MFS(R)/Sun Life Series Trust  [ARROW GRAPHIC]

ANNUAL REPORT o December 31, 2000

Bond Series
Emerging Markets Equity Series
Global Asset Allocation Series
Global Governments Series
Global Total Return Series
Government Securities Series
High Yield Series
International Growth and Income Series
Money Market Series
Strategic Income Series
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MFS Original Research(R)

Research has been central to investment management at MFS since 1932, when we created one of the first in-house research departments in the mutual fund industry. Original Research(SM) at MFS is more than just crunching numbers and creating economic models: it's getting to know each security and each company personally.

                                   [MFS LOGO]

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        NOT FDIC INSURED         MAY LOSE VALUE         NO BANK GUARANTEE
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Letter from the President
Dear Contract Owners,

If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in the research process behind MFS' portfolios. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for contract owners -- makes MFS unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

Philosophy

In over 75 years of managing mutual funds, MFS has developed a number of beliefs about the best ways to invest over a variety of market conditions. The first is a belief in bottom-up research, which means using a company-by-company, one-security-at-a-time approach to building a portfolio. MFS research analysts and portfolio managers seek out the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

A second fundamental belief is that, over the long term, stock prices follow earnings. In MFS' view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. A major element of Original ResearchSM is trying to do the best possible job of projecting a company's future earnings and determining how much the market will pay for those earnings.

A third MFS belief is that there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of MFS' investment style. Some of the stocks with which MFS has been most successful are those in which the firm's portfolios have taken large positions before the market discovered or believed in them. Similarly, some of MFS' best fixed-income investments have been early positions in companies or governments that its research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that MFS believes still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If MFS believes the business remains fundamentally strong, it may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, that MFS tries to be better than its peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means MFS strives to know a company and its industry well enough to distinguish truth from hype.

Process

MFS acquires information firsthand, by researching thousands of companies to determine which firms may make good investments. Analysis of an individual company may include

o     face-to-face contact with senior management as well as frontline workers

o     analysis of the company's financial statements and balance sheets

o     contact with the company's current and potential customers

o     contact with the company's competitors

o     forecasts of the company's future market share, cash flow, and earnings

MFS analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of their investment team. This ensures that the firm's best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each MFS portfolio manager -- and thus each of our contract owners -- to potentially benefit from any relevant item of Original Research.

John Ballen, MFS' President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

People

MFS' team of research analysts and portfolio managers traces its roots back to 1932, when the firm created one of the first in-house research departments in the industry. Today, we believe MFS has an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Company culture was a key factor in MFS' recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, the firm's people have tended to stick around -- the average MFS tenure of portfolio managers is 12 years, with 15 years in the investment industry. Contributing to this continuity is a policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of the people who are now managing portfolios or managing the company itself have been working together for well over a decade, MFS has a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

MFS also has scale. Its research analyst team is over 55 members strong and growing. Each analyst is an in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of MFS' four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in MFS' analysts making buy and sell recommendations on a wide range of potential investments for all MFS portfolios. In the end, the goal of Original Research is to try to give MFS portfolio managers an advantage over their peers -- to enable the firm's managers to deliver competitive performance, by finding opportunities before they are generally recognized by the


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Letter from the President -- continued

market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in Sun Life and in MFS, and we welcome any questions or comments you may have.

Respectfully,


/s/ C. James Prieur

C. James Prieur
President of the MFS(R)/Sun Life Series Trust

January 16, 2001

Investments in variable annuities will fluctuate and may be worth more or less upon redemption. Past performance is no guarantee of future results.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

Management Review and Outlook

Bond Series

For the 12 months ended December 31, 2000, the series provided a total return of 10.18%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, and compares to a return of 11.85% over the same period for the series' benchmark, the Lehman Brothers Government/Credit Bond Index (the Lehman Index). The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasury and government agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of domestic corporations. During the same period, the average "BBB"-rated portfolio tracked by Lipper Inc., an independent firm that reports performance, returned 8.00%.

Several factors influenced the series' performance over the period. On a positive note, performance benefited from signs that the economy was slowing and investors were beginning to anticipate lower interest rates in the months ahead. Bond yields generally fell in response to this development, and most bond prices firmed. The notable exceptions were corporate bonds, which battled a long list of challenges. A slumping stock market and questions about future corporate profitability weighed heavily on the minds of corporate bond investors already worried about the increased rate of bond credit-rating downgrades and the inflationary impact of higher oil prices. As a gauge of the increasingly negative sentiment looming over corporate bonds, the yield spread -- the difference between the yields of corporate bonds and Treasury securities -- widened. Essentially, investors wanted significantly more yield from corporate bonds as a way of compensating for their added credit risk.

High-yield corporate bonds took the biggest hit, and that had a somewhat detrimental impact on our performance over the period. The proportion of high-yield bonds trading at "distressed" prices (yielding 10 percentage points or more above Treasuries) reached its highest level since the early 1990s, when the market was paralyzed by recession and by the collapse of high-yield market leader Drexel Burnham Lambert. As a result of these conditions, there was a noticeable lack of interest from "vulture" investors who have historically purchased the debt of companies that fell on hard times. These opportunistic investors -- many of which were high- yield mutual funds -- avoided these securities either because of a lack of funds or evidence that the creditworthiness of issuers was worsening.

Certain strategies worked out well for the portfolio, such as our decision to maintain relatively large weightings compared to the Lehman Index in utility and energy bonds. Many of our energy holdings benefited from higher oil and natural gas prices and strong demand, as investors increasingly sought out sectors with a reputation for being defensive in a slower economy. Utility holdings also benefited from their reputation as a defensive sector, as their services have been required regardless of the economic situation. In addition, our holdings in enhanced equipment trust certificates issued by some of the major United States commercial airlines performed well. These investments are guaranteed by the airlines and are collateralized by their airplane fleets.

Finally, our decision earlier this year to reduce telecommunications holdings proved to be beneficial. The reduction stemmed from our concerns that the supply of telecommunications bonds would expand dramatically as companies tapped into the market to meet their funding needs. More important, however, were our concerns about the industry's deteriorating fundamentals. In the late summer and early fall, our decision was rewarded when telecommunications bonds came under heavy selling pressure in response to fears that some companies would miss their earnings targets and that others were having difficulty executing their business plans.

Another strategy we employed was to increase our allocation to mortgage securities. Because we believe there may be more difficult times ahead for the corporate bond market, we purchased mortgage securities issued by the Federal National Mortgage Association (FNMA) and the Government National Mortgage Association (GNMA) that offered over 1.5% more yield than Treasury securities with comparable maturities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) While they have offered more yield than treasuries, mortgage securities do in fact carry prepayment risk, meaning that they can be paid off before maturity if interest rates fall and the rate of homeowners refinancing their mortgages or starting new ones increases dramatically. Although we believe interest rates may fall somewhat in the first half of 2001, we don't think they'll fall enough to prompt a significant wave of refinancing activity.

We also feel we've positioned the series to potentially benefit from the dwindling supply of long- and intermediate-maturity Treasury securities. The U.S. Department of the Treasury recently announced that it plans to repurchase approximately $9 billion more in debt during the first quarter of 2001. With these additional buybacks occurring in the wake of increased buybacks at the end of 2000, plus reduced and less frequent auctions of new debt, we believe that intermediate- and long-term Treasury securities will continue to benefit as they have since the buybacks started in early 2000.

Looking ahead, we feel that the economy is showing tangible signs of slowing. Employment growth appears to have stalled, auto sales have retracted, and home and consumer sales have retrenched a bit. Given that backdrop, plus a lackluster holiday shopping season, we believe that the Federal Reserve Board will lower interest rates. If interest rates do stabilize or decline, we believe the environment will be positive for bonds.


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Management Review and Outlook -- continued

Emerging Markets Equity Series

For the 12 months ended December 31, 2000, the series provided a total return of -22.76%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, and compares to returns of -30.61% and -30.90%, respectively, over the same period for the series' benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, and the Lipper Emerging Markets Portfolios Index (the Lipper Index). The MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in 19 emerging markets. The Lipper Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective classification, adjusted for the reinvestment of capital gain distributions and income dividends.

In recent months we've seen a lot of correlation between the performance of the U.S. market and emerging markets. As investors became increasingly concerned about stock valuations, whether future earnings could support those prices, and a potential slowdown in global economic growth, we've witnessed broad-based selling in emerging markets. While we're likely to see more volatility and weakness in emerging markets in the near term, our outlook has become increasingly positive. We've based our outlook on the availability and ease of finding attractively valued companies that are well managed, growing their businesses, and that are representing solid long-term investments. Money has slowly started to make its way back into sectors other than technology and telecommunications, and we believe this trend means more upside potential for companies such as Empresa and Petrochina in the aerospace and energy sectors.

Despite the difficult environment, the fund outperformed the MSCI EMF Index and the Lipper Index during the period because we were quick to recognize that stock valuations for many technology and telecommunications companies had gotten very expensive relative to their earnings and business outlooks. Despite owning a number of technology companies with strong management teams and solid long-term prospects, we felt they were about to come under extreme pressure given the strong possibility for earnings disappointments and a slowdown in global economic activity. As a result, we significantly reduced the series' exposure to technology and telecommunications stocks, especially in Asia because the region seemed most vulnerable to an economic slowdown given its reliance on oil imports and the negative effects high energy prices could have on economic growth. These stocks have come under extreme pressure in recent months, and our underweighting relative to our benchmarks aided performance.

We also significantly increased the series' exposure to financial services and energy companies, which provided much-needed stability in a volatile and weak environment for emerging markets. In addition, we continued to focus our efforts on extensive bottom-up fundamental research that led us to companies such as Brazilian aircraft manufacturer Empresa and Mexican airport operator Grupo Aeroportuario. We believe both of these holdings represent excellent value and strong long-term growth opportunities.

We have seen numerous signs that global economic activity has slowed and it has affected the emerging markets, which depend very heavily on exports and healthy economic growth. At the same time, we are seeing a couple of other factors affecting the global economy; namely, the steep increase in oil prices that has hit net importers of oil the hardest, and the implosion of the technology bubble. We've seen economies in Asia suffer the most because they have been net importers of oil, and their markets were heavily concentrated in technology companies. Another factor that caused us to reduce our exposure to the Pacific Rim were signs that many Asian banks haven't completely recovered from the financial crisis they experienced a couple of years ago, which has hampered lending and future potential growth. As a result, we've concentrated on companies with positive business fundamentals within countries that have exported oil, and were therefore positively affected by higher oil prices, or economies that have not relied as heavily upon oil imports.

This environment led us to significantly increase the series' holdings in Mexico and South America during the period, but this decision wasn't based solely on the fact that many of these countries have exported oil. We've seen structural changes finally take hold in South America and Mexico. Massive privatization has taken place, so governments no longer own these assets. Whether we're talking banks, steel companies, oil companies, phone companies, or airports, many are now run by individuals focused on maximizing profits. As a result, Latin America has transformed itself over the past 10 years and opened up to free trade, which has forced companies to become more competitive. Another reason for our enthusiasm is monetary policy. We feel most of these countries are now very sensible and are running monetary policy for price stability, not for political reasons.

Global Asset Allocation Series

For the 12 months ended December 31, 2000, the series provided a total return of -2.31%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, and compares to the following returns over the same period for the series' multiple benchmarks:
-13.96% for the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world; -9.11% for the Standard & Poor's 500 Composite Index (the S&P 500), an unmanaged but commonly used measure of common stock total return performance; 11.63% for the Lehman Brothers Aggregate Bond Index (the Lehman Index), an unmanaged index composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate, nonconvertible, investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA); and -2.47% for the J.P. Morgan Non-dollar Government Bond Index, an unmanaged index of actively traded government bonds issued from 12 countries (excluding the United States) with remaining maturities of at least one year. During the same period, the average global flexible portfolio tracked by Lipper Inc., returned -4.44%.

During the past 12 months we witnessed a continuation of the pronounced shift in investor sentiment away from high-priced growth stocks in the technology and telecommunications sectors and into more value-oriented stocks in the health care, food services, insurance, and aerospace industries. In addition, we saw a dramatic divergence in the performance of the fixed-income and equity markets, as bonds significantly outperformed stocks during the period.

While it was a difficult year for global equity markets, we were able to outperform the S&P 500 and the MSCI EAFE indices because our research was quick to identify a general slowdown in economic


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Management Review and Outlook -- continued

activity and a deterioration in earnings prospects for a number of companies. As a result, the series' equity component benefited from our focus on fundamental business strengths, valuations, and economic variables such as interest rates. This focus led us to underweight the series' exposure to equities relative to the S&P 500 and the MSCI EAFE indices during the period. The series' performance also benefited from our decision to reduce our holdings in technology and telecommunications stocks while increasing our positions in financial services, health care, and industrial goods and services stocks during the period.

Our research indicated that pharmaceutical companies such as Akzo Nobel, Novartis, and Sanofi-Synthelabo were poised to produce accelerating earnings growth, and they exhibited strong business fundamentals. Other significant holdings that provided favorable results in a generally weak and volatile market environment were diversified food and consumer goods company Diageo, international insurance company QBE Insurance, and conglomerates such as Tyco, which we believe is one of the most well-run companies in the world.

The fixed-income component of the series produced strong results during the period. Our bond positions outperformed the equity component of the portfolio as investors continued to seek the relatively safer haven of fixed-income investments during an extremely volatile period for the equity market. Over the past year, investor confidence shifted from a view that the Federal Reserve Board (the Fed) has effectively guided the economy to a soft landing to a view that a sharp economic slowdown or a recession are threats to the U.S. economy. Due in part to this shift in market sentiment, the U.S. bond market remained one of the strongest performing sectors of the global fixed-income market during the 12-month period. As a result, our decision to overweight the series in U.S. Treasuries relative to the Lehman benchmark boosted performance, and our longer-term Treasuries performed particularly well during the period. Underweighted exposure to European and Japanese corporate bonds also aided performance.

Looking into 2001, we think general uncertainty surrounding the global economic environment and weak investor sentiment are likely to lead to further volatility and weakness in the near term. In this environment, we intend to maintain our diversified approach to asset allocation and to remain focused on finding companies with compelling business fundamentals, attractive valuations, strong balance sheets, and accelerating earnings prospects.

Global Governments Series

For the 12 months ended December 31, 2000, the series provided a total return of 1.22%. This return includes the reinvestment of any dividends but does not reflect any applicable contract or surrender charges, and compares to a return of 1.59% over the same period for the series' benchmark, the Salomon Brothers World Government Bond Index (the Salomon Index). The Salomon Index is unmanaged and consists of complete universes of government bonds with remaining maturities of at least five years.

Investor confidence has shifted from a view that the Federal Reserve Board (the
Fed) has effectively guided the economy to a soft landing to a view that a sharp economic slowdown or a recession are threats to the U.S. economy. Due in part to this shift in market sentiment, the U.S. bond market remained one of the strongest and best-performing sectors of the global fixed-income market during the past 12 months.

The U.S. bond market also received support from investors wanting to protect their portfolios from the extreme volatility we've seen in the equity market. U.S. government bonds received additional support from reduced supply due to the budget surplus and Treasury buy-back program. At the same time, we've seen the U.S. market outperform European and Japanese bond markets because of weakness in the euro and ongoing concerns about economic growth in Japan.

While the euro rebounded from its lows, during much of the period the series' performance was hurt by the depreciation of the euro. Longer term, we still believe that the euro will continue to rally because European economies are beginning to grow more rapidly than the United States. We expect the European Central Bank (ECB) to maintain a neutral monetary policy, however, economic growth over the past year caused the ECB to raise interest rates, which has recently attracted more investors and increased cash flows into the beleaguered euro.

Nevertheless, the series was helped by having overweighted positions in the U.S. bond market, specifically U.S. Treasuries, and being underweighted in both Europe and Japan relative to the Salomon Index. Other factors that helped performance were our significant exposure to sovereign Yankee bonds (dollar-denominated bonds issued in the United States by foreign governments) and our moderate increase in the portfolio's duration (a measure of its sensitivity to changes in interest rates) relative to the index. As yields on U.S. bonds generally declined during the period and the U.S. dollar remained firm relative to other currencies, both of these strategies benefited performance.

As we head into 2001, we think the market has anticipated a lot of the Fed's potential interest rate cuts. In other words, we think the U.S. bond market has gotten a bit ahead of itself. As a result, while we're likely to see rate cuts from the Fed, we're not as confident that the U.S. bond market can produce the price appreciation we've seen over the past year. Given this environment, we may start to decrease some of our exposure to U.S. bonds and reallocate this money to areas of the global economy that we believe offer attractive values. For example, dollar-bloc countries such as Canada have underperformed the U.S. market, but we see an opportunity for stronger performance given the strength of these economies and the attractive yields on some of their bonds.

Global Total Return Series

For the 12 months ended December 31, 2000, the series provided a total return of 2.28% This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, and compares to the following returns over the same period for the series' multiple benchmarks:
-9.11% for the S&P 500; -1.41% for the Lipper Global Flexible Portfolio Index (the Lipper Index); and -7.09% for a customized benchmark comprised of 60% of the Morgan Stanley Capital International (MSCI) World Index, and 40% of the J.P. Morgan Global Government Bond Index (the MorganIndex). The MSCI World Index is an unmanaged, market-capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. The Morgan Index is an unmanaged aggregate of actively traded government bonds issued from 13 countries (including the United States) with remaining maturities of at least one year. During the same period, the average global flexible portfolio tracked by Lipper Inc., returned -4.44%.

The portfolio fared well relative to its benchmarks and Lipper peer groups during an environment of uncertainty. Many markets struggled due to the continued downdraft of the technology sector, which had previously posted astounding performance in late 1999


4
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Management Review and Outlook -- continued

and early 2000. Since we look for value among growth stocks, we had very little weighting in the high-priced technology sector when the market started to turn. We were positioned very well as investors started to focus more on what they were paying for a company's growth prospects. The portfolio benefited in particular from its investments in consumer staples and pharmaceuticals stocks. In addition, the portfolio was helped by its strategy of diversifying some of its assets into bonds because fixed-income investments performed much better than stocks during the fourth quarter of 2000.

Investors became concerned about corporate profitability, especially within the technology sector. A large part of that concern sprang from building evidence of a global economic slowdown brought on by interest rate hikes implemented by the major central banks worldwide. In response, investors started to look for the very characteristics we had been highlighting in the portfolio -- steady, solid, predictable earnings growth. They showered their favor on investments such as consumer staples and pharmaceutical companies, firms that we think can be relatively sure that their products may continue to be in demand regardless of the market backdrop.

Remaining true to our bottom-up, research-driven investment process, we focused on analyzing individual company fundamentals and continued to construct the portfolio one stock at a time. The series' regional weightings were a byproduct of that process. That being said, the portfolio maintained a relatively underweighted position in U.S. stocks, including those in the technology sector. The capitalization of the U.S. market is pretty well dominated by the technology sector, which we had found to be overvalued. In addition, when the Japanese market experienced renewed difficulties, we trimmed some technology holdings there and reallocated them across Europe. Overall, we believe the movement toward corporate restructuring on the Continent is a positive, long-term story with which we'd like to be involved.

In the fixed-income portion of the series we favored U.S. bonds, a move that proved profitable because the U.S. bond market was much stronger than alternatives around the globe. In the United States, interest rates fell as market sentiment swung sharply due to emerging economic data pointing to a slowdown within the context of subdued inflation. That environment led bond market participants to anticipate future short-term interest rate cuts by the Federal Reserve Board. Our move to extend the bond holdings' duration -- a measure of their sensitivity to interest rates -- helped us benefit even more from declining interest rates. The U.S. dollar remained quite strong versus other currencies, especially the euro, due to a large growth differential compared to Europe. The euro appeared to bottom out versus the dollar due to significant intervention by the world's major central banks, but it has remained weak. We succeeded in sidestepping any problems brought on by a weak euro by hedging the portfolio's euro investments back into dollars -- effectively reducing currency risk.

On the stock side, there has been some uncertainty about the future direction of corporate profits. Having said that, we are very comfortable with the stocks we already own because we believe they could bear up well in such a market. While the markets have recently gone down, they've not been altogether volatile. We expect that to change going forward, anticipating that stocks will seesaw for some time. We think this kind of environment should offer significant opportunities for active managers like ourselves to find quality companies selling at reasonable prices; with many stocks tumbling recently, our list of potential investments has grown. On the bond side, it looks as if global growth could continue to slow. That would be a positive development for the fixed-income markets as slower growth could encourage central banks to ease interest rates, leading to price appreciation among bonds.

Government Securities Series

For the 12 months ended December 31, 2000, the series provided a total return of 12.11%. This return includes the reinvestment of any dividends but does not reflect any applicable contract or surrender charges, and compares to a return of 12.29% over the same period for the series' benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index). The Lehman Index is an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. During the same period, the average U.S. government portfolio tracked by Lipper Inc. returned 11.79%.

Turbulent market conditions characterized the period as this year could truly be described as a tale of two bond markets. The U.S. Treasury market in particular, which was out of favor in 1999 and the early part of 2000, reversed course to become the big winner over the past year. Through the first half of the one-year period, a tight labor market, signs of rising inflation, and persistently robust economic growth applied downward pressure on bond prices as investors anticipated the Federal Reserve Board's (the Fed's) next move. Investor sentiment shifted dramatically over the past few months as most fixed-income securities, especially U.S. Treasuries, posted strong gains amid increasing evidence that the Fed has successfully orchestrated a `'soft landing" -- a gradual slowing of the economy, which would lead to noninflationary economic growth.

Given this environment, in the first half of the period we underweighted the portfolio in short- and long-term Treasuries and mortgage-backed securities because they tend to perform poorly in a rising interest rate environment. At the same time, we overweighted intermediate-maturity Treasuries, which have tended to be less affected when the Fed raises short-term interest rates. As the U.S. and global economies began to show signs of slowing, we increased our holdings in mortgage-backed securities, government agency bonds, and longer-term Treasuries as a way to potentially take advantage of historically attractive spreads and to gain additional yield for the portfolio. In recent months, these strategies helped the portfolio outperform the Lehman Index. Our positions in federal agency securities rallied amid a more optimistic outlook on whether the implicit government guarantee on federal agency issues would remain in place. Holdings in mortgage-backed securities benefited from reduced supply and a more favorable prepayment environment.

Looking forward, we're fairly confident that global economic growth, especially in the United States, will continue to decelerate and dispel remaining fears of inflation, which could continue to benefit the fixed-income market. As a result, we believe above-average returns may be garnered through investing in high-quality intermediate-term mortgage-backed, agency, and government securities.

High Yield Series

For the 12 months ended December 31, 2000, the series provided a total return of -6.79%. This return includes the reinvestment of any dividends but does not reflect any applicable contract and surrender charges, and compares to returns over the same period of -5.86% and -9.86%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Bond Index (the Lehman Index), and the Lipper High Yield Bond Index (the Lipper Index). The Lehman Index is a market value-weighted index that tracks the total return performance of noninvestment-grade, fixed-rate, publicly placed, dollar-denominated and nonconvertible debt registered with the U.S. Securities and Exchange Commission (SEC).

In a market where most high-yield bonds traded lower, successful avoidance of most of the credit problems that hurt a variety of industries helped the portfolio's performance versus the Lipper benchmark. We also weren't afraid to lock in profits on securities that performed well for us. Some high-yield bond portfolio managers have been tempted in the past to hold on to positions that have performed well because they still liked the fundamental outlook for certain companies. In contrast, we are usually very price disciplined. Therefore, if a security reaches our valuation projections, we're often no longer comfortable with the potential downside risk and may reduce our exposure. A good example would be the telecommunications securities that performed extremely well in the early part of 2000 but have come down quite a bit amid the selloff in the equity market. We weren't afraid to sell these holdings despite our favorable long-term outlook for these companies.

We believe the key to avoiding credit defaults is MFS Original Research(R). The portfolio is backed by a large group of experienced investment management professionals dedicated exclusively to the high-income market. Our research analysts use a variety of models to analyze the credit risk and business prospects of the companies they cover. As a result, before any security is purchased for the portfolio, we carefully measure the underlying financial stability of each company. It's a research intensive, company-by-company, bottom-up approach to security selection. First, we look at a company's business risks and opportunities, then we consider the financial risks and opportunities. Finally, we look at all the different ways of investing in the company and how the market is pricing each one of the securities. From this analysis, we try to pick the bond that we think offers the best risk-adjusted return for the portfolio.

While we've reduced our exposure to telecommunications and media bonds early in the period, we still view these holdings as defensive positions that offer attractive yields and growth opportunities. We believe most people are not going to turn off their cable or mobile phones even if the economy goes into recession. Given the current economic environment and the sharp selloff we've seen in the telecommunications and media sectors, we found some attractive value in these segments of the market again. We were overweighted in media issues, which helped performance during a weak market. Despite reducing our exposure to telecommunications companies early in the year, we remained overweighted in this sector, which hurt our relative performance during the period. However, following a sharp selloff in the sector we viewed many telecommunications issues as attractively valued.

Earlier in the year, we also took some money off the table in the more cyclical industries, such as steel and paper packaging, as well as in general manufacturing. However, we believe some of these companies, along with the financial sector, are looking poised for a rebound, especially if the Federal Reserve Board decides to cut interest rates. So, we have begun to look closely at these companies.

We increased our exposure to the energy and gaming sectors earlier in the year to take advantage of the strong business fundamentals in these industries. Both of these moves worked well for the series, however, we took some profits in the energy sector in order to take advantage of attractive valuations, yields, and growth potential in some of the other sectors we've mentioned.

As we enter a new year, it's difficult to rule out further volatility in the short term given the uncertain economic environment; but the high-yield market rally that began in mid-December has continued through the end of the year. Despite the recent rally, the yield difference between noninvestment-grade debt and Treasuries widened significantly during the past year, making the yields on high-income bonds very attractive relative to other fixed-income securities. In addition, while cautious in the short run, we believe the economy will remain healthy and corporate earnings will produce low double-digit returns. Historically, high-yield bonds track corporate earnings, so we believe the environment will improve for the high-yield market.

International Growth and Income Series

For the 12 months ended December 31, 2000, the series provided a total return of -2.33%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, and compares to returns over the same period of -13.96% and -15.57%, respectively, for the series' benchmarks, the MSCI EAFE Index and the Lipper International Portfolios Index (the Lipper Index).

The steady nature of the portfolio's holdings -- chosen with an eye toward value and stable growth characteristics -- served it well within an investment environment plagued by significant uncertainty. The technology sector, which had posted incredible performance in late 1999 and early 2000, stumbled badly during the second half of the year. Mounting evidence of a global economic slowdown -- brought on by interest rate hikes implemented by major central banks worldwide -- raised concerns about corporate profitability. This anxiety hit high-flying, overvalued technology shares particularly hard.

With our focus on attractively valued growth stocks, we did not fall prey to the exuberance that had propelled technology stock valuations to unreasonable heights. Instead, we think the series was very well positioned to benefit when that speculative froth dissipated and investors reverted to time-tested investment techniques, most notably focusing on the price they would have to pay for a company's growth prospects. That rebirth of fundamental analysis and the uncertain market backdrop helped tilt the market more toward sectors offering steady, solid, predictable earnings growth -- many of which had been beaten down for some time -- including the consumer staples and pharmaceuticals stocks that populated the series. We think these firms can be relatively sure that demand for their products may continue regardless of the economic or market backdrop. They also have tended to be high-quality, large-capitalization companies with very visible earnings growth, cash flows, and profit streams.

Since we felt the series was already well positioned for the market backdrop, there was no need to tinker with it very much. As a result, the series' makeup remained relatively stable during the period in terms of sector weightings and country allocations, with one exception. We worked to reduce our investments in Japan when that market started to stumble, especially within the technology sector. It's important to note that this move was not the result of some big-picture concerns about the Japanese market. Remember, we're bottom-up investors, and our approach is to choose or eliminate stocks because of individual company prospects, not because of any grand views related to sectors, countries, or regions. That said, when our outlook soured for some of these Japanese investments, we reallocated assets into Europe, a region that has offered particularly attractive opportunities because many companies have undertaken restructuring activities to improve their businesses.

During the period, we continued to avoid the telecommunications sector and reduced our weightings in those companies, as they remained at depressed levels. Fortunately, we had already made an early exit from telecommunications when the sector started to show signs of weakening several months ago. As far as opportunities go, we slightly increased the series' investments in selected energy and energy services companies in order to take advantage of increases in oil and natural gas prices.

As we mentioned earlier, consumer staples was one area that did well, including stocks such as Nestle and Diageo, the British food and beverage firm that owns the franchises Pillsbury, Guinness, and Burger King. When the market rotated into pharmaceuticals, our holdings in Pharmacia, Sanofi-Synthelabo, and Aventis all enjoyed very positive performance.

Another area that proved fruitful for the series was broadcasting, including our investments in Television Francaise, Tokyo Broadcasting, and ProSieben in Germany. ProSieben benefited from unique circumstances. Previously, the broadcasting industry in Germany was fragmented among many different players, a situation that hurt participants because it created significant pricing pressure. However, through consolidations, the broadcasting industry has evolved so that there are just two major players. This streamlining has enabled ProSieben to improve its profitability through better prices. More generally, around the globe, broadcasters have benefited from broad deregulation.

On the negative side, the series was hurt by any exposure it had in technology and telecommunications, no matter how light that exposure may have been. Disappointments in technology were basically focused in Japan, including our investments in Fujitsu, Rohm, and Hitachi. On the telecommunications side, our holdings of British Telecom and Nortel Networks reduced performance.

Another factor that affected performance was the problems experienced by the common European currency, the euro. During the second half of the year, the euro continued to slump, but not nearly as much as during the free-fall it suffered during the first half of 2000. The weakness of the euro has not helped the performance of the broad European market nor the series' European holdings -- the possible exception being that a weak euro makes European goods more attractively priced to customers elsewhere. The history of the euro's trials and tribulations is a wonderful example of the potential pitfalls of top-down investing, that is, choosing investments based on a broad view of the outlook for a country, market, or sector. We've avoided the possible disaster brought on by the euro's difficulties by maintaining our bottom-up, research-driven focus, and buying what we believe are good stocks of solid companies with positive prospects for earnings growth.

Looking ahead, some uncertainty remains regarding the future direction of corporate profits. Having said that, we are very comfortable with the stocks we already own, because they could bear up well in such an unpredictable market. While the markets have recently gone down, they've not been very volatile. We expect that stability to change going forward, and anticipate that stocks will seesaw for some time. This kind of environment could offer significant opportunities for active managers like us to find quality companies selling at reasonable prices. With many stocks falling recently, our list of potential investments has grown.

Money Market Series(1, 8)

Market expectations continued to shift dramatically during the 12-month period. Early in the period, the Federal Reserve Board (the Fed) continued its rate-hike policy that had started in mid-1999. Over the last six months, however, economic indicators emerged showing that the Fed's rate hikes were beginning to take effect, and the torrid pace of economic growth that prevailed over the past year was moderating. In response, investor sentiment began to switch from expectations that the Fed would continue to hike interest rates, to a belief toward the end of the period that the Fed would cut rates early in 2001.

As a result, in the early part of the period we structured the portfolio with a relatively short maturity and targeted 30 to 35 days for the average maturity of the series' holdings. Later in the period, however, we began to lengthen the series maturity and targeted 45 to 50 days for the average maturity of the series' holdings.

Looking out over the next six to 12 months, we believe the Fed will achieve its goal of a soft landing, where economic growth slows to a sustainable, noninflationary pace. In the near term, if economic conditions continue to deteriorate or if financial markets around the world show signs of a potential crisis, we believe the Fed will act quickly to lower rates. After a couple of potential interest rate cuts, that may be necessary to jump-start economic growth, we think the Fed is likely to maintain a stable monetary policy. In this environment, we're likely to maintain an average maturity that is moderately longer than that of our peers.

We continue to limit the series' investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in order to provide maximum security against credit risk. On December 31, 2000, most of the portfolio was invested in high-quality commercial paper.

Investments in the series are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve the value of your investment, it is possible to lose money by investing in the series.

Strategic Income Series

For the 12 months ended December 31, 2000, the series provided a total return of 2.87%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, and compares to the following returns over the same period for the series' multiple benchmarks:
11.85% for the Lehman Brothers Government/Credit Bond Index; -5.86% for the Lehman Brothers HighYield Bond Index; and 1.59% for the Salomon Brothers World Government Bond Index. During the same period, the average multisector income portfolio tracked by Lipper Inc. returned -0.05%.

We try to provide investors with "one-stop shopping" in the bond world by offering a combination of six sectors that covers most of the bond market: U.S. government and mortgage bonds, U.S. high-grade corporates, U.S. high-yield corporates, international developed countries, emerging markets, and convertible bonds and preferred stocks. We vary the weights of these sectors within certain limits, depending on where we believe the best values are at any given time. For example, if one sector gets beaten down in price but we believe the situation will improve, we may reallocate assets from pricier asset sectors to that cheaper one to try to take advantage of the opportunity. We feel markets have not always behaved rationally, and a portfolio such as ours may take advantage of those situations.

Interestingly, the top-performing bond sectors in 2000 were U.S. Treasuries, one of the safest of all fixed-income sectors in terms of credit risk, and emerging markets, one of the riskiest. We increased our exposure to long-term Treasuries because long-term interest rates were falling, causing long-term Treasury prices to rise. Although the Federal Reserve Board (the Fed) raised short-term interest rates several times since the fall of 1999 in an effort to slow the economy, the effect of those increases was to lower long-term rates. We think long-term rates fell because the market had confidence that the Fed would succeed in slowing economic growth, which could lead to lower rates in the future. The shrinking federal deficit was another factor that caused long-term bond prices to rise because demand for these bonds increased as the government issued fewer of them.

We believe our emerging market debt holdings were strong performers because many Third World countries were starting to get their political and economic houses in order, and their economic systems were coming more into line with the rest of the world. As the market has recognized this situation, bonds issued by these nations have tended to be upgraded, crossing over from below-investment grade to investment grade. (When a bond's rating is upgraded, the bond is considered less risky and therefore its price rises.) For example, our research was early in identifying Mexico as a country with credit upgrade potential, and the portfolio benefited when the Mexican bonds we held crossed over to investment grade in the spring of 2000.

Looking ahead, we believe U.S. Treasuries may do better than any other fixed-income sector in the early part of 2001. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) As the U.S. economy slows, we feel the Fed may lower interest rates to provide more liquidity, thus driving up bond prices. To take advantage of this situation, we have increased our weighting in U.S. government and mortgage bonds to about 34% of assets, our highest allocation in a couple of years.

We see the high-yield sector as another area of potential opportunity. High-yield bond prices were beaten down in 2000 because, we believe, the market was pricing in a 10% default rate in anticipation of a recession. Looking toward the first half of 2001, however, we think the Fed will be successful in slowing the economy without prompting a recession. We believe that in the first or second quarter the market will recognize that the economy has achieved a successful "soft landing," and prices of credit-sensitive issues, including high-yield bonds, may begin to rise. At this point we anticipate increasing our allocation to that sector, once we begin to see signs of an imminent turnaround.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

Performance Summary

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. Series results do not reflect the deduction of separate account charges. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

Bond Series(2, 4, 5, 6)

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2000. Index information is from May 1, 1998.)

[The following table was represented as a line graph in the printed material.]

                                       May-98    Dec-98    Dec-99    Dec-00
                                       ------    ------    ------    ------
Bond Series                            $10,000   $10,690   $10,509   $11,579
Lehman Brothers Government/Credit
Bond Index#                            $10,000   $10,730   $10,499   $11,744

Total Rates of Return through December 31, 2000

                                                             1 Year        Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                     +10.18%      +15.79%
Average Annual Total Return                                 +10.18%       +5.67%

Comparative Indices++

                                                              1 Year       Life*
--------------------------------------------------------------------------------
Average corporate debt portfolio "BBB" rated +                +8.00%      +3.67%
Lehman Brothers Government/Credit Bond Index #               +11.85%      +6.21%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2000. Index information is from May 1, 1998.
++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard & Poor's Micropal, Inc.

Emerging Markets Equity Series(2, 3)

(For the period from the commencement of the series' investment operations, June 5, 1996, through December 31, 2000. Index information is from
June 1, 1996.)

[The following table was represented as a line graph in the printed material.]

                          Jun-96   Dec-96   Dec-97   Dec-98  Dec-99   Dec-00
                          ------   ------   ------   ------  ------   ------
Emerging Markets
Equity Series             $10,000  $10,000  $11,046  $7,735  $11,794  $9,110
MSCI EMF                  $10,000   $9,641   $8,524  $6,364  $10,590  $7,349
Lipper Emerging Markets
Portfolios Index          $10,000   $9,872   $8,862  $6,481  $10,950  $7,567

Total Rates of Return through December 31, 2000

                                                      1 Year   3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                              -22.76%   -17.53%    -8.90%
Average Annual Total Return                          -22.76%    -6.22%    -2.02%

Comparative Indices++
                                                      1 Year   3 Years     Life*
--------------------------------------------------------------------------------
Lipper Emerging Markets Portfolios Index +            -30.90    -5.13%    -5.90%
MSCI Emerging Markets Free Index #                    -30.61    -4.83%    -6.50%

* For the period from the commencement of the series' investment operations, June 5, 1996, through December 31, 2000. Index information is from June 1, 1996.
++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard & Poor's Micropal, Inc.

Global Asset Allocation Series(2, 3, 4, 5, 7)

(For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2000. Index information is from November 1, 1994.)

[The following table was represented as a line graph in the printed material.]

                                              Nov-94   Dec-96   Dec-97   Dec-98    Dec-99   Dec-00
                                              ------   ------   ------   ------    ------   ------
Global Asset Allocation Series                $10,000  $14,190  $15,732  $16,771   $19,870  $19,410
J.P. Morgan Non-dollar Government Bond Index  $10,000  $12,493  $12,021  $14,219   $13,342  $13,012
Lehman Brothers Aggregate Bond Index          $10,000  $12,335  $13,526  $14,701   $14,580  $16,275
MSCI EAFE Index                               $10,000  $11,370  $11,604  $13,964   $17,776  $15,295
S & P 500 Composite Index                     $10,000  $16,542  $22,061  $28,366   $34,335  $31,209

Total Rates of Return through December 31, 2000

                                            1 Year   3 Years   5 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                     -2.31%   +23.38%   +58.73%   +94.10%
Average Annual Total Return                 -2.31%    +7.25%    +9.68%   +11.39%

Comparative Indices++

                                            1 Year   3 Years   5 Years     Life*
--------------------------------------------------------------------------------
Average global flexible portfolio+          -4.44%    +9.09%   +10.83%   +11.32%
J.P. Morgan Non-dollar
  Government Bond Index#                    -2.47%    +2.67%    +1.86%    +4.36%
Lehman Brothers Aggregate
  Bond Index#                              +11.63%    +6.36%    +6.46%    +8.22%
MSCI EAFE Index#                           -13.96%    +9.64%    +7.43%    +7.13%
Standard & Poor's 500
  Composite Index#                         -9.11%    +12.26%   +18.33%   +20.27%

* For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2000. Index information is from November 1, 1994.
++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard & Poor's Micropal, Inc.

Global Governments Series(2, 3, 4, 5, 6, 7)

(For the 10-year period ended December 31, 2000.)

[The following table was represented as a line graph in the printed material.]

                          12/31/1990   12/31/1992   12/31/1994   12/31/1996   12/31/1998   12/31/2000
                          ----------   ----------   ----------   ----------   ----------   ----------
Global Government Series   $10,000      $11,545      $13,109      $15,872      $18,186      $17,454
Salomon Brothers World
Government Bond Index      $10,000      $12,222      $14,168      $17,476      $20,197      $19,643

Total Rates of Return through December 31, 2000

                                            1 Year   3 Years   5 Years  10 Years
--------------------------------------------------------------------------------
Cumulative Total Return                     +1.22%   +10.81%   +15.09%   +74.54%
Average Annual Total Return                 +1.22%    +3.48%    +2.85%    +5.73%

Comparative Index++

                                            1 Year   3 Years   5 Years  10 Years
--------------------------------------------------------------------------------
Salomon Brothers World
  Government Bond Index#                    +1.59%    +3.89%    +3.10%    +6.98%

++    Average annual rate of return.
#     Source: Standard & Poor's Micropal, Inc.

Global Total Return Series(1,6,7)

(For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2000. Index information is from November 1, 1994.)

[The following table was represented as a line graph in the printed material.]

                                            11/7/1994    12/31/1996    12/31/1997    12/31/1998    12/31/1999    12/31/2000
                                            ---------    ----------    ----------    ----------    ----------    ----------
Global Total Return Series                   $10,000      $13,533       $15,375       $18,200       $19,733       $20,183
60% MSCI World/ 40% JP Morgan Global
Government Bond Index                        $10,000      $12,882       $14,178       $17,202       $19,301       $17,931
Lipper Global Flexible Portfolio Index       $10,000      $13,068       $14,654       $15,971       $19,544       $19,269
S & P 500 Composite Index                    $10,000      $16,542       $22,061       $28,366       $34,335       $31,209

Total Rates of Return through December 31, 2000

                                            1 Year   3 Years   5 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                     +2.28%   +31.27%   +70.51%  +101.83%
Average Annual Total Return                 +2.28%    +9.49%   +11.26%   +12.10%

Comparative Indices++

                                            1 Year   3 Years   5 Years     Life*
--------------------------------------------------------------------------------
Average global flexible portfolio+          -4.44%    +9.09%   +10.83%   +11.32%
60% MSCI World/ 40% JP Morgan
  Global Government Bond Index#             -7.09%    +8.14%    +8.87%    +9.93%
Lipper Global Flexible Portfolio Index+     -1.41%    +9.56%   +11.07%   +11.22%
Standard & Poor's 500 Composite Index#      -9.11%   +12.26%   +18.33%   +20.27%

* For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2000. Index information is from November 1, 1994.
++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard & Poor's Micropal, Inc.

Government Securities Series(6, 8)

(For the 10-year period ended December 31, 2000.)

[The following table was represented as a line graph in the printed material.]

                            12/31/1990    12/31/1992    12/31/1994    12/31/1996    12/31/1998    12/31/2000
                            ----------    ----------    ----------    ----------    ----------    ----------
Government Securities
Series                       $10,000       $12,370       $13,148       $15,725       $18,583       $20,444
Lehman Brothers
Government/Mortgage Index    $10,000       $12,370       $13,144       $16,054       $19,121       $21,355

Total Rates of Return through December 31, 2000

                                            1 Year   3 Years   5 Years  10 Years
--------------------------------------------------------------------------------
Cumulative Total Return                    +12.11%   +19.58%   +32.15%  +104.44%
Average Annual Total Return                +12.11%    +6.14%    +5.73%    +7.41%

Comparative Indices++

                                            1 Year   3 Years   5 Years  10 Years
--------------------------------------------------------------------------------
Average U.S. government portfolio+         +11.79%    +5.48%    +5.40%    +7.01%
Lehman Brothers Government/
  Mortgage Index#                          +12.29%    +6.69%    +6.64%    +7.88%

++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard & Poor's Micropal, Inc.

High Yield Series(1,5,7)

(For the 10-year period ended December 31, 2000.)

[The following table was represented as a line graph in the printed material.]

                       Dec-90    Dec-92    Dec-94    Dec-96    Dec-98    Dec-00
                       ------    ------    ------    ------    ------    ------
High Yield Series      $10,000   $16,957   $19,523   $25,596   $29,153   $29,052
Lipper High Yield
Bond Index             $10,000   $16,599   $19,165   $25,420   $28,748   $27,145
Lehman Brothers
High Yield Bond Index  $10,000   $16,921   $19,613   $26,027   $29,897   $28,819

Total Rates of Return through December 31, 2000

                                            1 Year   3 Years   5 Years  10 Years
--------------------------------------------------------------------------------
Cumulative Total Return                     -6.79%    +0.23%   +27.26%  +190.52%
Average Annual Total Return                 -6.79%    +0.08%    +4.94%   +11.25%

Comparative Indices++

                                            1 Year   3 Years   5 Years  10 Years
--------------------------------------------------------------------------------
Lipper High Yield Bond Index+               -9.86%    -1.92%    +3.82%   +10.50%
Lehman Brothers High Yield
  Bond Index#                               -5.86%    -0.61%    +4.28%   +11.16%

++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard & Poor's Micropal, Inc.

International Growth and Income Series(1, 3)

(For the period from the commencement of the series' investment operations, October 2, 1995, through December 31, 2000. Index information is from October 1, 1995.)

[The following table was represented as a line graph in the printed material.]

                       Oct-95    Dec-95    Dec-96    Dec-97    Dec-98    Dec-99    Dec-00
                       ------    ------    ------    ------    ------    ------    ------
International Growth
and Income Series      $10,000   $10,130   $10,620   $11,314   $13,767   $16,135   $15,759
Lipper International
Portfolios Index       $10,000   $10,181   $11,649   $12,494   $14,076   $19,401   $16,545
MSCI EAFE Index        $10,000   $10,413   $11,075   $11,303   $13,601   $17,314   $14,898

Total Rates of Return through December 31, 2000

                                            1 Year   3 Years   5 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                     -2.33%   +39.29%   +55.57%   +57.59%
Average Annual Total Return                 -2.33%   +11.68%    +9.24%    +9.06%

Comparative Indices++

                                            1 Year   3 Years   5 Years     Life*
--------------------------------------------------------------------------------
Lipper International Portfolios Index+     -15.57%    +9.88%    +9.09%    +8.86%
MSCI EAFE Index#                           -13.96%    +9.64%    +7.43%    +7.89%

* For the period from the commencement of the series' investment operations, October 2, 1995, through December 31, 2000. Index information is from October 1, 1995.
++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard & Poor's Micropal, Inc.

Strategic Income Series(2, 4, 5, 6, 7)

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2000. Index information is from May 1, 1998.)

[The following table was represented as a line graph in the printed material.]

                                       May-98   12/31/1998   12/31/1999    12/31/2000
                                       ------   ----------   ----------    ----------
Strategic Income Series                $10,000   $10,040      $10,503       $10,805
Lehman Brothers Government/Credit
Bond Index                             $10,107   $10,730      $10,499       $11,744
Lehman Brothers High
Yield Bond Index                       $10,035    $9,817      $10,052        $9,463
Salomon Brothers World
Government Bond Index                  $10,023   $11,261      $10,780       $10,952

Total Rates of Return through December 31, 2000

                                                                1 Year     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                         +2.87%    +8.05%
Average Annual Total Return                                     +2.87%    +2.96%

Comparative Indices++

                                                                1 Year     Life*
--------------------------------------------------------------------------------
Average multisector income portfolio+                           -0.05%    +0.15%
Lehman Brothers Government/Credit Bond Index#                  +11.85%    +6.21%
Lehman Brothers High Yield Bond Index#                          -5.86%    -2.05%
Salomon Brothers World Government Bond Index#                   +1.59%    +3.47%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2000. Index information is from May 1, 1998.
++    Average annual rates of return.
+     Source: Lipper Inc.
#     Source: Standard &Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and units, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results. Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

(1) Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase unit price volatility. See the prospectus for details.

(2) Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase unit price volatility. See the prospectus for details.

(3) The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase unit price volatility. See the prospectus for details.

(4) The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation. These risks may increase unit price volatility. See the prospectus for details.

(5) Investments in lower-rated securities may provide greater returns, but may have greater-than-average risk. These risks may increase unit price volatility. See the prospectus for details.

(6) The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities. These risks may increase unit price volatility. See the prospectus for details.

(7) The portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase unit price volatility. See the prospectus for details.

(8) Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio. These risks may increase unit price volatility. See the prospectus for details.

Portfolio of Investments -- December 31, 2000
Bond Series

Bonds -- 91.1%

                                                    Principal Amount
Issuer                                               (000 Omitted)      Value
U.S. Bonds -- 82.8%
Airlines -- 1.2%
American Airlines, 7.024s, 2009 ....................     $  213      $   217,931
Continental Airlines, 6.545s, 2019 .................        194          186,950
Delta Air Lines, 7.379s, 2010 ......................        295          304,157
Delta Air Lines, 7.57s, 2010 .......................        166          174,307
                                                                     -----------
                                                                     $   883,345
                                                                     -----------
Automotive -- 2.8%
DaimlerChrysler, 6.63s, 2001 .......................     $1,030      $ 1,030,134
Ford Motor Credit Co., 5.8s, 2009 ..................        142          127,947
Ford Motor Credit Co., 7.375s, 2009 ................        325          324,181
Ford Motor Credit Co., 7.875s, 2010 ................        655          673,779
                                                                     -----------
                                                                     $ 2,156,041
                                                                     -----------
Banks and Credit Companies -- 5.7%
Associates Corp., 5.5s, 2004 .......................     $  185      $   180,170
Associates Corp., 5.8s, 2004 .......................        315          309,648
Capital One Financial Corp., 7.25s, 2003 ...........        413          397,872
Chase Manhattan Corp., 6.75s, 2004 .................        259          262,188
FleetBoston Financial Corp., 7.25s, 2005 ...........        160          164,534
General Motors Acceptance Corp.,
  6.75s, 2002 ......................................        600          603,630
General Motors Acceptance Corp.,
  5.95s, 2003 ......................................        133          130,960
General Motors Acceptance Corp.,
  7.5s, 2005 .......................................        781          803,462
Golden State Holdings, 6.75s, 2001 .................         49           48,644
Lehman Brothers Holdings, Inc.,
  6.25s, 2003 ......................................        115          114,272
Natexis AMBS Co. LLC, 8.44s, 2049 ## ...............         34           33,174
Unicredito Italiano Capital Trust I,
  9.2s, 2049## .....................................        300          306,423
Wells Fargo Bank, 7.8s, 2010 .......................        900          940,005
                                                                     -----------
                                                                     $ 4,294,982
                                                                     -----------
Building -- 0.2%
Building Materials Corp. America, 8s, 2008 .........     $  510      $   127,500
                                                                     -----------
Consumer Goods and Services -- 0.3%
Hasbro, Inc., 7.95s, 2003 ..........................     $  257      $   221,020
                                                                     -----------
Corporate Asset Backed -- 1.9%
Amresco Residential Securities Mortgage
  Loan, 5.94s, 2015 ................................     $   20      $    20,361
Commercial Mortgage Asset Trust,
  7.839s, 2020 (Interest Only) .....................      8,542          293,005
Contimortgage Home Equity Loan Trust,
  6.19s, 2014 ......................................        125          123,866
DLJ Commercial Mortgage Corp.,
  9.021s, 2003 .....................................        150          150,000
DLJ Commercial Mortgage Corp.,
  9.397s, 2003 .....................................        110          108,075
GMAC Commercial Mortgage Security Inc.,
  7.544s, 2004 .....................................        305          297,089
Greenpoint Credit LLC, 7.6s, 2022 ..................        430          443,271
                                                                     -----------
                                                                     $ 1,435,667
                                                                     -----------
Energy -- 0.8%
Dominion Resources, Inc., 8.125s, 2010 .............     $  181      $   195,645
El Paso Energy Corp., 6.95s, 2007 ..................        288          293,587
Pioneer Natural Resources Co.,
  9.625s, 2010 .....................................         80           84,800
Salton Sea Funding Corp., 7.84s, 2010 ..............         40           40,199
                                                                     -----------
                                                                     $   614,231
                                                                     -----------
Financial Services -- 5.5%
AIG Sunamerica Global Financing II,
  7.6s, 2005## .....................................     $  600      $   633,660
Citigroup, Inc., 7.25s, 2010 .......................        550          568,859
General Electric Capital Corp., 8.7s, 2007 .........          4            4,505
Morgan Stanley Capital, 6.86s, 2010 ................        305          258,536
Morgan Stanley Capital, 6.01s, 2030 ................        195          194,407
Morgan Stanley Capital, 7.772s, 2039 ...............        350          281,492
Morgan Stanley Dean Witter,
  7.125s, 2003 .....................................      1,000        1,017,930
Morgan Stanley Dean Witter, 7.75s, 2005 ............        500          526,125
Nisource Finance Corp., 7.875s, 2010## .............        687          718,575
                                                                     -----------
                                                                     $ 4,204,089
                                                                     -----------
Food and Beverage Products -- 0.2%
Coca Cola Bottling Co., 6.375s, 2009 ...............     $  206      $   190,470
                                                                     -----------
Forest and Paper Products -- 0.4%
Georgia-Pacific Corp., 7.7s, 2015 ..................     $  250      $   211,830
Georgia-Pacific Corp., 9.875s, 2021 ................         28           24,895
Georgia-Pacific Corp., 9.5s, 2022 ..................         56           48,871
                                                                     -----------
                                                                     $   285,596
                                                                     -----------
Insurance -- 0.3%
Aflac, Inc., 6.5s, 2009 ............................     $  209      $   201,326
                                                                     -----------
Internet
PSINET, Inc., 11s, 2009 ............................     $  110      $    31,075
                                                                     -----------
Media -- 3.8%
AT&T Corp.-Liberty Media, 8.25s, 2030 ..............     $  200      $   182,468
Belo Corp., 7.25s, 2027 ............................         31           25,509
Belo Corp., 7.75s, 2027 ............................        113           98,705
Chancellor Media Corp., 8.125s, 2007 ...............        785          789,906
Charter Communications Holdings,
  8.25s, 2007 ......................................        500          455,000
Hearst Argyle Television, Inc., 7.5s, 2027 .........         72           62,000
News America Holdings, Inc., 6.625s, 2008 ..........        353          333,412
Sprint Capital Corp., 6.5s, 2001 ...................        500          499,835
Time Warner, Inc., 10.15s, 2012 ....................        263          322,059
Time Warner, Inc., 6.875s, 2018 ....................        115          109,357
                                                                     -----------
                                                                     $ 2,878,251
                                                                     -----------
Medical and Health Products -- 0.3%
The Healthcare Co., 8.75s, 2010 ....................     $  238      $   250,495
                                                                     -----------
Oils -- 2.8%
Alberta Energy Ltd., 7.65s, 2010 ...................     $  147      $   155,084
Alberta Energy Ltd., 8.125s, 2030 ..................        124          132,345
Apache Corp., 7.95s, 2026 ..........................        449          481,723
Occidental Petroleum Corp., 6.75s, 2002 ............        176          176,785
Occidental Petroleum Corp., 6.4s, 2003 .............        173          173,176
Pemex Project, 9.125s, 2010## ......................        329          328,178
Phillips Petroleum Co., 8.75s, 2010 ................        595          680,823
                                                                     -----------
                                                                     $ 2,128,114
                                                                     -----------
Railroads -- 0.7%
Union Pacific Corp., 6.34s, 2003 ...................     $  256      $   255,263
Union Pacific Corp., 6.39s, 2004 ...................        288          287,176
                                                                     -----------
                                                                     $   542,439
                                                                     -----------
Real Estate -- 1.2%
EOP Operating LP, 7.75s, 2007 ......................     $  350      $   358,820
EOP Operating LP, 8.1s, 2010 .......................         97          101,849
Socgen Real Estate LLC, 7.64s, 2049## ..............        467          453,256
                                                                     -----------
                                                                     $   913,925
                                                                     -----------
Restaurants and Lodging -- 0.9%
MGM Mirage, Inc., 8.5s, 2010 .......................     $  640      $   657,190
                                                                     -----------


14-BDS

                                                    Principal Amount
Issuer                                               (000 Omitted)      Value
U.S. Bonds -- continued
Retail -- 0.4%
Federated Department Stores, Inc.,
  8.5s, 2003 .......................................     $  146      $   149,075
J.Crew Operating Corp., 10.375s, 2007 ..............        150          130,500
                                                                     -----------
                                                                     $   279,575
                                                                     -----------
Supermarkets -- 0.9%
Safeway, Inc., 5.875s, 2001 ........................     $  700      $   697,578
                                                                     -----------
Telecommunications -- 4.5%
Cable & Wireless Optus Finance, 8s,
  2010## ...........................................     $  343      $   376,051
Cable & Wireless Optus LTD, 8.125s,
  2009## ...........................................        194          212,733
Cox Communications, Inc., 7.75s, 2010 ..............        793          820,906
CSC Holdings Inc., 7.25s, 2008 .....................        277          263,701
CSC Holdings Inc., 8.125s, 2009 ....................         77           77,516
Qwest Capital Funding, Inc., 7.75s, 2006## .........        834          868,878
TCI Communications Financing III,
  9.65s, 2027 ......................................        425          458,996
Telecomunicaciones de Puerto Rico,
  6.65s, 2006 ......................................         72           70,221
Telecomunicaciones de Puerto Rico,
  6.8s, 2009 .......................................        299          288,624
                                                                     -----------
                                                                     $ 3,437,626
                                                                     -----------
U.S. Federal Agencies -- 16.7%
FNMA, 6.625s, 2009 .................................     $3,339      $ 3,494,048
FNMA, 7s, 2015 .....................................      3,623        3,642,245
FNMA, 7.5s, 2030 ...................................      3,547        3,599,323
GNMA, 7.5s, 2026 ...................................        263          267,766
GNMA, 8s, 2022 .....................................      1,001        1,027,310
GNMA TBA, 7.5s, 2027 ...............................        618          628,425
                                                                     -----------
                                                                     $12,659,117
                                                                     -----------
U.S. Treasury Obligations -- 24.7%
U.S. Treasury Bonds, 9.875s, 2015 ..................     $1,397      $ 2,012,337
U.S. Treasury Bonds, 6.125s, 2029 ..................      4,031        4,384,357
U.S. Treasury Bonds, 6.25s, 2030 ...................      4,151        4,630,939
U.S. Treasury Notes, 5.875s, 2004 ..................        214          219,583
U.S. Treasury Notes, 7.875s, 2004 ..................        920        1,007,253
U.S. Treasury Notes, 5.75s, 2005 ...................      2,961        3,081,161
U.S. Treasury Notes, 6.75s, 2005 ...................      1,317        1,403,013
U.S. Treasury Notes, 4.25s, 2010 ...................      1,176        1,221,743
U.S. Treasury Notes, 6.5s, 2010 ....................        724          792,100
                                                                     -----------
                                                                     $18,752,486
                                                                     -----------
Utilities -- Electric -- 6.6%
Beaver Valley Funding Corp.II, 9s, 2017 ............     $  544      $   586,481
Cleveland Electric Illuminating Co.,
  9s, 2023 .........................................        351          367,743
Commonwealth Edison Co., 8.5s, 2022 ................         47           49,085
Connecticut Light & Power Co.,
  7.875s, 2001 .....................................        342          343,669
Connecticut Light & Power Co.,
  7.875s, 2024 .....................................        180          180,900
Entergy Mississippi, Inc., 6.2s, 2004 ..............         83           80,697
GGIB Funding Corp., 7.43s, 2011 ....................         15           14,786
Gulf States Utilities Co., 8.21s, 2002 .............        151          152,718
Gulf States Utilities Co., 8.25s, 2004 .............         41           42,944
Niagara Mohawk Power Corp., 0s to 2003,
  8.5s to 2010 .....................................      1,266        1,096,698
Northeast Utilities, 8.58s, 2006 ...................        219          221,525
NRG Energy Inc., 8.7s, 2005## ......................        380          392,829
NRG Energy South Central LLC,
  8.962s, 2016## ...................................        157          167,079
PNPP II Funding Corp., 9.12s, 2016 .................         79           85,460
RGS Aegco Funding Corp., 9.81s, 2022 ...............        400          458,784
Toledo Edison Co., 7.875s, 2004 ....................        561          582,610
Utilicorp United, Inc., 7s, 2004 ...................         69           68,183
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017 ......................................        151          153,711
                                                                     -----------
                                                                     $ 5,045,902
                                                                     -----------
  Total U.S. Bonds ............................................      $62,888,040
                                                                     -----------
Foreign Bonds -- 8.3%
Australia -- 0.1%
Apache Finance PTY LTD, 7s, 2009
  (Real Estate) ....................................     $   78      $    79,626
                                                                     -----------
Belgium -- 0.1%
Hermes Europe Railtel B.V., 10.375s,
  2009 (Telecommunications) ........................     $  150      $    63,000
                                                                     -----------
Brazil -- 0.3%
Banco Nacional de Desenvolvi, 11.714s,
  2008 (Banks and Credit Cos.)## ...................     $  160      $   149,408
Banco Nacional de Desenvolvi, 13.054s,
  2008 (Banks and Credit Cos.)## ...................        100           93,380
                                                                     -----------
                                                                     $   242,788
                                                                     -----------
Bulgaria -- 0.2%
National Republic of Bulgaria, 7.75s, 2011 .........     $   81      $    60,752
National Republic of Bulgaria, 7.75s, 2024 .........        170          128,745
                                                                     -----------
                                                                     $   189,497
                                                                     -----------
Canada -- 0.4%
Province of Quebec, 7.5s, 2029 .....................     $  254      $   271,069
                                                                     -----------
Chile -- 0.8%
Empresa Nacional de Electric, 7.75s,
  2008 (Utilities -- Electric) .....................     $  421      $   407,613
Empresa Nacional de Electric, 8.5s, 2009
  (Utilities -- Electric) ..........................        213          216,231
                                                                     -----------
                                                                     $   623,844
                                                                     -----------
Finland -- 0.7%
UPM Kymmene Corp., 7.45s, 2027
  (Forest and Paper Products)## ....................     $  576      $   519,921
                                                                     -----------
Mexico -- 0.4%
Grupo Iusacell S.A. de CV, 14.25s, 2006
  (Telecommunications) .............................     $   45      $    44,437
United Mexican States, 11.375s, 2016 ...............         60           69,881
United Mexican States, 11.5s, 2026 .................        165          201,424
                                                                     -----------
                                                                     $   315,742
                                                                     -----------
Netherlands -- 1.8%
Koninklijke KPN N.V., 8.375s, 2030
  (Telecommunications)## ...........................     $   77      $    70,451
Koninklijke KPN N.V., 8s, 2010
  (Telecommunications)## ...........................         61           58,941
Telefonica Europe BV, 7.35s, 2005
  (Telecommunications) .............................        350          353,591
Telefonica Europe BV, 8.25s, 2030
  (Telecommunications) .............................        855          853,718
                                                                     -----------
                                                                     $ 1,336,701
                                                                     -----------
Panama -- 0.3%
Republic of Panama, 4.5s, 2014 .....................     $   21      $    16,643
Republic of Panama, 10.75s, 2020 ...................        180          177,300
Republic of Panama, 8.875s, 2027 ...................         49           41,527
                                                                     -----------
                                                                     $   235,470
                                                                     -----------
Qatar -- 0.3%
State of Qatar, 9.75s, 2030## ......................     $  257      $   257,000
                                                                     -----------
Russia -- 0.3%
Russian Federation, 11.75s, 2003## .................     $  145      $   134,868
Russian Federation, 8.25s, 2010## ..................        102           63,479
                                                                     -----------
                                                                     $   198,347
                                                                     -----------


                                                                          15-BDS

                                                    Principal Amount
Issuer                                               (000 Omitted)      Value
Foreign Bonds -- continued
South Korea -- 0.6%
Chohung Bank, 11.5s, 2010## ........................     $  140      $   135,800
Export-Import Bank Korea, 7.1s, 2007
  (Banks and Credit Cos.) ..........................        337          336,157
                                                                     -----------
                                                                     $   471,957
                                                                     -----------
Sweden -- 0.6%
AB Spintab, 6.8s, 2049
  (Banks and Credit Cos.)## ........................     $  465      $   463,100
                                                                     -----------
United Kingdom -- 1.4%
British Sky Broadcasting, 6.875s, 2009
  (Telecommunications) .............................     $  886      $   773,629
British Telecommunications PLC, 8.625s,
  2030 (Telecommunications) ........................        275          273,886
                                                                     -----------
                                                                     $ 1,047,515
                                                                     -----------
  Total Foreign Bonds .........................................      $ 6,315,577
                                                                     -----------
  Total Bonds (Identified Cost, $68,172,788) ..................      $69,203,617
                                                                     -----------
Short-Term Obligations -- 7.6%
Bank of America, due 1/02/01 .......................     $  403      $   403,000
Federal Home Loan Bank, due 1/02/01 ................      5,100        5,099,186
Goldman Sachs Group LP, due 1/09/01 ................        289          288,579
                                                                     -----------
  Total Short-Term Obligations, at Amortized Cost .............      $ 5,790,765
                                                                     -----------
  Total Investments (Identified Cost, $73,963,553) ............      $74,994,382
                                                                     -----------
Other Assets,
  Less Liabilities -- 1.3%                                               966,977
                                                                     -----------
   Net Assets -- 100.0% .......................................      $75,961,359
                                                                     ===========

                See portfolio footnotes and notes to financial statements.

Portfolio of Investments -- December 31, 2000

Emerging Markets Equity Series

Stocks -- 97.1%

Issuer                                                    Shares        Value
Australia -- 2.1%
Broken Hill Proprietary Co. Ltd. (Mining) ........         71,330     $  751,920
                                                                      ----------
Brazil -- 15.1%
Banco Bradesco S.A., Preferred
  (Banks and Credit Cos.) ........................     16,663,920     $  119,700
Banco Bradesco S.A., Preferred
  (Banks and Credit Cos.)* .......................        639,245          2,050
Banco Itau S.A. (Banks and Credit Cos.) ..........      4,928,500        467,816
Brasil Telecom Participacoes, ADR
  (Telecommunications) ...........................          1,840        108,560
Caemi Mineracao e Metalurgica S.A
  (Mining)........................................      1,355,900        160,009
Celular CRT Participacoes, Preferred
  (Cellular Telecommunications)* .................            100         32,331
Cia Brasileira de Distribuicao Grupo Pao
  de Acucar, ADR (Supermarkets) ..................         10,420        380,330
Companhia De Bebidas Das Americas
  (Breweries) ....................................         23,740        611,305
Companhia Vale Rio Doce, ADR (Mining) ............          9,910        244,034
Empresa Brasileira de Aeronautica S.A.,
  ADR (Aerospace and Defense) ....................         36,010      1,431,397
ICN Pharmaceuticals, Inc.
  (Pharmaceuticals) ..............................         13,470        413,361
Petroleo Brasileiro S.A. (Oils)* .................         45,330      1,144,582
Tele Norte Celular Participacoes S.A.,
  ADR (Cellular Telecommunications) ..............          2,310         77,962
Uniao de Banco Brasiliero S.A
  (Banks and Credit Cos.) ........................          9,780        287,899
                                                                      ----------
                                                                      $5,481,336
                                                                      ----------
Chile -- 1.7%
Banco De A. Edwards, ADR
  (Banks and Credit Cos.)* .......................          9,590     $  129,465
Banco Santander Chile, ADR, "A"
  (Banks and Credit Cos.) ........................          7,050        106,631
Banco Santiago S.A
  (Banks and Credit Cos.) ........................          3,140         61,426
BBV Banco BHIF
  (Banks and Credit Cos.) ........................          2,710         40,142
Compania Cervecerias Unidas S.A.,
  ADR (Breweries) ................................         11,610        249,615
Laboratorio Chile S.A., ADR
  (Pharmaceuticals) ..............................          2,200         39,325
                                                                      ----------
                                                                      $  626,604
                                                                      ----------
China -- 6.7%
China Mobile Hong Kong Ltd.
  (Cellular Telecommunications) ..................         76,000     $  415,120
China Mobile Hong Kong Ltd., ADR
  (Cellular Telecommunications)* .................         18,880        512,120
China Petroleum and Chemical Corp.
  (Oil and Gas)*..................................      6,308,000        994,825
PetroChina Co. Ltd. (Oil and Gas) ................      3,098,000        516,386
                                                                      ----------
                                                                      $2,438,451
                                                                      ----------
Croatia -- 0.6%
Pliva d.d. Co. (Pharmaceuticals) .................         19,520     $  226,432
                                                                      ----------
Egypt -- 0.9%
Al Ahram Beverage Co. S.A., GDR
  (Breweries)* ...................................         12,340     $  155,484
Egypt Mobile Phone
  (Cellular Telecommunications) ..................          8,870        171,799
                                                                      ----------
                                                                      $  327,283
                                                                      ----------


16-EMS

Issuer                                                    Shares        Value
Stocks -- continued
Estonia -- 0.6%
AS Eesti Telekom, GDR
  (Telecommunications) ...........................         14,695     $  228,692
                                                                      ----------
Greece -- 4.2%
Commercial Bank of Greece
  (Banks and Credit Cos.) ........................          3,920     $  191,328
Cosmote Mobile Telecommunications
  (Cellular Telecommunications)* .................         49,740        405,761
Hellenic Bottling (Beverages) ....................         19,920        322,530
Hellenic Telecommunication Organization
  S.A., GDR (Telecommunications) .................         24,810        370,253
Panafon S.A
  (Cellular Telecommunications) ..................         16,090        117,953
STET Hellas Telecommunications S.A.,
  ADR (Cellular Telecommunications)* .............         10,840        113,820
                                                                      ----------
                                                                      $1,521,645
                                                                      ----------
Hong Kong -- 10.4%
China Southern Airline (Airlines) ................        590,000     $  179,666
Cosco Pacific Ltd.
  (Shipping Containers)## ........................        262,000        203,239
Dah Sing Financial Group
Banks and Credit Cos.) ...........................        102,400        552,754
HSBC Holdings PLC, HK REG
  (Banks and Credit Cos.)* .......................        190,223      2,829,247
                                                                      ----------
                                                                      $3,764,906
                                                                      ----------
Hungary -- 1.1%
Magyar Tavkozlesi Rt., ADR
  (Telecommunications) ...........................         20,375     $  416,414
                                                                      ----------
India -- 1.3%
Reliance Industries Ltd.
  (Conglomerates)## ..............................         17,230     $  279,126
Videsh Sanchar Nigam Ltd.
  (Telecommunications)* ..........................          1,050         13,059
Videsh Sanchar Nigam Ltd.
  (Telecommunications)*## ........................         14,685        182,645
                                                                      ----------
                                                                      $  474,830
                                                                      ----------
Israel -- 3.4%
Bank Hapoalim (Banks and Credit Cos.) ............         70,080     $  203,425
Bank Leumi Le Israel
  (Banks and Credit Cos.) ........................         83,640        193,939
Check Point Software Technologies Ltd.
  (Computer Software -- Services)* ...............          4,630        618,394
Partner Communications Co. Ltd., ADR
  (Cellular Telecommunications)* .................         37,670        221,311
                                                                      ----------
                                                                      $1,237,069
                                                                      ----------
Malaysia -- 0.5%
Petronas Gas Berhad (Oil and Gas)## ..............        107,000     $  181,642
                                                                      ----------
Mexico -- 16.0%
Cemex S.A. (Construction) ........................          5,470     $   98,802
Cifra S.A. de C.V. (Retailers)* ..................        121,210        240,906
Fomento Economico Mexicano S.A.
  (Beverages) ....................................          3,110         92,911
Grupo Aeroportuario del Sureste S.A. de
  C.V., ADR (Transportation)* ....................         75,080      1,248,205
Grupo Continential S.A. (Beverages) ..............         76,060         83,104
Grupo Financiero Banamex
  (Banks and Credit Cos.)* .......................        186,430        306,513
Grupo Financiero Banorte S.A. de C.V.
  (Banks and Credit Cos.)* .......................        105,230        142,351
Grupo Iusacell S.A. de C.V., ADR
  (Cellular Telecommunications)* .................         15,700        153,075
Grupo Modelo S.A. de C.V. (Breweries) ............        283,330        751,812
Grupo Televisa S.A. de C.V., GDR (Media)* ........         11,400        512,288
Kimberly-Clark de Mexico S.A. de C.V.
  (Household Products) ...........................         82,450        228,218
Nuevo Grupo Mexico (Mining)* .....................         34,710        104,744
Organizacion Soriana S.A., "B"
  (Retailers)* ...................................         77,840        198,852
Telefonos de Mexico S.A., ADR
  (Telecommunications) ...........................         30,252      1,365,122
Tubos de Acero de Mexico S.A. (Steel) ............         19,680        281,424
                                                                      ----------
                                                                      $5,808,327
                                                                      ----------
Panama -- 0.6%
Banco Latinoamericano de Exportaciones,
  S.A. (Banks and Credit Cos.) ...................          6,740     $  232,951
                                                                      ----------
Philippines -- 0.6%
Ayala Corp. (Real Estate) ........................        644,120        $99,393
Bank of Philippine Islands
  (Banks and Credit Cos.) ........................         87,450        101,646
                                                                      ----------
                                                                      $  201,039
                                                                      ----------
Poland -- 1.9%
Polski Koncern Naftowy Orlen S.A.,
  GDR (Oils)## ...................................         42,620     $  468,820
Telekomunikacja Polska S.A., GDR
  (Telecommunications) ...........................         31,070        209,723
                                                                      ----------
                                                                      $  678,543
                                                                      ----------
Russia -- 2.9%
AO Tatneft, ADR (Oils) ...........................         21,510     $  151,914
Lukoil Oil Co., ADR (Oils) .......................          9,860        364,820
Mobile Telesystems
  (Cellular Telecommunications)* .................          8,230        197,520
Surgutneftegaz, ADR (Oils)* ......................         34,270        356,408
                                                                      ----------
                                                                      $1,070,662
                                                                      ----------
Singapore -- 3.4%
Datacraft Asia Ltd. (Computer Services) ..........         76,365     $  360,443
DBS Group Holdings Ltd.
  (Banks and Credit Cos.) ........................         33,000        373,549
Overseas-Chinese Banking Corp. Ltd.
  (Banks and Credit Cos.) ........................         50,000        372,510
Singapore Exchange Ltd.
  (Security Exchange Services)* ..................        178,000        133,641
                                                                      ----------
                                                                      $1,240,143
                                                                      ----------
South Africa -- 7.8%
Anglo American Platinum Corp. Ltd.
  (Precious Metals) ..............................          4,100     $  191,500
De Beers Centenary AG (Diamonds) .................         21,534        569,532
De Beers Consolidated Mines Ltd.
  (Diamonds) .....................................          4,470        119,573
Gencor Ltd. (Precious Metals) ....................         24,400        100,026
Impala Platinum Holdings Ltd.
  (Precious Metals) ..............................          1,900         96,884
Investec Group Ltd
  (Banks and Credit Cos.) ........................          6,080        202,613
Johnic Communications Ltd. (Media)* ..............          5,230         89,218
Johnnic Holdings Ltd. (Media) ....................          9,500        103,015
Liberty Life Association of Africa Ltd.
  (Insurance) ....................................         27,803        248,175
Old Mutual (Insurance) ...........................        178,180        442,130
Sasol Ltd. (Oils) ................................         46,990        304,174
South African Breweries Ltd. (Breweries) .........         26,936        189,500
Standard Bank Investment Corp. Ltd.
  (Bank and Credit Cos.)* ........................         40,500        163,350
                                                                      ----------
                                                                      $2,819,690
                                                                      ----------


                                                                          17-EMS

Issuer                                                     Shares       Value
Stocks -- continued
South Korea -- 4.1%
Housing & Commercial Bank of Korea
  (Banks and Credit Cos.) ..........................        11,210   $   254,732
Korea Telecom Corp.
  (Telecommunications) .............................        23,120       716,720
LG Chemical Ltd. (Chemicals) .......................        17,600       158,163
Pohang Iron & Steel Co. Ltd. (Steel) ...............         2,760       167,174
Samsung Securities Co. (Finance) ...................        10,450       191,956
                                                                     -----------
                                                                     $ 1,488,745
                                                                     -----------
Taiwan -- 3.4%
Acer, Inc., GDR
  (Computer Software -- Systems) ...................        71,822   $   161,599
Advanced Semiconductor Engineering*,
  (Electronics) ....................................        46,254       141,653
Ritek Corp.
  (Computer -- Software Systems)## .................        24,429        70,844
Taipei Fund (Finance)* .............................           112       545,664
Taiwan Semiconductor Manufacturing Co.
  Ltd., ADR (Electronics) ..........................        17,324       298,839
                                                                     -----------
                                                                     $ 1,218,599
                                                                     -----------
Thailand -- 1.8%
BEC World Public Co. Ltd. (Media) ..................        60,900   $   303,446
BEC World Public Co. Ltd. (Media) ..................         4,000        18,455
PTT Exploration and Product Public Co.
  (Natural Gas)* ...................................       147,700       344,122
                                                                     -----------
                                                                     $   666,023
                                                                     -----------
Turkey -- 1.8%
Akbank T.A.S. (Banks and Credit Cos.) ..............    22,498,170   $   142,755
Anadolu Efes Biracilik VE (Breweries)* .............     4,594,690       222,943
Turkiye Garanti Bankasi
  (Banks and Credit Cos.)* .........................    35,002,550       195,968
Yapi ve Kredi Bankasi
  (Banks and Credit Cos.) ..........................    19,356,920        99,704
                                                                     -----------
                                                                     $   661,370
                                                                     -----------
United Kingdom -- 4.2%
Antofagasta Holdings PLC (Mining) ..................        13,070   $    85,963
Standard Chartered PLC
  (Banks and Credit Cos.)* .........................        99,280     1,431,354
                                                                     -----------
                                                                     $ 1,517,317
                                                                     -----------
   Total Stocks (Identified Cost, $39,309,676) ...................   $35,280,633
                                                                     -----------
Short-Term Obligations -- 1.4%
                                                     Principal Amount
                                                       (000 Omitted)
American Express Credit Corp., 6.48s
  due 1/02/01 ......................................          $188   $   187,966
Anheuser-Busch, Inc., 6.355s due 1/02/01 ...........           101       100,982
Gannett, Inc., 6.565s due 1/04/01 ..................           100        99,945
Goldman Sachs Group LP, 6.55s
  due 1/02/01 ......................................           140       139,975
                                                                     -----------
   Total Short-Term Obligations, at Amortized Cost ...............   $   528,868
                                                                     -----------
Repurchase Agreement -- 0.7%
Merrill Lynch, dated 12/29/00, due
  01/02/01, total to be received $256,183
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account), at cost .........................          $256   $   256,000
                                                                     -----------
   Total Investments
    (Identified Cost, $40,094,544) ...............................   $36,065,501
                                                                     -----------
Other Assets,
  Less Liabilities -- 0.8%                                               279,238
                                                                     -----------
   Net Assets -- 100.0% ..........................................   $36,344,739
                                                                     ===========

                See portfolio footnotes and notes to financial statements.

Portfolio of Investments -- December 31, 2000

Global Asset Allocation Series

Stocks -- 55.6%

Issuer                                                     Shares       Value
Foreign Stocks -- 31.0%
Australia -- 1.1%
QBE Insurance Group Ltd. (Insurance)* ............        235,755     $1,296,612
                                                                      ----------
Bermuda -- 0.2%
FLAG Telecom Holdings Ltd.
  (Telecommunications)* ..........................         12,480     $   78,000
Global Crossing Ltd.
  (Telecommunications)* ..........................          8,890        127,238
Tycom Ltd. (Telecommunications)* .................          2,270         50,791
                                                                      ----------
                                                                      $  256,029
                                                                      ----------
Brazil -- 0.5%
Empresa Brasileira de Aeronautica S.A.,
  ADR (Aerospace and Defense) ....................         12,750     $  506,812
                                                                      ----------
Canada -- 1.2%
BCE, Inc. (Telecommunications) ...................         24,610     $  710,504
Canadian National Railway Co. (Railroads) ........         16,700        495,781
Nortel Networks Corp.
  (Telecommunications) ...........................          6,500        208,406
                                                                      ----------
                                                                      $1,414,691
                                                                      ----------
Denmark -- 0.5%
Danske Bank (Banks and Credit Cos.)* .............         32,200     $  579,837
                                                                      ----------
Finland -- 0.6%
HPY Holding -- HTF Holding Oyj Abp
  (Telecommunications) ...........................         13,168     $  283,494
Nokia Corp., ADR (Telecommunications) ............          7,850        341,475
                                                                      ----------
                                                                      $  624,969
                                                                      ----------
France -- 3.6%
Alcatel Co. (Telecommunications)* ................         12,700     $  721,404
Aventis S.A. (Pharmaceuticals) ...................          5,520        484,585
Banque Nationale de Paris
  (Banks and Credit Cos.) ........................          4,200        368,706
Sanofi-Synthelabo S.A
  (Medical and Health Products) ..................         17,300      1,153,251
Technip S.A. (Construction) ......................          4,700        682,224
Total Fina Elf S.A., "B" (Oils) ..................          4,775        710,146
                                                                      ----------
                                                                      $4,120,316
                                                                      ----------
Israel -- 0.2%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)* ...............          1,120     $  149,590
Partner Communications Co. Ltd., ADR
  (Cellular Telephones)* .........................         18,195        106,896
                                                                      ----------
                                                                      $  256,486
                                                                      ----------
Japan -- 5.3%
Canon, Inc.
  (Special Products and Services) ................         30,000     $1,050,052
Fast Retailing Co. (Retail) ......................          3,600        705,005
Hitachi Ltd. (Electronics) .......................         45,000        400,858
Murata Manufacturing Co. Ltd.
  (Electronics) ..................................          2,500        293,140
NTT DoCoMo, Inc. (Telecommunications) ............             69      1,189,447
Shionogi & Co., Ltd. (Pharmaceuticals) ...........         25,000        509,713
Sony Corp. (Electronics) .........................          4,100        283,427
Sumitomo Electric Industries, Ltd.
  (Electronics) ..................................         38,000        623,136
Tokyo Broadcasting System, Inc.
  (Entertainment) ................................         26,000        768,988
Nikko Securities (Financial Services) ............         36,000        278,789
                                                                      ----------
                                                                      $6,102,555
                                                                      ----------


18-GAA

Issuer                                                     Shares       Value
Foreign Stocks -- continued
Mexico -- 0.5%
Grupo Iusacell S.A. de C.V., ADR
  (Telecommunications)* ............................         4,590   $    44,752
Grupo Television S.A. de C.V., GDR
  (Entertainment)* .................................        11,600       521,275
                                                                     -----------
                                                                     $   566,027
                                                                     -----------
Netherlands -- 4.6%
Akzo Nobel N.V. (Chemicals) ........................        30,800   $ 1,654,117
Elsevier N.V. (Printing and Publishing) ............        52,540       772,505
ING Groep N.V. (Financial Services)* ...............         7,043       562,606
KPN N.V. (Telecommunications)* .....................        18,877       217,292
Libertel N.V.
  (Cellular Telecommunications)* ...................        31,900       357,913
Philips Electronics N.V. (Electronics)* ............        17,848       653,877
Royal Dutch Petroleum Co. (Oils) ...................        12,000       735,272
Royal Dutch Petroleum Co., ADR (Oils) ..............         5,440       329,460
                                                                     -----------
                                                                     $ 5,283,042
                                                                     -----------
Portugal -- 0.3%
Telecel -- Comunicacoes Pessoais, S.A.
  (Cellular Telecommunications)* ...................        30,000   $   326,737
                                                                     -----------
Singapore -- 1.4%
Oversea-Chinese Banking Corp. Ltd.
  (Banks and Credit Cos.) ..........................        64,000   $   476,812
Overseas Union Bank Ltd.
  (Banks and Credit Cos.) ..........................       179,248       838,527
Singapore Press Holdings Ltd.
  (Printing and Publishing) ........................        21,000       310,482
                                                                     -----------
                                                                     $ 1,625,821
                                                                     -----------
Spain -- 0.3%
Repsol S.A. (Oils) .................................        24,300   $   388,316
                                                                     -----------
Sweden -- 0.9%
Saab AB, "B" (Aerospace)  ..........................       128,600   $ 1,063,261
                                                                     -----------
Switzerland -- 2.3%
Novartis AG (Medical and
  Health Products) .................................           950   $ 1,679,678
Syngenta AG (Chemicals)*  ..........................        18,551       996,011
                                                                     -----------
                                                                     $ 2,675,689
                                                                     -----------
United Kingdom -- 7.5%
AstraZeneca Group PLC
  (Medical and Health Products) ....................         9,758   $   486,142
BP Amoco PLC, ADR (Oils)  ..........................         3,400       162,775
Carlton Communications PLC
  (Broadcasting)* ..................................        48,800       445,701
CGNU PLC (Insurance)* ..............................        34,487       557,783
Diageo PLC (Food and
  Beverage Products)* ..............................       115,328     1,292,942
HSBC Holdings PLC
  (Banks and Credit Cos.)* .........................        49,726       732,155
Next PLC (Retail) ..................................        60,300       725,598
Reckitt Benckiser PLC
  (Consumer Goods and Services) ....................        45,700       629,840
Royal Bank of Scotland PLC
  (Banks and Credit Cos.)* .........................        31,414       742,870
Standard Chartered PLC
  (Banks and Credit Cos.)* .........................        59,110       852,209
Vodafone Group PLC
  (Telecommunications)* ............................       554,668     2,035,483
                                                                     -----------
                                                                     $ 8,663,498
                                                                     -----------
   Total Foreign Stocks ..........................................   $35,750,698
                                                                     -----------
U.S. Stocks -- 24.6%
Aerospace -- 0.9%
Boeing Co. .........................................         6,310   $   416,460
United Technologies Corp. ..........................         7,610       598,336
                                                                     -----------
                                                                     $ 1,014,796
                                                                     -----------
Automotive -- 0.4%
Harley-Davidson, Inc. ..............................        10,260   $   407,835
                                                                     -----------
Banks and Credit Companies -- 0.8%
Chase Manhattan Corp. ..............................         9,290   $   422,114
Firstar Corp. ......................................         3,700        86,025
PNC Financial Services Group Co. ...................         6,210       453,718
                                                                     -----------
                                                                     $   961,857
                                                                     -----------
Biotechnology -- 0.2%
Pharmacia Corp. ....................................         4,298   $   262,178
                                                                     -----------
Business Services -- 0.5%
BEA Systems, Inc.* .................................           320   $    21,540
Computer Sciences Corp.*  ..........................         3,920       235,690
VeriSign, Inc.* ....................................         4,731       350,981
                                                                     -----------
                                                                     $   608,211
                                                                     -----------
Cellular Telephones -- 0.2%
Sprint Corp. (PCS Group)* ..........................        13,770   $   281,424
                                                                     -----------
Communication Services -- 0.1%
SBA Communications Corp.* ..........................         2,280   $    93,623
                                                                     -----------
Computer Hardware -- Systems -- 0.2%
Compaq Computer Corp. ..............................        11,220   $   168,861
                                                                     -----------
Computer Software -- Personal Computers -- 0.3%
Microsoft Corp.* ...................................         7,800   $   338,325
                                                                     -----------
Computer Software -- Services -- 0.4%
Art Technology Group, Inc.* ........................         2,760   $    84,352
CacheFlow, Inc.* ...................................         1,550        26,447
EMC Corp.* .........................................         1,840       122,360
Interwoven, Inc.* ..................................         2,060       135,831
TIBCO Software, Inc.* ..............................         1,590        76,221
                                                                     -----------
                                                                     $   445,211
                                                                     -----------
Computer Software -- Systems -- 1.4%
Ariba, Inc.* .......................................         1,460   $    78,292
Comverse Technology, Inc.* .........................           820        89,072
E.piphany, Inc.* ...................................         1,400        75,513
Extreme Networks, Inc.* ............................         4,550       178,019
Foundry Networks, Inc.* ............................           440         6,600
Oracle Corp.* ......................................        18,800       546,375
Rational Software Corp.*  ..........................         9,970       388,207
VERITAS Software Corp.* ............................         3,110       272,125
                                                                     -----------
                                                                     $ 1,634,203
                                                                     -----------
Conglomerates -- 0.7%
Tyco International Ltd. ............................        15,156   $   841,158
                                                                     -----------
Electrical Equipment -- 0.8%
General Electric Co. ...............................        17,880   $   857,123
QLogic Corp.* ......................................         1,420       109,340
                                                                     -----------
                                                                     $   966,463
                                                                     -----------
Electronics-- 1.3%
Flextronics International Ltd.* ....................        12,020   $   342,570
Intel Corp. ........................................        11,180       336,098
Micron Technology, Inc.*  ..........................         4,880       173,240
Sanmina Corp.* .....................................         2,560       196,160
SCI Systems, Inc.* .................................         5,000       131,875
Tektronix, Inc. ....................................         5,040       169,785
Veeco Instruments, Inc.*  ..........................         2,270        91,084
Xilinx, Inc.* ......................................         2,000        92,250
                                                                     -----------
                                                                     $ 1,533,062
                                                                     -----------


                                                                          19-GAA

Issuer                                                     Shares       Value
U.S. Stocks -- continued
Entertainment -- 0.8%
Clear Channel Communications, Inc.* ................         9,105   $   441,023
Infinity Broadcasting Corp., "A"* ..................         5,970       166,787
Readers Digest Assn., Inc., "A" ....................         2,220        86,858
Viacom, Inc., "B"* .................................         5,707       266,802
                                                                     -----------
                                                                     $   961,470
                                                                     -----------
Federal National Mortgage Association -- 0.5%
Federal National Mortgage Assn .....................         6,250   $   542,188
                                                                     -----------
Financial Institutions -- 2.0%
Citigroup, Inc. ....................................         9,283   $   474,013
Financial Federal Corp. * ..........................         7,270       173,571
FleetBoston Financial Corp. ........................         2,300        86,394
Freddie Mac Corp. ..................................         8,330       573,729
Goldman Sachs Group, Inc. ..........................           870        93,036
Merrill Lynch & Co., Inc. ..........................         4,780       325,936
Morgan Stanley Dean Witter & Co. ...................         6,660       527,805
                                                                     -----------
                                                                     $ 2,254,484
                                                                     -----------
Financial Services -- 0.1%
John Hancock Financial Services, Inc. ..............         1,700   $    63,963
                                                                     -----------
Healthcare -- 0.2%
HCA-The Healthcare Co. .............................         5,270   $   231,933
                                                                     -----------
Insurance -- 1.5%
AFLAC, Inc. ........................................         6,300   $   454,781
American International Group, Inc. .................         4,370       430,718
Gallagher (Arthur J.) & Co. ........................         4,160       264,680
Hartford Financial Services Group, Inc. ............         5,540       391,263
UnumProvident Corp. ................................         8,480       227,900
                                                                     -----------
                                                                     $ 1,769,342
                                                                     -----------
Machinery -- 0.4%
Deere & Co., Inc. ..................................         7,670   $   351,382
Ingersoll Rand Co. .................................         2,860       119,762
                                                                     -----------
                                                                     $   471,144
                                                                     -----------
Medical and Health Products -- 1.4%
Allergan, Inc. .....................................         2,210   $   213,956
American Home Products Corp. .......................         6,260       397,823
Bristol-Myers Squibb Co. ...........................         7,520       556,010
Pfizer, Inc. .......................................         9,332       429,272
                                                                     -----------
                                                                     $ 1,597,061
                                                                     -----------
Medical and Health Technology and Services -- 1.2%
Applera Corp. -- Applied
  Biosystems Group* ................................         3,920   $   368,725
Health Management Associates, Inc., "A"* ...........        14,330       297,347
HEALTHSOUTH Corp.* .................................         3,920        63,945
IMS Health, Inc. ...................................         2,240        60,480
Manor Care, Inc.* ..................................         6,860       141,488
Medtronic, Inc. ....................................         8,290       500,509
                                                                     -----------
                                                                     $ 1,432,494
                                                                     -----------
Metals and Minerals -- 0.1%
Phelps Dodge Corp. .................................         1,590   $    88,742
                                                                     -----------
Oil Services -- 1.0%
Baker Hughes, Inc. .................................         4,210   $   174,978
Cooper Cameron Corp.* ..............................         1,570       103,718
Global Marine, Inc.* ...............................        11,910       337,946
Halliburton Co. ....................................         3,120       113,100
Noble Drilling Corp.* ..............................         3,370       146,384
Weatherford International, Inc.* ...................         5,190       245,228
                                                                     -----------
                                                                     $ 1,121,354
                                                                     -----------
Oils -- 1.3%
Conoco, Inc., "A" ..................................        14,940   $   427,658
Exxon Mobil Corp. ..................................         1,810       157,357
Santa Fe International Corp. .......................        17,000       545,062
Transocean Sedco Forex, Inc. .......................         7,180       330,280
                                                                     -----------
                                                                     $ 1,460,357
                                                                     -----------
Pharmaceuticals -- 0.1%
Sepracor, Inc.* ....................................           930   $    74,516
                                                                     -----------
Retail -- 1.7%
Best Buy Co., Inc.* ................................         2,780   $    82,184
CVS Corp. ..........................................        11,140       667,704
Gap, Inc. ..........................................         6,850       174,675
Home Depot, Inc. ...................................         2,000        91,375
RadioShack Corp. ...................................         9,780       418,706
Wal-Mart Stores, Inc. ..............................        10,780       572,687
                                                                     -----------
                                                                     $ 2,007,331
                                                                     -----------
Supermarkets -- 0.7%
Safeway, Inc.* .....................................        13,030   $   814,375
                                                                     -----------
Telecommunications -- 3.0%
Allegiance Telecom, Inc.* ..........................         5,120   $   114,000
American Tower Corp., "A"* .........................        11,900       450,712
AT&T Corp., "A"* ...................................         6,550        88,834
Cabletron Systems, Inc.*  ..........................         6,420        96,701
CIENA Corp.* .......................................         2,830       229,938
Cisco Systems, Inc.* ...............................        24,820       949,365
Corning, Inc. ......................................         5,520       291,525
EchoStar Communications Corp.* .....................        15,870       361,042
Metromedia Fiber Network, Inc., "A"* ...............        15,060       152,483
Netro Corp.* .......................................         2,530        17,552
NEXTEL Communications, Inc.* .......................         4,410       109,148
NTL, Inc.* .........................................        16,199       387,764
Spectrasite Holdings, Inc.* ........................         3,000        39,750
Time Warner Telecom, Inc.* .........................         2,570       163,034
                                                                     -----------
                                                                     $ 3,451,848
                                                                     -----------
Utilities -- Electric -- 0.4%
AES Corp.* .........................................         8,530   $   472,349
                                                                     -----------
   Total U.S. Stocks .............................................   $28,372,158
                                                                     -----------
   Total Stocks (Identified Cost, $63,648,523) ...................   $64,122,856
                                                                     -----------
Bonds -- 39.6%
                                                     Principal Amount
                                                       (000 Omitted)
U.S. Bonds -- 21.9%
Building -- 0.2%
American Standard, Inc., 7.375s, 2008 ..............        $   65   $    60,450
Williams Scotsman, Inc., 9.875s, 2007 ..............           200       164,000
                                                                     -----------
                                                                     $   224,450
                                                                     -----------
Consumer Goods and Services-- 0.1%
Kindercare Learning Centers, Inc.,
  9.5s, 2009 .......................................        $  100   $    89,000
                                                                     -----------
Container, Forest and Paper Products -- 0.6%
Ball Corp., 8.25s, 2008 ............................        $  250   $   240,625
Gaylord Container Corp., 9.75s, 2007 ...............           125        80,000
Silgan Holdings, Inc., 9s, 2009 ....................           500       427,500
                                                                     -----------
                                                                     $   748,125
                                                                     -----------
Energy-- 0.6%
P&L Coal Holdings Corp., 8.875s, 2008 ..............        $  675   $   678,375
                                                                     -----------
Federal National Mortgage Association -- 7.7%
FNMA, 7.25s, 2010 ..................................        $8,165   $ 8,866,700
                                                                     -----------


20-GAA

                                                    Principal Amount
Issuer                                               (000 Omitted)      Value
U.S. Bonds -- continued
Food and Beverage Products -- 0.4%
Borden, Inc., 9.25s, 2019 ........................    $       530  $    456,791
                                                                   ------------
Industrial -- 0.2%
IMO Industries, Inc., 11.75s, 2006 ...............    $       250  $    250,625
                                                                   ------------
Media -- 0.2%
CSC Holdings, Inc., 9.25s, 2005 ..................    $       250  $    256,250
                                                                   ------------
Oil Services -- 0.4%
Pemex Project, 9.125s, 2010## ....................    $       405  $    403,988
                                                                   ------------
Telecommunications -- 0.2%
Western Wireless Corp., 10.5s, 2007 ..............    $       250  $    256,875
                                                                   ------------
U.S. Treasury Obligations -- 11.3%
U.S. Treasury Notes, 5.5s, 2008 ..................    $     1,882  $  1,916,102
U.S. Treasury Notes, 6s, 2009 ....................          7,107     7,499,022
U.S. Treasury Notes, 6.75s, 2005 .................          3,400     3,622,054
                                                                   ------------
                                                                   $ 13,037,178
                                                                   ------------
   Total U.S. Bonds .............................................  $ 25,268,357
                                                                   ------------
Foreign Bonds -- 17.7%
Brazil -- 0.4%
Federal Republic of Brazil, 14.5s, 2009 ..........    $        79  $     87,098
Federal Republic of Brazil, 7.688s, 2009 .........             40        34,803
Federal Republic of Brazil, 8s, 2014 .............            126        96,872
Federal Republic of Brazil, 6s, 2024 .............             55        38,524
Federal Republic of Brazil, 12.25s, 2030 .........            260       241,150
                                                                   ------------
                                                                   $    498,447
                                                                   ------------
Bulgaria -- 0.3%
National Republic of Bulgaria, 7.75s, 2024 .......    $       415  $    314,288
                                                                   ------------
France -- 0.2%
Republic of France, 4s, 2002 .....................  EUR       316  $    294,713
                                                                   ------------
Germany -- 8.8%
Federal Republic of Germany,
  5.375s, 2010 ...................................  EUR    10,416  $ 10,199,685
                                                                   ------------
Italy -- 0.9%
Republic of Italy, 4s, 2004 ......................  EUR       380  $    349,890
Republic of Italy, 5.5s, 2010 ....................            683       653,517
                                                                   ------------
                                                                   $  1,003,407
                                                                   ------------
Mexico -- 0.1%
Petroleos Mexicanos, 9.5s, 2027 (Oils) ...........    $       125  $    123,750
                                                                   ------------
Netherlands -- 0.4%
United Pan Europe, 10.875s, 2009
  (Media) ........................................    $       650  $    424,125
                                                                   ------------
Panama -- 0.3%
Republic of Panama, 4.5s, 2014 ...................    $       200  $    158,500
Republic of Panama, 8.875s, 2027 .................            215       182,213
                                                                   ------------
                                                                   $    340,713
                                                                   ------------
Qatar -- 0.2%
State of Qatar, 9.75s, 2030## ....................    $       227  $    227,000
                                                                   ------------
South Korea -- 0.2%
Hanvit Bank, 12.75s, 2010
  (Banks and Credit Cos.)## ......................    $       189  $    189,945
                                                                   ------------
United Kingdom -- 5.9%
Colt Telecom Group PLC, 8 .875s, 2007
  (Telecommunications) ...........................  DEM       300  $    139,695
OTE PLC, 6.125s, 2007(Industrial)## ..............  EUR       525       489,275
United Kingdom Treasury, 5.75s, 2009 .............  GBP       789     1,251,930
United Kingdom Treasury, 6.75s, 2004 .............            784     1,236,669
United Kingdom Treasury, 7.25s, 2007 .............          2,211     3,709,861
                                                                   ------------
                                                                   $  6,827,430
                                                                   ------------
   Total Foreign Bonds ..........................................  $ 20,443,503
                                                                   ------------
   Total Bonds (Identified Cost, $43,733,308) ...................  $ 45,711,860
                                                                   ------------

Preferred Stock -- 0.5%
Issuer                                                  Shares         Value
Media -- 0.5%
Primedia, Inc., 8.625%
  (Identified Cost, $742,500) ....................          7,500  $    561,562
                                                                   ------------
Call Options Purchased
                                                   Principal Amount
                                                     of Contracts
Issuer/Expiration Month/Strike Price                 (000 Omitted)
Swiss Francs/ British Pounds/
  February/2.4 (Premiums Paid, $34,498) ..........  $       8,938  $     55,006
                                                                   ------------
Put Options Purchased -- 0.5%
British Pound/Euro/March/0.635 ...................  $       3,360  $      6,872
Euro/June/0.94 ...................................          5,747       191,173
Hong Kong Dollar/October/7.7828 ..................         20,322        10,100
Japanese Yen/February/110.5 ......................        687,831        13,757
Japanese Yen/January/109.5 .......................        669,163       239,560
Japanese Yen/March/114 ...........................        696,662        91,959
Japanese Yen/Euro/January/130 ....................         29,532             0
                                                                   ------------
   Total Put Options Purchased
    (Premiums Paid, $341,301) ...................................  $    553,421
                                                                   ------------
Repurchase Agreements -- 3.8%
                                                   Principal Amount
Issuer                                               (000 Omitted)
Goldman Sachs, dated 12/29/00,
  due 1/02/01, total to be received
  $4,417,163 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost ........................................   $      4,414  $  4,414,000
Merrill Lynch, dated 12/29/00, due 1/02/01
  total to be received $3,002 (secured
  by various U.S. Treasury and Federal
  Agency obligations in a jointly traded
  account), at Cost ..............................              3         3,000
                                                                   ------------
   Total Repurchase Agreements, at Cost .........................  $  4,417,000
                                                                   ------------
   Total Investments (Identified Cost, $112,917,130) ............  $115,421,705
                                                                   ------------
Call Options Written -- (0.1)%
                                                   Principal Amount
                                                      of Contracts
Issuer/Expiration Month/Price                        (000 Omitted)
Australian Dollar/May/0.555 ......................   $     (2,012) $    (55,384)
Australian Dollar/October/0.5 ....................         (3,881)      (12,380)
Euro/June/0.86 ...................................         (5,258)      (23,894)
                                                                   ------------
   Total Call Options Written
    (Premiums Received, $217,529) ...............................  $    (91,658)
                                                                   ------------
Put Options Written -- (0.2)%
Japanese Yen/January/109.5
  (Premiums Received, $144,527) ..................   $   (669,163) $   (239,560)
                                                                   ------------
Other Assets,
  Less Liabilities -- 0.3%                                              320,529
                                                                   ------------
   Net Assets -- 100.0% .........................................  $115,411,016
                                                                   ============

           See portfolio footnotes and notes to financial statements


                                                                          21-GAA

Portfolio of Investments -- December 31, 2000

Global Governments Series

Bonds -- 80.1%

                                                         Principal Amount
Issuer                                                     (000 Omitted)      Value
Foreign Bonds -- 47.8%
Canada -- 4.8%
Government of Canada, 6s, 2005 ........................... CAD       451   $   308,946
Government of Canada, 5.25s, 2008 ........................   $     1,371     1,314,697
Government of Canada, 5.5s, 2009 ......................... CAD     1,969     1,321,520
                                                                           -----------
                                                                           $ 2,945,163
                                                                           -----------
Denmark -- 1.6%
Kingdom of Denmark, 7s, 2007 ............................. DKK     7,008   $   980,003
                                                                           -----------
France -- 0.8%
Republic of France, 4s, 2009 ............................. EUR       537   $   472,323
                                                                           -----------
Germany -- 18.5%
Federal Republic of Germany, 8s, 2002 .................... EUR     2,100   $ 2,071,527
Federal Republic of Germany, 6.75s, 2004 .................         4,247     4,273,860
Federal Republic of Germany, 4.75s, 2008 .................         1,556     1,457,732
Federal Republic of Germany, 4.5s, 2009 ..................         2,768     2,545,242
Federal Republic of Germany, 4.75s, 2028 .................         1,183     1,015,088
                                                                           -----------
                                                                           $11,363,449
                                                                           -----------
Greece -- 1.9%
Hellenic Republic, 8.9s, 2003 ............................ GRD    43,800   $   131,014
Hellenic Republic, 8.7s, 2005 ............................       210,000       658,929
Hellenic Republic, 8.6s, 2008 ............................       120,000       393,444
                                                                           -----------
                                                                           $ 1,183,387
                                                                           -----------
Italy -- 7.6%
Republic of Italy, 5s, 2008 .............................. EUR     4,991   $ 4,676,055
                                                                           -----------
Japan -- 4.1%
Development Bank of Japan, 1.75s, 2010
  (Banks and Credit Cos.) ................................ JPY   137,000   $ 1,219,999
International Bank for Reconstruction
  & Developement, 2s, 2008
  (Banks and Credit Cos.) ................................       141,400     1,293,331
                                                                           -----------
                                                                           $ 2,513,330
                                                                           -----------
Spain -- 1.1%
Kingdom of Spain, 7s, 2005 ...............................   $       646   $   675,573
                                                                           -----------
Sweden -- 1.4%
Kingdom of Sweden, 6s, 2005 .............................. SEK     2,100   $   235,203
Kingdom of Sweden, 9s, 2009 ..............................         4,600       626,807
                                                                           -----------
                                                                           $   862,010
                                                                           -----------
United Kingdom -- 6.0%
UK Treasury, 7s, 2002 .................................... GBP       736   $ 1,125,917
UK Treasury, 7.25s, 2007 .................................           774     1,298,703
UK Treasury, 8s, 2015 ....................................           438       885,342
UK Treasury, 6s, 2028 ....................................           198       375,083
                                                                           -----------
                                                                           $ 3,685,045
                                                                           -----------
   Total Foreign Bonds ...................................                 $29,356,338
                                                                           -----------
U.S. Bonds -- 32.3%
Federal Home Loan Mortgage Corp.,
  6.625s, 2002 ...........................................   $     2,887   $ 2,928,948
Federal Home Loan Mortgage Corp.,
  7s, 2005 ...............................................           588       617,030
U.S. Treasury Bonds, 6.25s, 2023 .........................         2,711     2,932,109
U.S. Treasury Notes, 3.875s, 2009
  (Inflation Index Bond) .................................           640       644,929
U.S. Treasury Notes, 5.75s, 2010 .........................         1,846     1,934,552
U.S. Treasury Notes, 6.125s, 2007 ........................         4,542     4,782,590
U.S. Treasury Notes, 6.75s, 2005 .........................         5,622     5,989,173
                                                                           -----------
   Total U.S. Bonds ....................................................   $19,829,331
                                                                           -----------
   Total Bonds
    (Identified Cost, $48,846,235) .....................................   $49,185,669
                                                                           -----------
Call Options Purchased -- 0.3%

                                                         Principal Amount
                                                           of Contracts
Issuer/Expiration Month/Price                              (000 Omitted)      Value
Japanese Goverment Bonds/
  February/133.58
  (Premiums Paid, $122,582) .............................. JPY 1,000,000   $   187,960
                                                                           -----------
Put Options Purchased
Japanese Yen/January/130
  (Premiums Paid, $25,297) ...............................   $    18,245   $        --
                                                                           -----------
Repurchase Agreements -- 18.6%

                                                         Principal Amount
                                                          (000 Omitted)
Merrill Lynch & Co., Inc., dated 12/29/00,
  due 1/02/01, total to be received $8,006
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account) ........................................   $         8   $     8,000
Goldman Sachs Group, LP dated 12/29/00,
  due 1/02/01, total to be received $11,424,181
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account) ........................................        11,416    11,416,000
                                                                           -----------
   Total Repurchase Agreements, at Cost ................................   $11,424,000
                                                                           -----------
   Total Investments (Identified Cost, $60,418,114) ....................   $60,797,629
                                                                           -----------

Call Options Written -- (0.1)%
                                                         Principal Amount
                                                           of Contracts
Description/Expiration Month/Strike Price                  (000 Omitted)      Value
Australian Dollars/May/0.555 ............................. AUD    (1,051)  $   (28,934)
Japanese Government Bonds/
  February/130.20 ........................................ JPY(1,000,000)      (30,627)
                                                                           -----------
   Total Call Options Written
    (Premiums Received, $139,688) ......................................   $   (59,561)
                                                                           -----------
Other Assets,
  Less Liabilities -- 1.1%                                                     702,977
                                                                           -----------
   Net Assets -- 100.0% ................................................   $61,441,045
                                                                           ===========

           See portfolio footnotes and notes to financial statements


22-GGS

Portfolio of Investments -- December 31, 2000

Global Total Return Series

Stocks -- 60.2%

Issuer                                                     Shares       Value
Foreign Stocks -- 37.0%
Australia -- 1.9%
Australia & New Zealand
  Banking Group Ltd.
  (Banks and Credit Cos.)* ......................         55,737      $  445,713
Broken Hill Proprietary Co. Ltd.
  (Mining) ......................................         32,130         338,696
QBE Insurance Group Ltd.
  (Insurance)* ..................................        216,505       1,190,740
                                                                      ----------
                                                                      $1,975,149
                                                                      ----------
Brazil -- 0.6
Companhia De Bebidas das
  Americas, ADR, (Beverages) ....................          5,090      $  131,068
Empresa Brasileira de
  Aeronautica S.A., ADR
  (Aerospace and Defense) .......................         10,710         425,722
                                                                      ----------
                                                                      $  556,790
                                                                      ----------
Canada -- 2.1%
BCE, Inc. (Telecommunications) ..................         10,500        $303,843
BCE, Inc. (Telecommunications) ..................         13,100         378,204
Canadian National Railway Co.
  (Railroads) ...................................         28,007         831,458
Manitoba Telecom Services
  (Telecommunications) ..........................         15,500         396,853
Nortel Networks Corp.
  (Telecommunications) ..........................          7,661         245,631
                                                                      ----------
                                                                      $2,155,989
                                                                      ----------
Denmark -- 0.6
Danske Bank
  (Banks and Credit Cos.)* ......................         22,940      $  413,089
ISS International Service Systems Co.
  (Business Services)* ..........................          3,400         231,627
                                                                      ----------
                                                                      $  644,716
                                                                      ----------
France -- 5.4%
Alcatel S.A. (Telecommunications)* ..............          3,010      $  170,978
Aventis S.A. (Pharmaceuticals) ..................          7,300         640,846
AXA (Insurance) .................................          2,800         404,854
Castorama-Dubois Investisse
  (Stores - Building Products) ..................          2,211         572,951
Essilor International S.A.
  (Special Products and Services) ...............             72          23,491
Pinault-Printemps-Redoute S.A. (Retail) .........          2,300         494,303
Sanofi-Synthelabo S.A.
  (Medical and Health Products) .................          9,870         657,953
Societe Television Francaise 1
  (Entertainment)* ..............................         14,163         764,614
STMicroelectronics N.V.
  (Electronics) .................................         10,100         440,954
Technip S.A. (Construction) .....................          2,940         426,753
Total Fina S.A. (Oils) ..........................         12,452         905,105
                                                                      ----------
                                                                      $5,502,802
                                                                      ----------
Germany -- 2.0%
Fresenius AG (Medical Supplies) .................          1,700      $  453,301
Henkel KGaA (Chemicals) .........................         11,042         718,456
Karstadt Quelle AG (Retail) .....................          6,400         197,695
ProSieben Media AG (Broadcasting)* ..............         20,760         617,883
                                                                      ----------
                                                                      $1,987,335
                                                                      ----------
Hong Kong -- 0.4%
China Mobile Ltd. (Telecommunications) ..........         64,000      $  349,574
                                                                      ----------
Italy -- 0.5%
San Paolo ImI S.p.A (Banks and Credit Cos.) .....         32,400      $  523,839
                                                                      ----------
Japan -- 5.8%
Canon, Inc. (Office Equipment) ..................         26,000      $  910,046
Eisai Co. Ltd.
  (Medical and Health Products) .................         11,000         385,019
Fast Retailing Co. Ltd. (Retail) ................          2,300         450,420
Fuji Heavy Industries Ltd. (Automotive) .........         15,000          91,092
Fujitsu Ltd.
  (Computer Hardware - Systems) .................         10,000         147,357
Hitachi Ltd. (Electronics) ......................         19,000         169,251
Mitsubishi Electric Corp. (Electronics) .........         24,000         147,637
Nitto Denko Corp.
  (Industrial Goods and Services) ...............          6,300         170,896
NTT DoCoMo, Inc.
  (Telecommunications) ..........................             35         603,343
Rohm Co. (Electronics) ..........................          3,700         702,573
Secom Co. (Security Services) ...................         10,300         671,465
Sumitomo Electric Industries, Ltd.
  (Telecommunications) ..........................         22,000         360,763
Terumo Corp. (Medical Supplies) .................         15,000         328,141
Tokyo Broadcasting System, Inc.
  (Entertainment) ...............................         10,000         295,765
Tokyo Gas Co. Ltd. (Gas)  .......................        132,000         390,410
Uni Charm Corp.
  (Forest and Paper Products) ...................            900          45,677
                                                                      ----------
                                                                      $5,869,855
                                                                      ----------
Mexico -- 0.4%
Fomento Economico Mexicano S.A.
  (Beverages) ...................................          4,900      $  146,387
Grupo Television S.A. de C.V., GDR
  (Entertainment)* ..............................          6,150         276,366
                                                                      ----------
                                                                      $  422,753
                                                                      ----------
Netherlands -- 4.3%
ABN Amro Holdings N.V (Banks and Credit Cos.)* ..          6,400      $  145,537
Akzo Nobel N.V. (Chemicals) .....................         26,696       1,433,711
ING Groep N.V. (Financial Services)* ............         16,423       1,311,896
KPN N.V. (Telecommunications)* ..................         10,483         120,669
Royal Dutch Petroleum Co., ADR (Oils) ...........         22,999       1,392,877
                                                                      ----------
                                                                      $4,404,690
                                                                      ----------
Singapore -- 0.2%
Singapore Press Holdings Ltd.
  (Printing and Publishing) .....................         14,700      $  217,338
                                                                      ----------
Spain -- 0.9%
Altadis (Tobacco) ...............................         23,814      $  364,451
Repsol S.A. (Oils) ..............................         13,200         210,937
Telefonica S.A. (Telecommunications) ............         23,200         383,372
                                                                      ----------
                                                                      $  958,760
                                                                      ----------
Sweden -- 0.3%
Saab AB, "B" (Aerospace and Defense) ............         36,715      $  303,558
                                                                      ----------
Switzerland -- 2.5%
Nestle S.A. (Food and Beverage Products) ........            554      $1,292,347
Novartis AG
  (Medical and Health Products) .................            595       1,052,009
Syngenta AG (Chemicals)*  .......................          3,212         172,454
                                                                      ----------
                                                                      $2,516,810
                                                                      ----------
United Kingdom -- 9.1%
AstraZeneca Group PLC
  (Pharmaceuticals) .............................         10,836      $  539,847
Bank of Scotland
  (Banks and Credit Cos.)* ......................         30,500         319,368
Boots Co. PLC (Retail)* .........................         12,520         113,974
BP Amoco PLC, ADR (Oils)  .......................         21,332       1,021,269


                                                                          23-GTS

Issuer                                                     Shares       Value
Foreign Stocks -- continued
United Kingdom -- continued
British Telecommunications PLC
  (Telecommunications)* ...........................   $    42,698    $   365,079
Carlton Communicatons PLC
  (Broadcasting)* .................................        22,696        207,288
CGNU PLC (Insurance)* .............................        47,493        768,139
Chubb PLC (Electronics)*  .........................        99,620        235,281
Diageo PLC
  (Food and Beverage Products)* ...................       146,495      1,642,355
HSBC Holdings PLC
  (Banks and Credit Cos.)* ........................        58,644        863,461
Reckitt Benckiser PLC
  (Consumer Goods and Services) ...................        20,100        277,019
Reuters Group PLC (Business Services) .............        39,430        667,790
Royal Bank of Scotland PLC
  (Banks and Credit Cos.)* ........................        11,020        260,598
Smith & Nephew PLC
  (Medical and Health Products)* ..................        51,600        239,108
Standard Chartered PLC
  (Banks and Credit Cos.)* ........................        32,140        463,373
Vodafone Group PLC
  (Telecommunications)* ...........................       344,104      1,262,770
                                                                     -----------
                                                                     $ 9,246,719
                                                                     -----------
   Total Foreign Stocks .........................................    $37,636,677
                                                                     -----------
U.S. Stocks -- 23.2%
Advertising -- 0.5%
Omnicom Group, Inc. ...............................         6,255    $   518,383
                                                                     -----------
Aerospace and Defense -- 1.7%
Boeing Co. ........................................        18,900    $ 1,247,400
General Dynamics Corp. ............................         1,670        130,260
United Technologies Corp. .........................         4,080        320,790
                                                                     -----------
                                                                     $ 1,698,450
                                                                     -----------
Automotive -- 0.2%
Delphi Automotive Systems Corp. ...................         6,400    $    72,000
Visteon Corp. .....................................         7,480         86,020
                                                                     -----------
                                                                     $   158,020
                                                                     -----------
Beverages -- 0.9%
Anheuser-Busch Cos., Inc. .........................        19,400    $   882,700
                                                                     -----------
Business Machines -- 0.8% .........................         9,710    $   825,350
                                                                     -----------
Business Services -- 0.1%
Automatic Data Processing, Inc. ...................         1,700    $   107,631
                                                                     -----------
Cellular Telephones -- 0.1%
Sprint Corp. (PCS Group)* .........................         3,810    $    77,867
                                                                     -----------
Computer Services -- 0.4%
Computer Sciences Corp.*  .........................         4,560    $   274,170
EMC Corp.* ........................................         1,430         95,095
                                                                     -----------
                                                                     $   369,265
                                                                     -----------
Computer Software -- Personal Computers-- 0.8%
Compaq Computer Corp. .............................         3,600    $    54,180
Hewlett-Packard Co. ...............................        25,420        802,319
                                                                     -----------
                                                                     $   856,499
                                                                     -----------
Computer Software -- Systems-- 0.1%
Microsoft Corp.* ..................................         1,790    $    77,641
                                                                     -----------
Conglomerates -- 1.2%
Tyco International Ltd. ...........................        21,844    $ 1,212,342
                                                                     -----------
Construction Services -- 0.2%
Martin Marietta Materials, Inc. ...................         3,508    $   148,388
                                                                     -----------
Consumer Goods and Services -- 1.0%
Philip Morris Cos., Inc. ..........................        23,706    $ 1,043,064
                                                                     -----------
Electrical Equipment -- 0.9%
General Electric Co. ..............................        19,060    $   913,689
                                                                     -----------
Financial Institutions -- 0.3%
Chase Manhattan Corp. .............................         3,420    $   155,396
Goldman Sachs Group, Inc. .........................         1,500        160,407
                                                                     -----------
                                                                     $   315,803
                                                                     -----------
Financial Services -- 1.3%
John Hancock Financial Services, Inc. .............         9,000    $   338,625
Merrill Lynch & Co., Inc. .........................         4,200        286,387
Morgan Stanley Dean Witter & Co. ..................         1,250         99,063
Nationwide Financial Services, Inc., "A" ..........         3,010        142,975
PNC Financial Services Group Co. ..................         4,050        295,903
Providian Financial Corp. .........................         2,380        136,850
                                                                     -----------
                                                                     $ 1,299,803
                                                                     -----------
Insurance -- 2.7%
AFLAC, Inc. .......................................         3,830    $   276,478
American International Group, Inc. ................        10,625      1,047,227
MetLife, Inc. .....................................        13,150        460,250
St. Paul Cos., Inc. ...............................        16,110        874,974
UnumProvident Corp. ...............................         4,620        124,163
                                                                     -----------
                                                                     $ 2,783,092
                                                                     -----------
Internet
America Online, Inc.* .............................         1,025    $    35,670
                                                                     -----------
Machinery -- 1.3%
Deere & Co., Inc. .................................        17,830    $   816,837
Ingersoll Rand Co. ................................        10,720        448,900
                                                                     -----------
                                                                     $ 1,265,737
                                                                     -----------
Medical and Health Products -- 1.0%
American Home Products Corp. ......................        13,430    $   853,476
Medtronic, Inc. ...................................         3,280        198,030
                                                                     -----------
                                                                     $ 1,051,506
                                                                     -----------
Metals and Minerals -- 0.6%
Alcoa, Inc. .......................................        11,200    $   375,200
Phelps Dodge Corp. ................................         4,410        246,133
                                                                     -----------
                                                                     $   621,333
                                                                     -----------
Oil Services -- 0.7%
Baker Hughes, Inc. ................................         5,360    $   222,775
Halliburton Co. ...................................        13,400        485,750
                                                                     -----------
                                                                     $   708,525
                                                                     -----------
Oils -- 0.7%
Exxon Mobil Corp. .................................         6,891    $   599,086
Santa Fe International Corp. ......................         3,690        118,311
                                                                     -----------
                                                                     $   717,397
                                                                     -----------
Pharmaceuticals -- 2.5%
Bristol-Myers Squibb Co. ..........................        16,042    $ 1,186,105
Pfizer, Inc. ......................................         3,700        170,200
Pharmacia Corp. ...................................        19,298      1,177,178
                                                                     -----------
                                                                     $ 2,533,483
                                                                     -----------
Printing and Publishing -- 0.1%
Readers Digest Assn. Inc., "A" ....................         3,190    $   124,809
                                                                     -----------
Retail -- 0.5%
CVS Corp. .........................................         5,450    $   326,659
Gap, Inc. .........................................         8,750        223,125
                                                                     -----------
                                                                     $   549,784
                                                                     -----------
Special Products and Services -- 0.1%
United Parcel Service, Inc. .......................         1,650    $    97,041
                                                                     -----------
Supermarkets -- 0.3%
Safeway, Inc.* ....................................         4,860    $   303,750
                                                                     -----------


24-GTS

Issuer                                                     Shares        Value
U.S. Stocks -- continued
Telecommunications -- 1.2%
Cabletron Systems, Inc.*  .........................          4,180    $     62,961
CIENA Corp.* ......................................            710          57,688
Cisco Systems, Inc.* ..............................          3,160         120,870
Corning, Inc. .....................................          1,980         104,569
Qwest Communications International, Inc.* .........          2,530         103,730
Verizon Communications, Inc. ......................         15,700         786,962
                                                                      ------------
                                                                      $  1,236,780
                                                                      ------------
U.S. Federal Agencies -- 0.5%
Freddie Mac .......................................          7,863    $    541,564
                                                                      ------------
Utilities -- Electric -- 0.5%
NiSource, Inc. ....................................          4,000    $    123,000
Sierra Pacific Resources Co. ......................         23,400         375,863
                                                                      ------------
                                                                      $    498,863
                                                                      ------------
   Total U.S. Stocks .............................................    $ 23,574,229
                                                                      ------------
   Total Stocks (Identified Cost, $54,126,874) ...................    $ 61,210,906
                                                                      ------------
Bonds -- 38.7%
U.S. Bonds -- 23.9%
                                                     Principal Amount
                                                       (000 Omitted)
Federal National Mortgage Association -- 0.8
FNMA, 6.5s, 2004 ..................................      $     824    $    845,630
                                                                      ------------
U.S. Federal Agencies -- 6.4
Federal Home Loan Mortgage Corp.,
  6.625s, 2002 ....................................      $   5,943    $  6,029,352
Federal Home Loan Mortgage Corp.,
  7s, 2005 ........................................            393         412,402
                                                                      ------------
                                                                      $  6,441,754
                                                                      ------------
U.S. Treasury Obligations -- 16.7%
U.S. Treasury Bonds, 6.25s, 2023 ..................      $   4,179    $  4,519,839
U.S. Treasury Notes, 6.75s, 2005 ..................          1,862       1,983,607
U.S. Treasury Notes, 6.125s, 2007 .................          6,406       6,745,326
U.S. Treasury Notes, 3.875s, 2009 .................            420         423,536
U.S. Treasury Notes, 5.5s, 2009 ...................          1,495       1,524,900
U.S. Treasury Notes, 5.75s, 2010 ..................          1,691       1,772,117
                                                                      ------------
                                                                      $ 16,969,325
                                                                      ------------
   Total U.S. Bonds ..............................................    $ 24,256,709
                                                                      ------------
Foreign Bonds -- 14.8%
Canada -- 1.8%
Government of Canada, 6s, 2005 ....................    CAD     302    $    206,877
Government of Canada, 5.25s, 2008 .................      $     867         831,395
Government of Canada, 5.5s, 2009 ..................    CAD   1,251         839,625
                                                                      ------------
                                                                      $  1,877,897
                                                                      ------------
Denmark -- 1.2%
Kingdom of Denmark, 7s, 2007 ......................    DKK   8,363    $  1,169,487
Germany -- 3.7%
Federal Republic of Germany, 4.5s, 2009 ...........    EUR   4,041    $  3,715,797
Greece -- 1.0%
Hellenic Republic, 8.9s, 2003 .....................    GRD 174,000    $    520,464
Hellenic Republic, 8.7s, 2005 .....................        112,000         351,429
Republic of Greece, 8.6s, 2008 ....................         52,000         170,493
                                                                      ------------
                                                                      $  1,042,386
                                                                      ------------
Italy -- 1.3%
Republic of Italy, 5s, 2008 .......................    EUR   1,415    $  1,325,710
                                                                      ------------
Japan -- 2.2
Development Bank of Japan
  (Banks and Credit Cos.),
  1.75s, 2010 .....................................    JPY  53,000    $    471,970
International Bank for
  Reconstruction &
  Developement, 2s, 2008
  (Banks and Credit Cos.) .........................        187,300       1,713,161
                                                                      ------------
                                                                      $  2,185,131
                                                                      ------------
Mexico -- 0.1%
United Mexican States, 9.875s, 2010 ...............      $      96    $    103,296
                                                                      ------------
Sweden -- 0.4%
Kingdom of Sweden, 6s, 2005 .......................    SEK   1,100    $    123,201
Kingdom of Sweden, 9s, 2009 .......................          2,400         327,030
                                                                      ------------
                                                                      $    450,231
                                                                      ------------
United Kingdom -- 3.1%
United Kingdom Treasury, 6.5s, 2003 ...............    GBP   1,500    $  2,316,681
United Kingdom Treasury, 6.75s, 2004 ..............            560         883,335
                                                                      ------------
                                                                      $  3,200,016
                                                                      ------------
   Total Foreign Bonds ...........................................    $ 15,069,951
                                                                      ------------
   Total Bonds (Identified Cost, $39,543,990) ....................    $ 39,326,660
                                                                      ------------
Call Options Purchased
                                                    Principal Amount
                                                      of Contracts
Issuer/Expiration Month/Price                         (000 Omitted)
Japanese Government Bonds/
  February/133.58
  (Premiums Paid, $17,162) ........................    JPY 140,000    $     26,314
                                                                      ------------
Repurchase Agreement -- 0.6%
                                                    Principal Amount
                                                      (000 Omitted)
Goldman Sachs dated, 12/29/00, due
  1/02/01, total to be received $622,446
  (secured by various U.S. Treasury
  and Federal Agency obligations in a
  jointly traded account), at cost ................      $     622    $    622,000
                                                                      ------------
   Total Investments (Identified Cost, $94,310,026) ..............    $101,185,880
                                                                      ------------
Put Options Written --
                                                    Principal Amount
                                                      of Contracts
Issuer/Expiration Month/Strike Price                  (000 Omitted)      Value
Japanese Government Bonds/
  February/133.58
  (Premiums Received, 17,162) .....................    JPY(140,000)   $     (4,288)
                                                                      ------------
Other Assets,
  Less Liabilities -- 0.5% .......................................         510,009
                                                                      ------------
   Net Assets -- 100.0% ..........................................    $101,691,601
                                                                      ------------

           See portfolio footnotes and notes to financial statements.


                                                                          25-GTS

Portfolio of Investments -- December 31, 2000

Government Securities Series

Bonds -- 96.2%

                                                      Principal Amount
Issuer                                                  (000 Omitted)   Value
U.S. Government Guaranteed -- 44.2%
Government National Mortgage
  Association -- 14.9%
GNMA, 6.5s, 2003 - 2026 ...............................   $   603   $    596,634
GNMA, 7s, 2008 - 2029 .................................    30,490     30,623,074
GNMA, 7.5s, 2023 - 2027 ...............................    22,124     22,512,759
GNMA, 8s, 2026 - 2030 .................................    25,323     25,987,264
GNMA, 8.5s, 2022 ......................................     4,725      4,874,321
GNMA, 12.25s, 2015 ....................................         3          2,924
                                                                    ------------
                                                                    $ 84,596,976
                                                                    ------------
Maritime Administration -- 1.9%
Empresa Energetica Cornito Ltd.,
  6.07s, 2010 .........................................   $10,738   $ 10,713,303
                                                                    ------------
Small Business Administration -- 0.5%
SBA, 8.2s, 2005 .......................................   $   249   $    258,942
SBA, 8.4s, 2007 .......................................       216        223,328
SBA, 9.65s, 2007 ......................................       101        101,398
SBA, 8.7s, 2009 .......................................     1,774      1,859,169
SBA, 9.05s, 2009 ......................................       202        211,983
SBA, 10.05s, 2009 .....................................       201        214,500
                                                                    ------------
                                                                    $  2,869,320
                                                                    ------------
U.S. Treasury Obligations -- 26.9%
U.S. Treasury Bonds, 10.375s, 2012 ....................   $11,300   $ 14,527,506
U.S. Treasury Bonds, 9.875s, 2015 .....................    30,020     43,242,909
U.S. Treasury Bonds, 3.625s, 2028 .....................    10,778     10,572,414
U.S. Treasury Bonds, 6.125s, 2029 .....................    12,000     13,051,920
U.S. Treasury Notes, 6.5s, 2002 .......................    10,000     10,150,000
U.S. Treasury Notes, 5.5s, 2003 .......................     8,600      8,652,374
U.S. Treasury Notes, 5.875s, 2004 .....................     1,500      1,539,135
U.S. Treasury Notes, 6.75s, 2005 ......................    20,800     22,158,448
U.S. Treasury Notes, 5.75s, 2010 ......................     9,500      9,955,715
U.S. Treasury Notes, 6.5s, 2010 .......................    17,040     18,642,782
                                                                    ------------
                                                                    $152,493,203
                                                                    ------------
   Total U.S. Government Guaranteed .............................   $250,672,802
                                                                    ------------
U.S. Federal Agencies -- 52.0%
Aid to Israel, 5.625s, 2003 ...........................   $ 2,000   $  1,993,920
Aid To Lebanon, 7.62s, 2009 ...........................     7,684      7,708,755
Aid To Peru, 9.98s, 2008  .............................     4,367      4,869,309
Federal Home Loan Bank, 7.5s, 2027 ....................     2,215      2,249,107
Federal Home Loan Bank,
  6.5s, 2029 ..........................................    41,025     40,486,116
Federal Home Loan Mortgage Corp.,
  7.5s, 2001 ..........................................     1,096      1,108,328
Federal Home Loan Mortgage Corp.,
  7s, 2003 ............................................     2,700      2,773,818
Federal Home Loan Mortgage Corp.,
  7s, 2005 ............................................    12,051     12,645,958
Federal Home Loan Mortgage Corp.,
  6.625s, 2009 ........................................    15,000     15,625,800
Federal Home Loan Mortgage Corp.,
  6.5s, 2029 ..........................................    12,824     12,655,244
Federal Home Loan Mortgage Corp.,
  7s, 2030 ............................................    14,962     14,995,110
Federal National Mortgage Assn.,
  6.75s, 2003 .........................................     5,146      5,145,846
Federal National Mortgage Assn.,
  7.27s, 2005 .........................................     5,870      5,869,758
Federal National Mortgage Assn.,
  8s, 2005 ............................................     8,286      8,249,789
Federal National Mortgage Assn.,
  6.831s, 2011 ........................................     7,278      7,316,984
Federal National Mortgage Assn.,
  6.751s, 2020 ........................................        25         24,617
Federal National Mortgage Assn.,
  6.5s, 2027 ..........................................    17,472     17,231,863
Federal National Mortgage Assn.,
  7s, 2029-2030 .......................................    44,770     44,840,096
Federal National Mortgage Assn.,
  7.5s, 2015-2030 .....................................    29,545     30,039,525
Financing Corp., 9.4s, 2018 ...........................     4,845      6,443,850
Financing Corp., 9.8s, 2018 ...........................     7,760     10,657,895
Financing Corp., 10.35s, 2018 .........................     5,100      7,321,662
Resolution Funding Corp., 8.875s, 2020 ................     6,000      8,025,960
Tennessee Valley Authority, 0s, 2042 ..................    12,500      5,843,875
U.S. Department of Housing & Urban
  Development, 6.83s, 2003 ............................     8,025      8,211,100
U.S. Department of Housing & Urban
  Development, 6.59s, 2016 ............................     5,744      5,095,107
U.S. Department of Veterans Affairs,
  7.5s, 2009 ..........................................     6,812      7,041,906
                                                                    ------------
   Total U.S. Federal Agencies ..................................   $294,471,298
                                                                    ------------
   Total Bonds (Identified Cost, $535,507,263) ..................   $545,144,100
                                                                    ------------
Short-Term Obligations -- 1.4%
Federal Home Loan Mortgage Discount
  Notes, due 1/16/01, at Amortized Cost ...............   $ 8,000   $  7,978,900
                                                                    ------------
Repurchase Agreement -- 1.8%
Goldman Sachs, dated 12/29/00, due
  1/02/01, total to be received $10,277,360
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account), at cost ............................   $10,270   $ 10,270,000
                                                                    ------------
   Total Investments (Identified Cost, $553,756,163) ..             $563,393,000
                                                                    ------------
Other Assets,
  Less Liabilities -- 0.6%                                             3,615,147
                                                                    ------------
   Net Assets -- 100.0% .........................................   $567,008,147
                                                                    ============

           See portfolio footnotes and notes to financial statements


26-GSS

Portfolio of Investments-- December 31, 2000

High Yield Series

Bonds -- 82.2%

                                                    Principal Amount
Issuer                                               (000 Omitted)      Value
U.S. Bonds -- 70.4%
Aerospace -- 2.9%
Airplane Pass-Through Trust,
  10.875s, 2019+ ...................................     $  691      $   510,951
Argo Tech Corp., 8.625s, 2007 ......................      1,995        1,576,050
BE Aerospace, Inc., 9.875s, 2006 ...................      1,150        1,150,000
BE Aerospace, Inc., 8s, 2008 .......................        150          139,125
BE Aerospace, Inc., 9.5s, 2008 .....................        425          419,688
K & F Industries, Inc., 9.25s, 2007 ................      2,615        2,530,012
L-3 Communications Corp.,
  10.375s, 2007 ....................................        605          623,150
L-3 Communications Corp., 8s, 2008 .................        800          736,000
L-3 Communications Corp., 8.5s, 2008 ...............        475          450,063
MOOG, Inc., 10s, 2006 ..............................      1,575        1,549,406
Stellex Industries, Inc., 9.5s, 2007 ...............        530           58,300
                                                                     -----------
                                                                     $ 9,742,745
                                                                     -----------
Building -- 4.1%
AAF- McQuay, Inc., 8.875s, 2003 ....................     $  250      $   215,000
American Standard, Inc., 7.375s, 2008 ..............        595          553,350
American Standard, Inc., 7.625s, 2010 ..............        200          188,000
Atrium Cos., Inc., 10.5s, 2009 .....................      1,255        1,004,000
Building Materials Corp., 7.75s, 2005 ..............      1,500          375,000
Building Materials Corp., 8.625s, 2006 .............        140           36,400
Building Materials Corp., 8s, 2007 .................      1,750          455,000
D.R. Horton, Inc., 8s, 2009 ........................        625          562,500
D.R. Horton, Inc., 9.75s, 2010 .....................      1,580        1,485,200
Formica Corp., 10.875s, 2009 .......................      2,150          806,250
Lennar Corp., 9.95s, 2010 ..........................        926          944,520
MMI Products, Inc., 11.25s, 2007 ...................      1,600        1,560,000
Nortek, Inc., 9.25s, 2007 ..........................      2,145        1,957,312
Nortek, Inc., 8.875s, 2008 .........................        470          415,950
Schuff Steel Co., 10.5s, 2008 ......................        580          406,725
Williams Scotsman, Inc., 9.875s, 2007 ..............      3,415        2,800,300
                                                                     -----------
                                                                     $13,765,507
                                                                     -----------
Business Services -- 1.2%
Anacomp, Inc., 10.875s, 2004** .....................     $1,700      $   204,000
Flextronics International Ltd.,
  9.875s, 2010## ...................................      1,455        1,418,625
Iron Mountain, Inc., 10.125s, 2006 .................        895          921,850
Pierce Leahy Corp., 11.125s, 2006 ..................        453          472,253
Pierce Leahy Corp., 9.125s, 2007 ...................        675          671,625
Unisys Corp., 11.75s, 2004 .........................        360          378,900
                                                                     -----------
                                                                     $ 4,067,253
                                                                     -----------
Chemicals -- 1.9%
Huntsman ICI Holdings, 0s, 2009 ....................     $  250      $    68,750
Huntsman ICI Holdings, 10.125s, 2009 ...............      2,625        2,510,156
Lyondell Chemical Co., 9.625s, 2007 ................        905          877,850
Lyondell Chemical Co., 9.875s, 2007 ................        275          266,750
NL Industries, Inc., 11.75s, 2003 ..................        650          659,750
Sovereign Specialty Chemicals,
  11.875s, 2010 ....................................      1,200        1,152,000
Sterling Chemicals, Inc., 11.75s, 2006 .............        240          114,000
Sterling Chemicals, Inc., 12.375s, 2006 ............        120          109,800
Sterling Chemicals, Inc., 11.25s, 2007 .............      1,100          517,000
Sterling Chemicals, Inc., 0s to 2001,
  13.5 to 2008 .....................................        575           86,250
                                                                     -----------
                                                                     $ 6,362,306
                                                                     -----------
Consumer Goods and Services -- 3.1%
American Safety Razor Co., 9.875s, 2005 ............     $1,000      $   960,000
General Binding Corp., 9.375s, 2008 ................      1,440        1,051,200
Kindercare Learning Centers, Inc.,
  9.5s, 2009 .......................................      2,045        1,820,050
Remington Products Co. LLC, 11s, 2006 ..............        515          402,344
Samsonite Corp., 10.75s, 2008 ......................      2,370        1,587,900
Simmons Co., 10.25s, 2009 ..........................      2,360        2,183,000
Synthetic Industries, Inc., 17s, 2008 ..............      1,525        1,502,125
Westpoint Stevens, Inc., 7.875s, 2005 ..............        900          668,700
                                                                     -----------
                                                                     $10,175,319
                                                                     -----------
Container, Forest and Paper Products -- 4.6%
Applied Extrusion Technologies, Inc.,
  11.5s, 2002 ......................................     $1,690      $   988,650
Atlantis Plastics, Inc., 11s, 2003 .................        525          393,750
Buckeye Cellulose Corp., 8.5s, 2005 ................      1,525        1,458,281
Buckeye Technologies, Inc., 8s, 2010 ...............        900          801,000
Consolidated Container Co., 10.125s, 2009 ..........        395          347,600
Gaylord Container Corp., 9.375s, 2007 ..............      1,275          803,250
Gaylord Container Corp., 9.75s, 2007 ...............        975          624,000
Gaylord Container Corp., 9.875s, 2008 ..............      2,535        1,014,000
Huntsman Packaging Corp., 13s, 2010## ..............        660          366,300
Riverwood International Corp.,
  10.25s, 2006 .....................................      2,350        2,326,500
Riverwood International Corp.,
  10.875s, 2008 ....................................      1,100          984,500
Silgan Holdings, Inc., 9s, 2009 ....................      3,000        2,565,000
Speciality Paperboard, Inc., 9.375s, 2006 ..........        800          748,000
U.S. Can Corp., 12.375s, 2010## ....................        875          860,781
U.S. Timberlands, 9.625s, 2007 .....................      1,515        1,212,000
                                                                     -----------
                                                                     $15,493,612
                                                                     -----------
Corporate Asset Backed -- 0.7%
Nationslink Funding Corp., 5s, 2009 ................     $3,000      $ 2,176,875
                                                                     -----------
Energy -- 4.3%
AmeriGas Partners LP, 10.125s, 2007 ................     $1,600      $ 1,596,000
Cheasapeake Energy Corp., 9.625s, 2005 .............        875          901,250
Clark Refining & Marketing, Inc.,
  8.625s, 2008 .....................................      1,050          787,500
Clark USA, Inc., 10.875s, 2005 .....................         90           48,600
Continental Resources, Inc., 10.25s, 2008 ..........      1,625        1,413,750
Forest Oil Corp., 10.5s, 2006 ......................        420          433,650
Gothic Production Corp., 11.125s, 2005 .............      1,205        1,286,337
Grant Prideco, Inc., 9.625s, 2007 ..................        950          980,875
Gulfmark Offshore, Inc., 8.75s, 2008 ...............        435          405,638
HS Resources, Inc., 9.25s, 2006 ....................        880          884,400
P&L Coal Holdings Corp., 8.875s, 2008 ..............        995          999,975
P&L Coal Holdings Corp., 9.625s, 2008 ..............      2,560        2,550,400
Pioneer Natural Resources Co.,
  9.625s, 2010 .....................................        870          922,200
R & B Falcon Corp., 9.5s, 2008 .....................      1,005        1,100,475
                                                                     -----------
                                                                     $14,311,050
                                                                     -----------
Financial Institutions -- 1.5%
Madison River Capital/Finance Corp.,
  13.25s, 2010 .....................................     $  650      $   422,500
Merrill Lynch Mortgage Investors, Inc.,
  8.49s, 2022+ .....................................        500          485,625
Morgan Stanley Capital I, Inc., 6.86s, 2010 ........        745          631,506
Morgan Stanley Capital I, Inc.,
  7.772s, 2039 .....................................      1,490        1,198,350
Willis Corroon Corp., 9s, 2009## ...................      2,495        2,233,025
                                                                     -----------
                                                                     $ 4,971,006
                                                                     -----------
Gaming and Hotels -- 8.3%
Agrosy Gaming Co., 10.75s, 2009 ....................     $  350      $   367,500
Autotote Corp., 12.5s, 2010## ......................        970          911,800
Aztar Corp., 8.875s, 2007 ..........................      2,465        2,366,400
Boyd Gaming Corp., 9.5s, 2007 ......................      2,040        1,856,400
Coast Hotels & Casinos, Inc., 9.5s, 2009 ...........      2,925        2,808,000
Eldorado Resorts LLC, 10.5s, 2006 ..................        800          792,000


                                                                          27-HYS

                                                    Principal Amount
Issuer                                                (000 Omitted)     Value
U.S. Bonds -- continued
Gaming and Hotels -- continued
HMH Properties, Inc., 8.45s, 2008 ..................     $2,105      $ 2,031,325
Hollywood Park, Inc., 9.25s, 2007 ..................      1,420        1,420,000
Horseshoe Gaming LLC, 8.625s, 2009 .................      1,930        1,862,450
Isle of Capri Casinos, Inc., 8.75s, 2009 ...........        570          510,150
Mandalay Resort Group, 10.25s, 2007 ................      1,055        1,041,813
Mandalay Resort Group, 9.5s, 2008 ..................        490          490,000
MGM Grand, Inc., 9.75s, 2007 .......................      2,620        2,751,000
MGM Grand, Inc., 8.5s, 2010 ........................        350          359,401
Park Place Entertainment Corp.,
  8.875s, 2008 .....................................      2,650        2,676,500
Prime Hospitality Corp., 9.75s, 2007 ...............      1,950        1,930,500
Station Casinos, Inc., 8.875s, 2008 ................      2,375        2,333,437
Station Casinos, Inc., 9.875s, 2010## ..............        965          989,125
                                                                     -----------
                                                                     $27,497,801
                                                                     -----------
Industrial -- 3.9%
Actuant Corp., 13s, 2009## .........................     $  620      $   564,200
Allied Waste North America, Inc.,
  7.625s, 2006 .....................................        605          577,775
Allied Waste North America, Inc.,
  10s, 2009 ........................................        560          523,600
Blount, Inc., 13s, 2009 ............................        905          696,850
Columbus McKinnon Corp., 8.5s, 2008 ................      1,675        1,398,625
Day International Group, Inc.,
  11.125s, 2005 ....................................      1,000          960,000
Hayes Wheels International, Inc.,
  11s, 2006 ........................................        835          626,250
Hayes Wheels International, Inc.,
  9.125s, 2007 .....................................      1,075          709,500
Haynes International, Inc., 11.625s, 2004 ..........      1,390          945,200
IMO Industries, Inc., 11.75s, 2006 .................      1,585        1,588,963
International Knife & Saw, Inc.,
  11.375s, 2006 ....................................      1,325          652,563
Lear Corp., 8.25s, 2002 ............................        610          607,785
Lear Corp., 9.5s, 2006 .............................        325          299,673
Motors & Gears, Inc., 10.75s, 2006 .................        375          333,750
Numatics, Inc., 9.625s, 2008 .......................        330          204,600
Oxford Automotive, Inc., 10.125s, 2007 .............         25           18,250
Simonds Industries, Inc., 10.25s, 2008 .............      1,245          873,056
Thermadyne Holdings Corp., 0s to 2003,
  12.5s to 2008 ....................................      2,900           29,000
Thermadyne Manufacturing / Capital Corp.,
  9.875s, 2008 .....................................      1,950        1,228,500
                                                                     -----------
                                                                     $12,838,140
                                                                     -----------
Media -- 14.5%
Ackerley Group, Inc., 9s, 2009 .....................     $  390      $   339,300
Acme Television LLC, 0s to 2000,
  10.875s to 2004 ..................................        795          687,675
Adelphia Communications Corp.,
  8.375s, 2008 .....................................      3,050        2,653,500
Allbritton Communications Co.,
  9.75s, 2007 ......................................      1,300        1,270,750
Avalon Cable Holdings LLC, 0s to 2003,
  11.875s to 2008 ..................................      1,950        1,326,000
Benedek Communications Corp.,
  0s to 2001, 13.25s to 2006 .......................      1,830        1,317,600
CD Radio, Inc., 14.5s, 2009 ........................        600          408,000
Chancellor Media Corp., 8.75s, 2007 ................        650          666,250
Chancellor Media Corp., 8s, 2008 ...................      2,720        2,720,000
Charter Communications Holdings,
  8.25s, 2007 ......................................      3,250        2,957,500
Charter Communications Holdings,
  0s to 2004, 9.92s to 2011 ........................      3,150        1,827,000
Citadel Broadcasting Co., 9.25s, 2008 ..............      1,695        1,635,675
Classic Cable, Inc., 10.5s, 2010 ...................        385          173,250
Cumulus Media, Inc., 10.375s, 2008 .................        750          600,000
Echostar Broadband Corp.,
  10.375s, 2007## ..................................      2,440        2,397,300
Echostar DBS Corp., 9.375s, 2009 ...................      2,850        2,764,500
Fox/Liberty Networks LLC, Inc.,
  8.875s, 2007 .....................................      1,080        1,098,900
Frontiervision Holding LP, 0s to 2001,
  11.87s to 2007 ...................................        300          247,500
Frontiervision Operating Partnership LP,
  11s, 2006 ........................................      1,350        1,235,250
Granite Broadcasting Corp., 10.375s, 2005 ..........        494          288,990
Granite Broadcasting Corp., 8.875s, 2008 ...........        240          134,400
Hollinger International Publishing,
  9.25s, 2007 ......................................      1,390        1,383,050
Insight Midwest, 9.75s, 2009 .......................      2,440        2,421,700
Lenfest Communications, Inc., 10.5s, 2006 ..........      1,345        1,532,479
Liberty Group Operating, Inc.,
  9.375s, 2008 .....................................        370          277,500
LIN Holdings Corp., 0s to 2003,
  10s to 2008 ......................................      3,800        2,783,500
Marvel Holdings, Inc., 0s, 2001++** ................      1,165                0
NTL Communications Corp., 0s to 2003,
  12.375s to 2006 ..................................      3,465        1,905,750
NTL Communications Corp., 9.75s, 2009 ..............      1,400          929,377
NTL, Inc., 0s to 2003, 9.75s to 2008## .............      2,035        1,119,250
Paxson Communications Corp.,
  11.625s, 2002 ....................................      2,225        2,247,250
Pegasus Communications Corp.,
  12.5s, 2007 ......................................      1,450        1,457,250
Telemundo Holdings, Inc., 0s to 2003,
  11.5s to 2008 ....................................      2,825        1,906,875
United International Holdings, 0s to 2003,
  10.75s to 2008 ...................................      4,025        1,569,750
World Color Press, Inc., 7.75s, 2009 ...............        700          689,129
XM Satellite Radio, Inc., 14s, 2010 ................      1,030          566,500
Young Broadcasting, Inc., 8.75s, 2007 ..............      1,000          925,000
                                                                     -----------
                                                                     $48,463,700
                                                                     -----------
Medical and Health Technology and Services -- 2.8%
Alaris Medical Systems, Inc., 9.75s, 2006 ..........     $1,500      $   562,500
Alaris Medical Systems, Inc., 0s to 2003,
  11.125s to 2008## ................................        400           32,000
Fresenius Medical Care Capital Trust II,
  7.875s, 2008 .....................................      2,735        2,491,625
HCA-The Healthcare Co., 8.75s, 2010 ................      2,290        2,410,225
Prime Medical Services, Inc., 8.75s, 2008 ..........      2,425        2,085,500
Tenet Healthcare Corp., 8s, 2005 ...................      1,875        1,898,438
                                                                     -----------
                                                                     $ 9,480,288
                                                                     -----------
Metals and Minerals -- 1.4%
Commonwealth Aluminum Corp.,
  10.75s, 2006 .....................................     $1,405      $ 1,278,550
Doe Run Resources Corp., 11.25s, 2005 ..............      1,000          450,000
Jorgensen (Earle M.) Co., 9.5s, 2005 ...............      1,410        1,128,000
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2002 .....................................      1,275        1,122,000
Metal Management, Inc., 10s, 2008** ................      1,275           89,250
WCI Steel, Inc., 10s, 2004 .........................        720          496,800
Wheeling Pittsburgh Corp., 9.25s, 2007** ...........         25            2,250
                                                                     -----------
                                                                     $ 4,566,850
                                                                     -----------


28-HYS

                                                    Principal Amount
Issuer                                                (000 Omitted)     Value
U.S. Bonds -- continued
Retail -- 1.4%
Duane Reade, Inc., 9.25s, 2008 .....................     $1,000     $    850,000
Finlay Enterprises, Inc., 9s, 2008 .................        450          400,500
Finlay Fine Jewelry Corp., 8.375s, 2008 ............      1,325        1,192,500
J.Crew Group, Inc., 0s to 2002,
  13.125s to 2008 ..................................        540          310,500
J.Crew Operating Corp., 10.375s, 2007 ..............      2,180        1,896,600
                                                                    ------------
                                                                    $  4,650,100
                                                                    ------------
Supermarkets
Jitney-Jungle Stores of America, Inc.,
  12s, 2006** ......................................     $1,140     $     21,375
Jitney-Jungle Stores of America, Inc.,
  10.375s, 2007** ..................................        250            2,187
Penn Traffic Co., 11s, 2009 ........................          1              638
                                                                    ------------
                                                                    $     24,200
                                                                    ------------
Telecommunications -- 13.8%
Adelphia Communications Corp.,
  9.375s, 2009 .....................................     $  450     $    396,000
Alamosa PCS Holdings, Inc., 0s to 2005,
  12.875s to 2010 ..................................        880          409,200
Allegiance Telecommunications, Inc.,
  0s to 2003, 11.75s to 2008 .......................      2,225        1,357,250
Allegiance Telecommunications, Inc.,
  12.875s, 2008 ....................................        180          172,800
AMSC Acquisition Co., Inc., 12.25s, 2008 ...........        950          323,000
Centennial Cellular Operating Co.,
  10.75s, 2008 .....................................      2,325        2,185,500
Crown Castle International Corp.,
  10.75s, 2011 .....................................      1,685        1,727,125
Cybernet Internet Services International,
  14s, 2009## ......................................        750          225,000
Dobson Communications Corp.,
  10.875s, 2010 ....................................      1,055        1,039,175
DTI Holdings, Inc., 0s to 2003,
  12.5s to 2008 ....................................      1,040          291,200
Exodus Communications, Inc.,
  11.25s, 2008 .....................................      2,590        2,279,200
Exodus Communications, Inc.,
  10.75s, 2009 .....................................        125          108,750
Exodus Communications, Inc.,
  11.625s, 2010## ..................................        225          201,937
Focal Communications Corp., 0s to 2003,
  12.125s to 2008 ..................................      1,100          462,000
Focal Communications Corp.,
  11.875s, 2010 ....................................        915          622,200
Globix Corp., 12.5s, 2010 ..........................        775          294,500
Hyperion Telecommunication, Inc.,
  12s, 2007 ........................................      1,500          645,000
ICG Holdings, Inc., 0s to 2001,
  12.5s to 2006 ....................................      1,750          188,125
Intermedia Communications, Inc.,
  8.875s, 2007 .....................................      1,000          700,000
Intermedia Communications, Inc.,
  0s to 2002, 11.25s to 2007 .......................      1,555        1,088,500
ITC Deltacom, Inc., 11s, 2007 ......................        932          745,600
ITC Deltacom, Inc., 8.875s, 2008 ...................        700          504,000
ITC Deltacom, Inc., 9.75s, 2008 ....................        770          585,200
Leap Wireless International, Inc.,
  0s to 2005, 14.5s to 2010 ........................        100           24,000
Level 3 Communications, Inc.,
  9.125s, 2008 .....................................      3,350        2,680,000
Level 3 Communications, Inc.,
  10.75s, 2008 .....................................        600          422,505
Metromedia Fiber Network, Inc., 10s, 2008 ..........      2,245        1,868,962
MGC Communications, Inc., 13s, 2010 ................      2,125          956,250
MJD Communications, Inc., 9.5s, 2008 ...............      1,000          800,000
Nextel Communications, Inc., 0s to 2002,
  9.75s to 2007 ....................................        785          573,050
Nextel Communications, Inc., 0s to 2003,
  9.95s to 2008 ....................................      4,405        3,215,650
Nextel International, Inc., 0s to 2003,
  12.125s to 2008 ..................................      1,175          587,500
Nextel International, Inc., 12.75s, 2010## .........      1,500        1,200,000
Nextlink Communications, Inc.,
  9.625s, 2007 .....................................        350          276,500
Nextlink Communications, Inc.,
  10.75s, 2009 .....................................      3,350        2,730,250
Nextlink Communications, Inc., 0s to 2004,
  12.25s to 2009 ...................................        900          441,000
Northeast Optic Network, 12.75s, 2008 ..............        205           98,400
PSINet, Inc., 10.5s, 2006 ..........................      1,200          312,000
PSINet, Inc., 11.5s, 2008 ..........................        550          155,375
PSINet, Inc., 11s, 2009 ............................      2,275          642,688
Rural Cellular Corp., 9.625s, 2008 .................      1,225        1,114,750
SBA Communications Corp., 0s to 2003,
  12s to 2008 ......................................        700          542,500
Spectrasite Holdings, Inc., 0s to 2003,
  12s to 2008 ......................................      4,960        2,794,200
Spectrasite Holdings, Inc., 10.75s, 2010 ...........        780          723,450
Telecorp PCS, Inc., 10.625s, 2010 ..................      1,090        1,100,900
Telesystem International Wireless, Inc.,
  0s to 2002, 13.25s to 2007 .......................      1,150          569,250
Time Warner Telecommunications LLC,
  9.75s, 2008 ......................................      1,445        1,333,013
Viatel, Inc., 11.25s, 2008 .........................      1,175          352,500
Viatel, Inc., 0s to 2003, 12.5s to 2008 ............        425           85,000
Voicestream Wireless Corp., 10.375s, 2009 ..........        375          404,063
Western Wireless Corp., 10.5s, 2007 ................      1,665        1,710,787
Williams Communications Group, Inc.,
  11.7s, 2008## ....................................        125           96,250
Worldwide Fiber, Inc., 12s, 2009 ...................      2,000        1,540,000
                                                                    ------------
                                                                    $ 45,902,055
                                                                    ------------
   Total U.S. Bonds ...........................................     $234,488,807
                                                                    ------------
Foreign Bonds -- 11.8%
Belgium -- 1.5%
Hermes Europe Railtel B.V., 10.375s, 2009
  (Telecommunications) .............................     $2,025     $    850,500
Kappa Beheer B.V., 10.625s, 2009
  (Container, Forest and Paper Products) ...........      2,415        2,463,300
Tele1 Europe B.V., 13s, 2009
  (Telecommunications) .............................      2,025        1,802,250
                                                                    ------------
                                                                    $  5,116,050
                                                                    ------------
Bermuda -- 0.6%
Global Crossing Holdings Ltd., 9.625s,
  2008 (Telecommunications) ........................     $2,215     $  2,109,788
                                                                    ------------


                                                                          29-HYS

                                                    Principal Amount
Issuer                                                (000 Omitted)     Value
Foreign Bonds -- continued
Canada -- 0.8%
GT Group Telecom, Inc, 0s to 2005,
  13.25s to 2010
  (Telecommunications)##  ..........................     $2,900     $    957,000
International Utility Structures, 10.75s, 2008
  (Utilities-Electric) .............................      1,000          680,000
PCI Chemicals Canada, Inc., 9.25s, 2007
  (Chemicals) ......................................        480          153,600
Russel Metals, Inc., 10s, 2009
  (Metals and Minerals) ............................        870          765,600
                                                                    ------------
                                                                    $  2,556,200
                                                                    ------------
Germany -- 1.1%
Callahan Nordrhein Westfalen, 14s, 2010
  (Telecommunications)##  ..........................     $1,995     $  1,785,525
Ekabel Hessen, 14.5s, 2010 (Media)## ...............      2,325        1,964,625
                                                                    ------------
                                                                     $ 3,750,150
                                                                    ------------
Grand Cayman Islands -- 0.2%
Triton Energy Ltd., 8.875s, 2007
  (Telecommunications)##  ..........................     $  610     $    616,863
                                                                    ------------
Greece -- 0.1%
Fage Dairy Industries SA, 9s, 2007
  (Food and Beverage Products) .....................     $  540     $    405,000
                                                                    ------------
Luxembourg -- 0.6%
Millicom International Cellular
  Communications Corp., 0s to 2001,
  13.50s to 2006 (Telecommunications) ..............     $1,710     $  1,342,350
PTC International Finance II SA, 11.25s,
  2009 (Telecommunications) ........................        695          660,250
                                                                    ------------
                                                                    $  2,002,600
                                                                    ------------
Mexico -- 0.1%
Satelites Mexicanos SA de CV, 10.125s,
  2004 (Telecommunications) ........................     $  705     $    458,250
                                                                    ------------
Netherlands -- 1.7%
Completel Europe NV, 0s to 2004, 14s to
  2009 (Telecommunications) ........................     $2,325     $  1,023,000
United Pan-Europe Commerce NV,
  10.875s, 2009 (Media) ............................      2,875        1,875,937
United Pan-Europe Commerce NV,
  11.25s, 2010 (Media) .............................      1,400          903,000
Versatel Telecom B.V., 13.25s, 2008
  (Telecommunications) .............................      2,915        1,836,450
                                                                    ------------
                                                                    $  5,638,387
                                                                    ------------
Norway -- 0.2%
Ocean Rig Norway As, 10.25s, 2008
  (Oil Services) ...................................     $  640     $    544,000
                                                                    ------------
United Kingdom -- 4.9%
British Telecom PLC, 11.875s, 2008
  (Telecommunications) .............................     $2,550     $  2,985,183
Colt Telecom Group PLC, 0s to 2001,
  12s to 2006 (Telecommunications) .................      3,800        3,420,000
Diamond Cable Communications Corp. .................
  PLC, 0s to 2000, 11.75s to 2005
  (Telecommunications) .............................        150          139,500
Dolphin Telecom PLC, 0s to 2003,
  11.50s to 2008 (Telecommunications) ..............      4,275          568,000
Energis PLC, 9.75s, 2009
  (Telecommunications) .............................      1,695        1,542,450
Esprit Telecom Group PLC, 11.5s, 2007
  (Telecommunications)##** .........................        700            7,000
Global Telesystems Ltd., 10.875s, 2008
  (Telecommunications) .............................        850           25,500
Jazztel PLC, 13.25s, 2009
  (Telecommunications) .............................  EUR 1,000          619,674
Jazztel PLC, 14s, 2009
  (Telecommunications) .............................     $2,000        1,300,000
Ono Finance PLC, 13s, 2009 (Media) .................      3,185        2,356,900
Telewest Communications PLC, 9.625s,
  2006 (Media) .....................................        740          653,050
Telewest Communications PLC, 11s,
  2007 (Media) .....................................        755          671,950
Telewest Communications PLC, 0s to 2004,
  9.875s to 2009 (Media)  ..........................        850          399,500
Telewest Communications PLC, 9.875s,
  2010 (Media)## ...................................        955          830,850
Telewest Communications PLC, 0s to 2005,
  11.375s to 2010 (Media)## ........................      1,525          686,250
                                                                    ------------
                                                                    $ 16,205,807
                                                                    ------------
   Total Foreign Bonds ........................................     $ 39,403,095
                                                                    ------------
   Total Bonds (Identified Cost, $338,712,921) ................     $273,891,902
                                                                    ------------
Stocks -- 0.8%
                                                        Shares
U.S. Stocks -- 0.1%
Building
Atlantic Gulf Communities Corp.+* ..................         30     $          2
                                                                    ------------
Consumer Goods and Services
Ranger Industries, Inc.*  ..........................      8,952     $     16,505
                                                                    ------------
Media
Classic Communications, Inc.* ......................      2,325     $      5,086
Golden Books Family Entertainment, Inc.* ...........     17,708            8,854
                                                                    ------------
                                                                    $     13,940
                                                                    ------------
Supermarkets -- 0.1%
Pathmark Stores, Inc.* .............................     15,499     $    255,733
                                                                    ------------
Telecommunications
Allegiance Telecommunications, Inc.* ...............      3,392     $     75,525
                                                                    ------------
   Total U.S. Stocks ..........................................     $    361,705
                                                                    ------------
Foreign Stocks -- 0.7%
Belgium -- 0.1%
Tele1 Europe Holdings AB, ADR
  (Telecommunications)* ............................     23,777     $    109,969
                                                                    ------------
Bermuda -- 0.3%
Global Crossing Holdings Ltd., Preferred
  (Telecommunications) .............................     12,250     $  1,102,500
                                                                    ------------
Netherlands -- 0.1%
Completel Europe NV
  (Telecommunications)* ............................    116,250     $    414,140
                                                                    ------------
United Kingdom -- 0.2%
Colt Telecom Group PLC, ADR
  (Telecommunications)* ............................      3,956     $    347,139
Ono Finance PLC (Media)*  ..........................      3,185          191,100
                                                                    ------------
                                                                    $    538,239
                                                                    ------------
   Total Foreign Stocks .......................................     $  2,164,848
                                                                    ------------
   Total Stocks (Identified Cost, $2,744,779) ...............       $  2,526,553
                                                                    ------------


30-HYS

Preferred Stocks -- 2.2%

Issuer                                                   Shares        Value
Consumer Goods and Services
Renaissance Cosmetics, Inc., 14s* ..................        852     $          0
                                                                    ------------
Media -- 1.2%
CSC Holdings, Inc., 11.125s* .......................     19,533     $  2,070,498
Primedia, Inc., 8.625s .............................     20,165        1,509,854
Primedia, Inc., 10s ................................      4,000          340,000
                                                                    ------------
                                                                    $  3,920,352
                                                                    ------------
Telecommunications -- 1.0%
Crown Castle International Corp., 12.75s ...........      1,957     $  1,878,720
Nextel Communications, Inc., 13s ...................        174          163,560
Rural Cellular Corp., 11.375s ......................      1,774        1,419,200
                                                                    ------------
                                                                    $  3,461,480
                                                                    ------------
   Total Preferred Stocks (Identified Cost, $7,145,782) .......     $  7,381,832
                                                                    ------------
Warrants* -- 0.2%
Cybernet Internet Services International
  (Telecommunications) .............................      1,250     $      6,250
DTI Holdings, Inc. (Telecommunications) ............     10,000              100
GT Group Telecom, Inc.
  (Telecommunications) .............................      2,900          126,150
ICO, Inc. (Energy) .................................     25,000           15,000
Jazztel PLC (Telecommunications)## .................      1,880           63,993
Knology, Inc. (Telecommunications)## ...............        525            1,050
Leap Wireless International, Inc.
  (Telecommunications) .............................        100            1,000
Loral Orion Network Systems, Inc.
  (Telecommunications) .............................      1,000            3,000
Loral Orion Network Systems, Inc.
  (Telecommunications) .............................      1,100            5,500
McCaw International Ltd.
  (Telecommunications)##  ..........................        850            2,125
Metronet Communications Corp.
  (Telecommunications)##  ..........................        650           45,500
Motient Corp. (Telecommunications)## ...............        950            9,500
Pathmark Stores, Inc. (Supermarkets) ...............     11,596           55,806
Pliant Corp. (Container, Forest and
  Paper Products)## ................................        660            6,600
Renaissance Cosmetics, Inc.
  (Consumer Goods and Services) ....................        689                0
Versatel Telecom B.V.
  (Telecommunications) .............................      2,250          258,750
XM Satellite Radio, Inc. (Media) ...................      1,030           36,050
                                                                    ------------
   Total Warrants (Identified Cost, $984,590) .................     $    636,374
                                                                    ------------
Short-Term Obligations -- 1.4%
                                                    Principal Amount
                                                      (000 Omitted)
Goldman Sachs Group LP, due 1/09/01 ................     $1,233     $  1,231,205
Old Line Funding Corp., due 1/10/01 ................        346          345,412
Receivables Capital Corp., due 1/29/01 .............      3,262        3,245,357
                                                                    ------------
   Total Short-Term Obligations, at Amortized Cost ........... .    $  4,821,974
                                                                    ------------
Repurchase Agreements -- 11.5%
                                                    Principal Amount
Issuer                                               (000 Omitted)      Value
Merrill Lynch, dated 12/29/00, due
  1/02/01, total to be received $26,014
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account) ..................................    $    26     $     26,000
Goldman Sachs, dated 12/29/00, due
  1/02/01, total to be received $38,259,553
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account) ..................................     38,239       38,239,000
                                                                    ------------
   Total Repurchase Agreements, at Cost ............                $ 38,265,000
                                                                    ------------
   Total Investments (Identified Cost, $392,675,046)                $327,523,635
                                                                    ------------
Other Assets,
  Less Liabilities -- 1.7% .........................                   5,518,651
                                                                    ------------
   Net Assets -- 100.0% ............................                $333,042,286
                                                                    ============

           See portfolio footnotes and notes to financial statements.


                                                                          31-HYS

Portfolio of Investments -- December 31, 2000

International Growth and Income Series

Stocks -- 96.4%

Issuer                                                   Shares         Value
Foreign Stocks -- 76.9%
Australia -- 3.9%
Australia & New Zealand Banking Group
  Ltd. (Banks and Credit Cos.)* ....................    105,739      $   845,565
Broken Hill Proprietary Co. Ltd. (Mining) ..........     49,800          524,963
QBE Insurance Group Ltd. (Insurance)* ..............    341,679        1,879,176
                                                                     -----------
                                                                     $ 3,249,704
                                                                     -----------
Brazil -- 1.3%
Companhia de Bebidas das Americas,
  ADR (Food and Beverages) .........................     12,640      $   325,480
Empresa Brasileira de Aeronautica S.A.,
  ADR (Aerospace and Defense) ......................     18,160          721,860
                                                                     -----------
                                                                     $ 1,047,340
                                                                     -----------
Canada -- 3.9%
Alcan Aluminum Ltd. (Metal-Aluminum) ...............      4,940      $   169,135
BCE, Inc. (Telecommunications) .....................     17,120          495,410
BCE, Inc. (Telecommunications) .....................     17,330          500,326
Canadian National Railway Co. (Railroads) ..........     37,934        1,126,166
Manitoba Telecom Services, Inc.
  (Telecommunications) .............................     20,570          526,662
Nortel Networks Corp.
  (Telecommunications) .............................     12,243          392,541
                                                                     -----------
                                                                     $ 3,210,240
                                                                     -----------
China -- 0.1%
China Petroleum and Chemical Corp.
  (Oil Services)* ..................................    356,000      $    56,144
                                                                     -----------
Denmark -- 1.3%
Danske Bank (Banks and Credit Cos.)* ...............     42,540      $   766,033
ISS (Business Services)* ...........................      4,680          318,828
                                                                     -----------
                                                                     $ 1,084,861
                                                                     -----------
France -- 10.8%
Alcatel Co. (Telecommunications)* ..................      7,830      $   444,771
Aventis S.A. (Pharmaceuticals) .....................     14,300        1,255,356
AXA (Insurance) ....................................      4,390          634,753
Castorama Dubois Investisse (Retail) ...............      3,396          880,027
Essilor International S.A. (Optical Supplies) ......        195           63,622
Pinault-Printemps-Redoute S.A. (Retail) ............      2,910          625,400
Sanofi-Synthelabo S.A
  (Medical and Health Products) ....................     16,640        1,109,254
Societe Television Francaise 1
  (Entertainment)* .................................     27,373        1,477,780
StMicroelectronics N.V. (Electronics) ..............     11,430          499,021
Technip S.A. (Construction) ........................      4,870          706,900
Total Fina S.A., ADR (Oils) ........................     17,380        1,263,309
                                                                     -----------
                                                                     $ 8,960,193
                                                                     -----------
Germany -- 3.8%
Fresenius AG, Preferred
  (Medical Supplies) ...............................      2,270      $   605,290
Fresenius Medical Care AG, Preferred
  (Medical Supplies) ...............................      1,880           90,022
Henkel KGaA, Preferred (Chemicals) .................     15,210          989,650
KarstadtQuelle AG (Retail) .........................     12,880          397,861
ProSieben Sat.1 Media AG
  (Broadcasting)* ..................................     33,470          996,172
SAP AG, Preferred
  (Computer Software -- Systems) ...................        650           91,421
                                                                     -----------
                                                                     $ 3,170,416
                                                                     -----------
Hong Kong -- 0.6%
China Mobile (Hong Kong) Ltd.
  (Telecommunications) .............................     96,000      $   524,362
                                                                     -----------
Italy -- 1.4%
Banca Intesa S.p.A. (Financial Services) ...........     56,330      $   270,788
Banca Monte dei Paschi di Siena S.p.A
  (Banks and Credit Cos.) ..........................     36,780          163,685
San Paolo -- ImI S.p.A
  (Banks and Credit Cos.) ..........................     45,870          741,620
                                                                     -----------
                                                                     $ 1,176,093
                                                                     -----------
Japan -- 12.2%
Canon, Inc. (Special Products
  and Services) ....................................     46,000      $ 1,610,080
Eisai Co. Ltd. (Medical and
  Health Products) .................................     15,000          525,026
Fast Retailing Co. (Retail) ........................      4,300          842,090
Fuji Heavy Industries Ltd. (Automotive) ............     22,000          133,602
Fujitsu Ltd. (Computer Hardware--
  Systems) .........................................     14,000          206,300
Hitachi Ltd. (Electronics) .........................     25,000          222,699
Mitsubishi Electric Corp. (Electronics) ............     31,000          190,698
Murata Manufacturing Co. Ltd.
  (Electronics) ....................................      1,300          152,433
Nitto Denko Corp. (Industrial Goods
  and Services) ....................................     13,200          358,068
NTT DoCoMo, Inc. (Telecommunications) ..............         51          879,156
Rohm Co. (Electronics) .............................      5,400        1,025,376
Secom Co. (Consumer Goods
  and Services) ....................................     17,300        1,127,800
Shionogi & Co., Ltd. (Pharmaceuticals) .............     10,000          203,885
Sony Corp. (Electronics) ...........................      1,700          117,518
Sumitomo Electric Industries, Ltd.
  (Electronics) ....................................     36,000          590,339
Terumo Corp. (Pharmaceuticals) .....................     20,300          444,085
Tokyo Broadcasting System, Inc.
  (Entertainment) ..................................     22,000          650,683
Tokyo Gas Co. Ltd. (Gas) ...........................    183,000          541,250
Uni-Charm Corp. (Forest and
  Paper Products) ..................................      2,700          137,032
Ushio, Inc. (Electronics) ..........................     10,000          163,196
                                                                     -----------
                                                                     $10,121,316
                                                                     -----------
Mexico -- 1.0%
Fomento Economico Mexicano S.A
  de C.V., ADR (Food and
  Beverage Products) ...............................      6,860      $   204,942
Grupo Modelo S.A. de C.V
  (Food and Beverages) .............................     64,900          172,211
Grupo Televisa S.A., GDR (Entertainment)* ..........      9,350          420,166
                                                                     -----------
                                                                     $   797,319
                                                                     -----------
Netherlands -- 9.3%
ABN Amro Holdings N.V. (Finance)* ..................     15,600      $   354,747
Akzo Nobel N.V. (Chemicals) ........................     42,360        2,274,948
ING Groep N.V. (Financial Services)* ...............     25,942        2,072,289
KPN N.V. (Telecommunications)* .....................     20,636          237,539
Libertel N.V
  (Cellular Telecommunications)* ...................     19,400          217,665
Philips Electronics N.V. (Electronics)* ............      3,487          127,749
Royal Dutch Petroleum Co., ADR (Oils) ..............     39,620        2,399,486
                                                                     -----------
                                                                     $ 7,684,423
                                                                     -----------
Singapore -- 0.3%
Singapore Press Holdings Ltd.
  (Printing and Publishing) ........................     19,300      $   285,348
                                                                     -----------


32-IGI

Issuer                                                   Shares         Value
Foreign Stocks -- continued
Spain -- 1.7%
Altadis S.A. (Tobacco) .............................     44,194     $   676,348
Repsol YPF, S.A. (Oils) ............................     17,450         278,853
Telefonica S.A. (Telecommunications) ...............     30,430         502,845
                                                                    -----------
                                                                    $ 1,458,046
                                                                    -----------
Sweden -- 0.6%
Saab AB, "B" (Aerospace)  ..........................     58,750     $   485,743
                                                                    -----------
Switzerland -- 5.3%
Julius Baer Holdings
  (Banks and Credit Cos.) ..........................         31     $   169,693
Nestle S.A. (Food and Beverage Products) ...........        854       1,992,175
Novartis AG (Medical and
  Health Products) .................................        950       1,679,678
Syngenta AG (Chemicals)*  ..........................      7,337         393,927
Synthes-Stratec Inc. (Medical Products)* ...........        240         177,289
                                                                    -----------
                                                                    $ 4,412,762
                                                                    -----------
United Kingdom -- 19.4%
AstraZeneca Group PLC (Medical and
  Health Products) .................................     18,564     $   924,855
Bank of Scotland (Banks and Credit Cos.)* ..........     52,770         552,558
Boots Co. PLC (Retail)* ............................     23,700         215,749
BP Amoco PLC, ADR (Oils)  ..........................     32,216       1,542,341
British Telecommunications PLC
  (Telecommunications)* ............................     65,892         563,393
Carlton Communications PLC
  (Broadcasting) * .................................     31,936         291,679
CGNU PLC (Insurance)* ..............................     81,016       1,310,331
Chubb PLC (Security Systems)* ......................    172,470         407,337
Diageo PLC (Food and
  Beverage Products)* ..............................    253,715       2,844,398
HSBC Holdings PLC (Banks and
  Credit Cos.)* ....................................     98,652       1,452,530
Next PLC (Retail) ..................................     14,630         176,045
Reckitt Benckiser PLC (Consumer Goods
  and Services) ....................................     26,590         366,465
Reuters Group PLC (Business Services) ..............     78,040       1,321,692
Royal Bank of Scotland PLC
  (Banks and Credit Cos.)* .........................     23,591         557,873
Smith & Nephew PLC (Medical Products)* .............    128,780         596,751
Standard Chartered PLC
  (Banks and Credit Cos.)* .........................     62,650         903,246
Vodafone Group PLC
  (Telecommunications)* ............................    561,448       2,060,364
                                                                    -----------
                                                                    $16,087,607
                                                                    -----------
   Total Foreign Stocks .......................................     $63,811,917
                                                                    -----------
U.S. Stocks -- 19.5%
Advertising -- 0.5%
Omnicom Group, Inc. ................................      5,130     $   425,149
                                                                    -----------
Aerospace -- 1.8%
Boeing Co. .........................................     23,160     $ 1,528,560
                                                                    -----------
Automotive -- 0.2%
Delphi Automotive Systems Corp. ....................     10,880     $   122,400
                                                                    -----------
Biotechnology -- 2.0%
Pharmacia Corp. ....................................     27,004     $ 1,647,244
                                                                    -----------
Business Machines -- 1.0%
Hewlett-Packard Co. ................................     27,410     $   865,128
                                                                    -----------
Business Services -- 0.4%
Computer Sciences Corp.*  ..........................      3,840     $   230,880
United Parcel Service, Inc. ........................      1,560          91,748
                                                                    -----------
                                                                    $   322,628
                                                                    -----------
Consumer Goods and Services -- 2.5%
Philip Morris Cos., Inc. ...........................     21,600     $   950,400
Tyco International Ltd. ............................     20,780       1,153,290
                                                                    -----------
                                                                    $ 2,103,690
                                                                    -----------
Electrical Equipment -- 1.3%
General Electric Co. ...............................     21,910     $ 1,050,311
                                                                    -----------
Financial Services -- 0.9%
Goldman Sachs Group, Inc. ..........................        520     $    55,608
John Hancock Financial Services, Inc. ..............      7,890         296,861
Merrill Lynch & Co., Inc. ..........................      5,510         375,713
                                                                    -----------
                                                                    $   728,182
                                                                    -----------
Food and Beverage Products-- 1.3%
Anheuser-Busch Cos., Inc. ..........................     23,880     $ 1,086,540
                                                                    -----------
Insurance -- 2.7%
American International Group, Inc. .................     11,260     $ 1,109,813
MetLife, Inc. ......................................     13,390         468,650
St. Paul Cos., Inc. ................................     12,460         676,734
                                                                    -----------
                                                                    $ 2,255,197
                                                                    -----------
Machinery -- 1.2%
Deere & Co., Inc. ..................................     15,370     $   704,138
Ingersoll-Rand Co. .................................      6,860         287,263
                                                                    -----------
                                                                    $   991,401
                                                                    -----------
Medical and Health Products -- 0.8%
American Home Products Corp. .......................     10,690     $   679,350
                                                                    -----------
Metals and Minerals -- 0.4%
Alcoa, Inc. ........................................      9,970     $   333,995
                                                                    -----------
Oils -- 1.2%
Halliburton Co. ....................................     20,980     $   760,525
Santa Fe International Corp. .......................      6,870         220,269
                                                                    -----------
                                                                    $   980,794
                                                                    -----------
Telecommunications -- 1.3%
Verizon Communications .............................     20,660     $ 1,035,582
                                                                    -----------
   Total U.S. Stocks ..........................................     $16,156,151
                                                                    -----------
   Total Stocks (Identified Cost, $74,142,116) ................     $79,968,068
                                                                    -----------

Short-Term Obligations -- 0.4%
                                                    Principal Amount
                                                      (000 Omitted)
Goldman Sachs Group LP, due 1/09/01,
  at Amortized Cost ................................     $  313     $   312,544
                                                                    -----------
Repurchase Agreement -- 5.7%
Goldman Sachs, dated 12/29/00, due
  1/02/01, total to be received $4,723,227
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account) ..................................     $4,719     $ 4,719,000
Merrill Lynch Treasury, dated 12/29/00,
  due 1/02/01, total to be received $3,003
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account) ..................................          3           3,000
                                                                    -----------
   Total Repurchase Agreements, at Cost .......................     $ 4,722,000
                                                                    -----------
   Total Investments (Identified Cost, $79,176,660) ...........     $85,002,612
                                                                    -----------
Other Assets,
  Less Liabilities -- (2.5)%                                         (2,060,765)
                                                                    -----------
   Net Assets -- 100.0% .......................................     $82,941,847
                                                                    ===========

           See portfolio footnotes and notes to financial statements.


                                                                          33-IGI

Portfolio of Investments -- December 31, 2000

Money Market Series

Commercial Paper -- 93.7%
                                                   Principal Amount
Issuer                                               (000 Omitted)     Value
AES Hawaii, Inc. (Bank of America),
  due 2/16/01 ....................................     $ 2,500      $  2,479,460
American Express Credit Corp.,
  due 1/02/01 - 3/02/01 ..........................      17,873        17,710,733
Archer Daniels Midland Co., due
  4/06/01 - 4/09/01 ..............................       6,000         5,896,048
Associates Corp. of North America,
  due 1/02/01 - 2/05/01 ..........................      17,740        17,710,776
BankAmerica Corp., due 1/02/01 - 4/26/01 .........      15,233        14,925,854
Barton Capital Corp., due 1/12/01 ................      10,000         9,979,894
Caterpillar Financial Services N V,
  due 1/26/01 ....................................      12,696        12,638,868
Coca-Cola Co., due 2/13/01 .......................       1,976         1,960,965
E D & F Manitoba Finance Inc. (Rabobank),
  due 2/16/01 - 2/27/01 ..........................      14,500        14,369,335
Enterprise Funding Corp., due 2/14/01 ............       2,059         2,042,844
Equitable Resources, Inc., due 1/11/01 ...........      15,000        14,972,625
Florida Power & Light Co., due 1/25/01 ...........      13,998        13,936,875
Ford Motor Credit Corp., due
  1/18/01 - 1/25/01 ..............................      17,778        17,722,207
Gannett, Inc., due 1/29/01 .......................      16,000        15,918,738
General Electric Capital Corp.,
  due 2/02/01 ....................................      17,000        16,901,627
General Motors Acceptance Corp.,
  due 2/01/01 ....................................      17,700        17,601,082
Gillette Co., due 1/02/01 ........................       1,053         1,052,814
Goldman Sachs Group LP, due
  1/02/01 - 4/05/01 ..............................      17,900        17,710,569
Halliburton Corp., due 1/25/01 ...................       7,000         6,969,340
Heinz (H.J.) Co., due 2/13/01 ....................       3,200         3,175,270
Ing America Insurance Holdings,
  due 2/06/01 ....................................      17,400        17,286,702
Mcgraw Hill, Inc., due 6/13/01 ...................      14,100        13,707,374
Merrill Lynch & Co., Inc., due
  1/02/01 - 2/12/01 ..............................      17,820        17,709,105
Morgan (J.P.) & Co., Inc., due 3/14/01 ...........      12,835        12,671,739
Motorola, Inc., due 3/08/01 - 3/16/01 ............      12,900        12,741,758
National Australia Funding Delaware, Inc.,
  due 1/02/01 ....................................      17,714        17,710,738
National Rural Utilities Cooperative Finance
  Corp., due 1/10/01 - 3/23/01 ...................       4,000         3,975,489
Old Line Funding Corp., due
  1/10/01 - 1/16/01 ..............................      12,841        12,814,621
SBC Communications, Inc., due 1/02/01 ............       4,286         4,285,244
Sheffield Receivables Corp., due
  2/02/01 - 2/05/01 ..............................      18,000        17,894,462
Societe Generale, due 2/12/01 - 5/30/01 ..........      13,200        13,004,819
Svenska Handelsbanken, Inc., due
  1/31/01 - 2/08/01 ..............................      15,500        15,407,847
Teco Finance, Inc., due 1/19/01 - 2/28/01 ........      17,000        16,872,178
Toyota Motor Credit Co. Yrs 3 & 4,
  due 1/23/01 ....................................      15,000        14,940,417
UBS Finance, Inc., due 1/02/01 - 5/03/01 .........      17,944        17,710,752
Verizon Global Funding, due
  1/26/01 - 2/26/01 ..............................       8,450         8,394,877
Verizon Network Fund, due 1/22/01 ................       1,405         1,399,632
Wachovia Corp., due 4/03/01 ......................       2,000         1,967,136
                                                                    ------------
   Total Commercial Paper, at Amortized Cost   ...............      $446,170,814
                                                                    ------------
   Total Investments, at Amortized Cost ......................      $446,170,814
                                                                    ------------
Other Assets,
  Less Liabilities -- 6.3% ...................................        30,199,588
                                                                    ------------
   Net Assets -- 100.0% ......................................      $476,370,402
                                                                    ============

Portfolio of Investments -- December 31, 2000

Strategic Income Series

Bonds -- 88.1%

                                                   Principal Amount
Issuer                                               (000 Omitted)     Value
U.S. Bonds -- 67.4%
Aerospace -- 0.7%
Airlines Pass-Through Trust, 6.545s, 2019 .............   $   243   $    233,688
                                                                    ------------
Automotive -- 0.3%
Hayes Wheels International, Inc.,
  9.125s, 2007 ........................................   $   175   $    115,500
                                                                    ------------
Banks -- 0.8%
UniCredito Italiano S.p.A, 9.2s, 2049 .................   $   250   $    255,353
                                                                    ------------
Broadcasting -- 0.4%
Citadel Broadcasting Co., 9.25s, 2008 .................   $   125   $    120,625
                                                                    ------------
Building Materials -- 0.1%
Building Materials Corp., 8.625s, 2006 ................   $   150   $     39,000
                                                                    ------------
Business Services -- 0.4%
Pierce Leahy Corp., 9.125s, 2007 ......................   $   150   $    149,250
                                                                    ------------
Chemicals -- 1.6%
Lyondell Chemical Co., 9.625s, 2007 ...................   $   425   $    412,250
NL Industries, Inc., 11.75s, 2003 .....................       119        120,785
                                                                    ------------
                                                                    $    533,035
                                                                    ------------
Computer Software -- Systems -- 0.1%
Unisystem Corp., 7.875s, 2008 .........................   $    50   $     46,250
                                                                    ------------
Container, Forest and Paper Products -- 1.6%
Consolidated Container Co.,
  10.125s, 2009 .......................................   $   250   $    220,000
Gaylord Container Corp., 9.75s, 2007 ..................        50         32,000
Riverwood International Corp.,
  10.25s, 2006 ........................................       300        297,000
                                                                    ------------
                                                                    $    549,000
                                                                    ------------
Financial Institutions -- 7.1%
Chase Commercial Mortgage Securities
  Corp., 6.6s, 2012 (Interest Only) ...................   $   360   $    286,706
Commercial Mortgage Asset Trust,
  7.839s, 2020 (Interest Only) ........................     4,522        155,094
DLJ Commercial Mortgage Corp.,
  7.545s, 2005 (Interest Only) ........................    14,500        465,712
GMAC Commercial Mortgage Security Inc.,
  6.02s, 2033 (Interest Only) .........................       350        260,244
Morgan Stanley Capital, Inc., 6.86s, 2010 .............       250        211,915
Morgan Stanley Capital, Inc., 7.772s, 2039 ............       250        201,065
Natexis AMBS Co. LLC, 8.44s, 2049 ## ..................         9          8,781
Nationslink Funding Corp., 5s, 2009 ...................       740        536,963
Residential Accredit Loans Inc.,
  7.75s, 2027 .........................................       237        227,897
                                                                    ------------
                                                                    $  2,354,377
                                                                    ------------
Industrial -- 1.1%
Allied Waste North America, Inc.,
  7.625s, 2006 ........................................   $   100   $     95,500
Allied Waste North America, Inc.,
  10s, 2009 ...........................................       275        257,125
                                                                    ------------
                                                                    $    352,625
                                                                    ------------
Information, Paging and Technology -- 1.1%
Nextel Communications, Inc., 0s to 2003,
  9.95s, 2008 .........................................   $   500   $    365,000
                                                                    ------------
Internet -- 0.7%
Exodus Communications, Inc.,
  10.75s, 2009 ........................................   $   250   $    217,500
                                                                    ------------

           See portfolio footnotes and notes to financial statements.

34-MMS

                                                    Principal Amount
Issuer                                                (000 Omitted)     Value

U.S. Bonds -- continued
Media -- 5.5%
Chancellor Media Corp., 8.125s, 2007 .............        $   250   $    251,563
CSC Holdings, Inc., 9.25s, 2005 ..................            125        128,125
Cumulus Media, Inc., 10.375s, 2008 ...............            250        200,000
Echostar DBS Corp., 9.375s, 2009 .................            275        266,750
Lenfest Communications, Inc., 10.5s, 2006 ........            125        142,424
Liberty Media Corp., 8.25s, 2030 .................            350        319,319
NTL Communications Corp., 0s to 2003,
  12.375s, 2008 ..................................            200        110,000
Paxson Communications Corp.,
  11.625s, 2002 ..................................            250        252,500
United Pan Europe, 10.875s, 2009 .................            250        163,125
                                                                    ------------
                                                                    $  1,833,806
                                                                    ------------
Metals and Minerals -- 0.7%
P&L Coal Holdings Corp., 9.625s, 2008 ............        $   225   $    224,156
                                                                    ------------
Oil Services -- 0.6%
Triton Energy Ltd., 8.875s, 2007 .................        $   200   $    202,250
                                                                    ------------
Printing and Publishing -- 0.3%
Hollinger International Publishing,
  9.25s, 2007 ....................................        $   100   $     99,500
                                                                    ------------
Steel -- 0.4%
WCI Steel, Inc., 10s, 2004 .......................        $   200   $    138,000
                                                                    ------------
Telecommunications -- 6.2%
Centennial Cellular Operating Co.,
  10.75s, 2008 ...................................        $   200   $    188,000
Century Communications Corp.,
  9.5s, 2005 .....................................            100         91,500
Charter Communications Holdings,
  8.25s, 2007 ....................................            250        227,500
Cox Communications Inc., 7.75s, 2010 .............            150        155,278
Crown Castle International Corp.,
  10.75s, 2011 ...................................            300        307,500
Frontier Vision Holdings LP, 11s, 2006 ...........            100         91,500
Level 3 Communications, Inc.,
  9.125s, 2008 ...................................            300        240,000
Nextlink Communications, Inc.,
  10.75s, 2009 ...................................            250        203,750
PSINet, Inc., 11s, 2009 ..........................            200         56,500
Spectrasite Holdings, Inc., 0s to 2004,
  11.25s, 2009 ...................................            500        272,500
Time Warner Telecommunications LLC,
  9.75s, 2008 ....................................            250        230,625
                                                                    ------------
                                                                    $  2,064,653
                                                                    ------------
Textiles -- 0.6%
Westpoint Stevens, Inc., 7.875s, 2008 ............        $   300   $    214,500
                                                                    ------------
U.S. Federal Agencies -- 18.7%
Federal Home Loan Bank, 6.75s, 2002 ..............        $ 2,500   $  2,533,200
Federal Home Loan Bank, 7.5s, 2029 ...............            614        623,844
FNMA, 7s, 2029 ...................................            476        476,547
FNMA, 7.5s, 2030 .................................          1,963      1,992,095
GNMA, 8s, 2030 ...................................            574        588,846
                                                                    ------------
                                                                    $  6,214,532
                                                                    ------------
U.S. Government Guaranteed -- 16.7%
U.S. Treasury Bonds, 6.125s, 2029 ................        $   938   $  1,020,225
U.S. Treasury Bonds, 10.375s, 2012 ...............            750        964,215
U.S. Treasury Notes, 5.75s, 2010 .................          1,396      1,462,966
U.S. Treasury Notes, 6s, 2009 ....................            400        422,064
U.S. Treasury Notes, 6.5s, 2010 ..................             86         94,089
U.S. Treasury Notes, 6.75s, 2005 .................          1,500      1,597,965
                                                                    ------------
                                                                    $  5,561,524
                                                                    ------------

Utilities -- Electric -- 1.7%
Cheasapeake Energy Corp., 9.625s, 2005 ...........            110        113,300
Niagara Mohawk Power Corp.,
  7.25s, 2002 ....................................             76         75,981
Niagara Mohawk Power Corp.,
  8.77s, 2018 ....................................            250        263,163
Southern California Edison Co.,
  7.625s, 2010 ...................................            150        119,542
                                                                    ------------
                                                                    $    571,986
                                                                    ------------
   Total U.S. Bonds ..............................                  $ 22,456,110
                                                                    ------------
Foreign Bonds -- 20.7%
Bermuda -- 0.8%
Flag Ltd., 8.25s, 2008
  (Telecommunications) ...........................        $    50   $     42,500
Global Crossing Holdings Ltd., 9.625s,
  2008 (Telecommunications) ......................            250        238,125
                                                                    ------------
                                                                    $    280,625
                                                                    ------------
Brazil -- 4.0%
Federal Republic of Brazil, 8s, 2014 .............        $   369   $    284,917
Federal Republic of Brazil, 12.75s, 2020 .........             75         73,313
Federal Republic of Brazil, 12.25s, 2030 .........            175        162,312
Federal Republic of Brazil, 11s, 2040 ............          1,000        815,539
                                                                    ------------
                                                                    $  1,336,081
                                                                    ------------
Bulgaria -- 0.6%
National Republic of Bulgaria, 7.75s, 2011 .......        $   250   $    187,507
                                                                    ------------
Canada -- 0.2%
AT&T Canada, Inc., 0s to 2003, 9.95s,
  2008 (Telecommunications) ......................        $    75   $     61,337
                                                                    ------------
Denmark -- 0.2%
Kingdom of Denmark, 6s, 2009 .....................      DKK   605   $     80,779
                                                                    ------------
France -- 1.2%
Republic of France, 3.5s, 2004 ...................      EUR   442   $    403,295
                                                                    ------------
Germany -- 1.2%
Federal Republic of Germany, 4.5s, 2009 ..........      EUR   442   $    406,430
                                                                    ------------
Grand Cayman Islands -- 0.5%
APP Finance IX Ltd., 10.75s, 2001
  (Forest and Paper Products) ....................        $   100   $     49,000
Daiwa PB Ltd., 7.598s, 2049
  (Banks and Credit Cos.) ........................            150        121,580
                                                                    ------------
                                                                    $    170,580
                                                                    ------------
Greece -- 2.2%
Hellenic Republic, 6.6s, 2004 ....................      GRD83,500   $    241,046
Hellenic Republic, 6s, 2006 ......................         86,100        246,305
Hellenic Republic, 8.6s, 2008 ....................         79,000        259,017
                                                                    ------------
                                                                    $    746,368
                                                                    ------------
Mexico -- 2.4%
Bepensa S.A., 9.75s, 2004
  (Sovereign) ....................................        $   200   $    189,000
Cydsa S.A., 9.375s, 2002 (Chemicals) .............            150         51,000
Grupo Iusacell S.A. de CV, 14.25s, 2006
  (Telecommunications) ...........................             71         70,112
Grupo Minero Mexico S.A. de CV, 8.25s,
  2008 (Metals and Minerals) .....................            250        212,500
Maxcom Telecomunicacione, 13.75s, 2007
  (Telecommunications)##  ........................             95         45,125
TFM S.A. de CV, 1s, 2009 (Transportation) ........            183        135,420
United Mexican States, 8.625s, 2008 ..............            100        100,005
                                                                    ------------
                                                                    $    803,162
                                                                    ------------


                                                                          35-SIS

                                                    Principal Amount
Issuer                                                (000 Omitted)     Value

Foreign Bonds -- continued
Netherlands -- 2.9%
Hermes Europe Railtel B.V., 10.375s,
  2009 (Telecommunications) ......................       $    200  $     84,000
PT Alatief Freeport Finance, 9.75s,
  2001 (Finance) .................................             48        43,920
Telefonica Europe BV, 8.25s, 2030
  (Telecommunications) ...........................            250       249,625
Tenet Healthcare Corp., 0s, 2002
  (Medical and Health
  Technology Services) ...........................            250       203,125
Tenet Healthcare Corp., 7.625s, 2008
  (Medical Health and
  Technology Services) ...........................            250       245,625
Tjiwi Kimia International Finance BV, 13.25s,
  2001(Forest and Paper Products) ................            150       126,000
                                                                   ------------
                                                                   $    952,295
                                                                   ------------
Russia -- 3.1%
Russian Federation, 2.5s, 2030 ...................       $  2,713  $  1,014,077
                                                                   ------------
United Kingdom -- 1.4%
Dolphin Telecom PLC, 0s to 2004, 14s,
  2009 (Telecommunications) ......................       $    400  $     48,000
OTE PLC, 6.125s, 2007 (Industrial) ...............     EUR     80        74,556
Telewest Communications PLC, 9.625s,
  2006 (Cable Television) ........................       $    250       220,625
United Kingdom Treasury, 6.75s, 2004 .............     GBP     76       119,881
                                                                   ------------
                                                                   $    463,062
                                                                   ------------
   Total Foreign Bonds ..........................................  $  6,905,598
                                                                   ------------
   Total Bonds (Identified Cost, $30,486,980) ...................  $ 29,361,708
                                                                   ------------
Convertible Bond -- 0.5%
Colt Telecom Group PLC, 2s, 2006
  (United Kingdom-Telecommunications) ............       $    150  $    108,443
Telewest Finance Jersey Ltd., 6s, 2005
  (Entertainment) ................................             75        52,125
                                                                   ------------
   Total Convertible Bond (Identified Cost, $183,418) ...........  $    160,568
                                                                   ------------
Preferred Stock -- 0.5%
                                                         Shares
CSC Holdings, Inc., 11.125%, (Media) *
  (Identified Cost, $136,250) ....................          1,637  $    173,522
                                                                   ------------
Rights
Maxcom Telecomunicatione,
  (Telecommunications),
  (Identified Cost, $0) ..........................             95  $         12
                                                                   ------------
Put Options Purchased -- 0.4%
                                                     Principal Amount
                                                       of Contracts
Issuer/Expiration Month/Price                         (000 Omitted)
Euro/June/0.94 ...................................       $  1,571  $     52,267
Japanese Yen/January/130  ........................          4,805            --
Japanese Yen/January/109.5 .......................        165,636        59,298
Japanese Yen/March/114 ...........................        172,443        22,762
                                                                   ------------
   Total Put Options Purchased
    (Premiums Paid, $64,992) ....................................      $134,327
                                                                   ------------
                                                    Principal Amount
Issuer                                                (000 Omitted)     Value
Short-Term Obligations -- 10.3%
Bank of America, due 1/02/01 .....................       $    184  $    184,000
Federal Home Loan Bank, due 1/02/01 ..............          3,096     3,095,506
Goldman Sachs Group LP, due 1/09/01 ..............            142       141,793
                                                                   ------------
   Total Short-Term Obligations, at Amortized Cost ..............  $  3,421,299
                                                                   ------------
   Total Investments (Identified Cost, $34,292,939) .............  $ 33,251,436
                                                                   ------------
Put Options Written -- (0.2)%
                                                    Principal Amount
                                                      of Contracts
Description/Expiration Month/Strike Price             (000 Omitted)
Japanese Yen/September/105.50
   Total Put Options Written
    (Premiums Received, $35,774) .................    JPY(165.636) $    (59,298)
                                                                   ------------
Call Options Written
Australian Dollars/May/0.554 .....................    AUD    (348) $     (9,583)
Euro/June/0.86 ...................................    EUR  (1,438) $     (6,533)
                                                                   ------------
   Total Call Options Written
    (Premiums Received, $34,754) ................................  $    (16,116)
                                                                   ------------
Other Assets,
  Less Liabilities -- 0.4%                                              147,213
                                                                   ------------
   Net Assets -- 100.0% .........................................  $ 33,323,235
                                                                   ============

           See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:

*     Non-income producing security.
**    Non-income producing security-in default.
##    SEC Rule 144A restriction.
+     Restricted security.
++    Security valued by or at the direction of the Trustees.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars               GRD = Greek Drachma
BRL = Brazilian Real                   JPY = Japanese Yen
CAD = Canadian Dollars                 MXN = Mexican Pesos
DEM = German Marks                     NZD = New Zealand Dollars
DKK = Danish Kroner                    SEK = Swedish Kronor
EUR = Euro                             VEB = Venezuelan Bolivars
GBP = British Pounds


36-SIS

MFS/Sun Life Series Trust
Statement of Assets and Liabilities -- December 31, 2000

                                                                                                        Emerging           Global
                                                                                                        Markets            Asset
Assets:                                                                                Bond             Equity           Allocation
  Investments --                                                                      Series            Series            Series
                                                                                    ------------      ------------      ------------
    Unaffiliated issuers, at cost .............................................     $ 73,963,553      $ 39,838,544      $108,500,130
    Repurchase agreements at identified cost and value ........................               --           256,000         4,417,000
    Unrealized appreciation (depreciation) ....................................        1,030,829        (4,029,043)        2,504,575
                                                                                    ------------      ------------      ------------
      Total investments, at value .............................................     $ 74,994,382      $ 36,065,501      $115,421,705
  Investments of cash collateral for securities loaned,
    at identified cost and value ..............................................               --         5,688,966         3,866,261
  Cash ........................................................................           13,955           136,077           164,963
  Foreign currency, at value (identified cost, $--, $210,623, $347,
    $--, and $--, respectively) ...............................................               --           208,116               382
  Net receivable for forward foreign currency exchange
    contracts to purchase .....................................................               --                --           126,907
  Receivable for investments sold .............................................          218,433           188,672           352,083
  Receivable for series shares sold ...........................................          128,893            16,004             6,962
  Interest and dividends receivable ...........................................          925,288            43,576         1,423,234
  Other assets ................................................................               74               262             1,593
                                                                                    ------------      ------------      ------------
    Total assets ..............................................................     $ 76,281,025      $ 42,347,174      $121,364,090
                                                                                    ============      ============      ============
Liabilities:
  Payable for options purchased ...............................................     $         --      $         --      $         --
  Net payable for forward foreign currency exchange
    contracts to sell .........................................................               --                --           120,653
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements ............................               --                --         1,290,297
  Payable for daily variation margin on open futures contracts ................               --                --            17,840
  Payable for investments purchased ...........................................          285,105           260,449           215,073
  Payable for series shares reacquired ........................................            7,848             5,313            48,439
  Collateral for securities loaned, at value ..................................               --         5,688,966         3,866,261
  Written options outstanding, at value (premiums
    received $--, $--, $362,056, $139,688, and $17,162, respectively) .........               --                --           331,218
  Payable to affiliates--
    Management fee ............................................................            3,731             3,697             7,118
  Accrued expenses and other liabilities ......................................           22,982            44,010            56,175
                                                                                    ------------      ------------      ------------
    Total liabilities .........................................................     $    319,666      $  6,002,435      $  5,953,074
                                                                                    ------------      ------------      ------------
Net assets ....................................................................     $ 75,961,359      $ 36,344,739      $115,411,016
                                                                                    ============      ============      ============
Net assets consist of:
  Paid-in capital .............................................................     $ 72,682,591      $ 44,302,424      $ 99,639,274
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies ...............        1,030,829        (4,032,726)        1,686,679
  Accumulated undistributed net realized gain (loss) on investments and
    foreign currency transactions .............................................       (1,859,412)       (3,906,548)        8,662,374
  Accumulated undistributed net investment income (loss) ......................        4,107,351           (18,501)        5,422,689
                                                                                    ------------      ------------      ------------
      Total ...................................................................     $ 75,961,359      $ 36,344,739      $115,411,016
                                                                                    ============      ============      ============
   Shares of beneficial interest outstanding ..................................      6,960,275         4,119,104         7,713,360
                                                                                     =========         =========         =========
Net asset value, offering price and redemption price per share
(net assets / shares of beneficial interest outstanding) ......................        $10.91            $8.82             $14.96
                                                                                       ======            =====             ======

                                                                                       Global            Global
Assets:                                                                              Governments      Total Return
  Investments --                                                                       Series            Series
                                                                                     -----------      ------------
    Unaffiliated issuers, at cost ..............................................     $48,994,114      $ 93,688,026
    Repurchase agreements at identified cost and value .........................      11,424,000           622,000
    Unrealized appreciation (depreciation) .....................................         379,515         6,875,854
                                                                                     -----------      ------------
        Total investments, at value ............................................     $60,797,629      $101,185,880
  Investments of cash collateral for securities loaned,
    at identified cost and value ...............................................              --         3,551,360
  Cash .........................................................................          13,888             7,343
  Foreign currency, at value (identified cost, $--, $210,623, $347,
    $--, and $--, respectively) ................................................              --                --
  Net receivable for forward foreign currency exchange
    contracts to purchase ......................................................          17,347             1,387
  Receivable for investments sold ..............................................              --           173,697
  Receivable for series shares sold ............................................           4,243            11,636
  Interest and dividends receivable ............................................         911,738           820,385
  Other assets .................................................................           1,384               472
                                                                                     -----------      ------------
      Total assets .............................................................     $61,746,229      $105,752,160
                                                                                     ===========      ============

Liabilities:
  Payable for options purchased ................................................     $        --      $     32,244
  Net payable for forward foreign currency exchange
    contracts to sell ..........................................................          54,193           172,514
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements .............................         109,940            40,931
  Payable for daily variation margin on open futures contracts .................              --                --
  Payable for investments purchased ............................................              --           151,434
  Payable for series shares reacquired .........................................          22,911            47,363
  Collateral for securities loaned, at value ...................................              --         3,551,360
  Written options outstanding, at value (premiums
    received $--, $--, $362,056, $139,688, and $17,162, respectively) ..........          59,561             4,288
  Payable to affiliates--
    Management fee .............................................................           3,757             6,251
  Accrued expenses and other liabilities .......................................          54,822            54,174
                                                                                     -----------      ------------
      Total liabilities ........................................................     $   305,184      $  4,060,559
                                                                                     -----------      ------------
Net assets .....................................................................     $61,441,045      $101,691,601
                                                                                     ===========      ============
Net assets consist of:
  Paid-in capital ..............................................................     $65,426,640      $ 85,205,949
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies ................         335,789         6,683,475
  Accumulated undistributed net realized gain (loss) on investments and
    foreign currency transactions ..............................................      (4,183,931)        5,881,613
  Accumulated undistributed net investment income (loss) .......................        (137,453)        3,920,564
                                                                                     -----------      ------------
      Total ....................................................................     $61,441,045      $101,691,601
                                                                                     ===========      ============

  Shares of beneficial interest outstanding ....................................      6,172,192        6,460,026
                                                                                      =========        =========
Net asset value, offering price and redemption price per share
  (net assets / shares of beneficial interest outstanding) .....................        $9.95            $15.74
                                                                                        =====            ======

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 2000 -- continued

                                                                                                       International
                                                                         Government         High        Growth and
Assets:                                                                  Securities        Yield          Income
  Investments --                                                           Series          Series         Series
                                                                        ------------    ------------    -----------
    Unaffiliated issuers, at identified cost ........................   $543,486,163    $354,410,046    $74,454,660
    Repurchase agreements at identified cost and value ..............     10,270,000      38,265,000      4,722,000
    Unrealized appreciation (depreciation) ..........................      9,636,837     (65,151,411)     5,825,952
                                                                        ------------    ------------    -----------
       Total investments, at value ..................................   $563,393,000    $327,523,635    $85,002,612
  Investments of cash collateral for securities loaned,
    at identified cost and value ....................................             --              --      7,605,822
  Cash ..............................................................          1,713         743,176         13,366
  Foreign currency, at value (identified cost $--, $--, $138,841,
    $--, and $1,601, respectively) ..................................             --              --        131,264
  Net receivable for forward foreign currency exchange
    contracts to purchase ...........................................             --              --             --
  Receivable for investments sold ...................................      3,201,022         165,785             --
  Receivable for series shares sold .................................     11,840,002          39,637         30,849
  Interest and dividends receivable .................................      6,207,622       7,254,461        114,397
  Other assets ......................................................          5,536           3,765            338
                                                                        ------------    ------------    -----------
      Total assets ..................................................   $584,648,895    $335,730,459    $92,898,648
                                                                        ============    ============    ===========
Liabilities:
  Payable to custodian ..............................................   $         --    $         --    $        --
  Net payable for forward foreign currency exchange contracts to sell             --              --             --
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements ..................             --          97,870             --
  Payable for investments purchased .................................     14,085,083         762,278      2,269,618
  Payable for series shares reacquired ..............................      3,462,690       1,728,503         25,793
  Collateral for securities loaned, at value ........................             --              --      7,605,822
  Written options outstanding, at value (premiums received
    $--, $--, $--, $--, and $70,528, respectively) ..................             --              --             --
  Payable to affiliates--
    Management fee ..................................................         25,250          20,623          6,620
  Accrued expenses and other liabilities ............................         67,725          78,899         48,948
                                                                        ------------    ------------    -----------
      Total liabilities .............................................   $ 17,640,748    $  2,688,173    $ 9,956,801
                                                                        ------------    ------------    -----------
Net assets ..........................................................   $567,008,147    $333,042,286    $82,941,847
                                                                        ============    ============    ===========
Net assets consist of:
  Paid-in capital ...................................................   $536,439,263    $385,552,687    $68,640,295
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies .....      9,636,837     (65,247,830)     5,814,164
  Accumulated undistributed net realized gain (loss) on investments
    and foreign currency transactions ...............................    (12,942,843)    (21,505,350)     7,003,404
  Accumulated undistributed net investment income ...................     33,874,890      34,242,779      1,483,984
                                                                        ------------    ------------    -----------
      Total .........................................................   $567,008,147    $333,042,286    $82,941,847
                                                                        ============    ============    ===========

   Shares of beneficial interest outstanding ........................    43,252,252      43,660,978      6,304,595
                                                                         ==========      ==========      =========
Net asset value, offering price and redemption price per share
(net assets / shares of beneficial interest outstanding) ............      $13.11          $7.63          $13.16
                                                                           ======          =====          ======

                                                                            Money       Strategic
Assets:                                                                    Market        Income
  Investments --                                                           Series        Series
                                                                        ------------   -----------
    Unaffiliated issuers, at identified cost ........................   $446,170,814   $34,292,939
    Repurchase agreements at identified cost and value ..............             --            --
    Unrealized appreciation (depreciation) ..........................             --    (1,041,503)
                                                                        ------------   -----------
      Total investments, at value ...................................   $446,170,814   $33,251,436
  Investments of cash collateral for securities loaned,
    at identified cost and value ....................................             --            --
  Cash ..............................................................         12,376            --
  Foreign currency, at value (identified cost $--, $--, $138,841,
    $--, and $1,601, respectively) ..................................             --         1,470
  Net receivable for forward foreign currency exchange
    contracts to purchase ...........................................             --       131,694
  Receivable for investments sold ...................................             --        38,497
  Receivable for series shares sold .................................     31,446,305         7,703
  Interest and dividends receivable .................................            126       580,719
  Other assets ......................................................         36,257           173
                                                                        ------------   -----------
      Total assets ..................................................   $477,665,878   $34,011,692
                                                                        ============   ===========
Liabilities:
  Payable to custodian ..............................................   $         --   $    34,789
  Net payable for forward foreign currency exchange contracts to sell             --        34,041
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements ..................             --        59,199
  Payable for investments purchased .................................             --       456,734
  Payable for series shares reacquired ..............................      1,218,762         3,361
  Collateral for securities loaned, at value ........................             --            --
  Written options outstanding, at value (premiums received
    $--, $--, $--, $--, and $70,528, respectively) ..................             --        75,414
  Payable to affiliates--
    Management fee ..................................................         18,224         2,046
  Accrued expenses and other liabilities ............................         58,490        22,873
                                                                        ------------   -----------
      Total liabilities .............................................   $  1,295,476   $   688,457
                                                                        ------------   -----------
Net assets ..........................................................   $476,370,402   $33,323,235
                                                                        ============   ===========
Net assets consist of:
  Paid-in capital ...................................................   $476,370,402   $32,905,405
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies .....             --    (1,006,038)
  Accumulated undistributed net realized gain (loss) on investments
    and foreign currency transactions ...............................             --       107,093
  Accumulated undistributed net investment income ...................             --     1,316,775
                                                                        ------------   -----------
Total ...............................................................   $476,370,402   $33,323,235
                                                                        ============   ===========
   Shares of beneficial interest outstanding ........................    476,370,402    3,299,758
                                                                         ===========    =========
Net asset value, offering price and redemption price per share
(net assets / shares of beneficial interest outstanding) ..........        $1.00         $10.10
                                                                           =====         ======

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statement of Operations -- Year Ended December 31, 2000

                                                                                  Emerging        Global
Net investment income (loss):                                                      Markets         Asset
                                                                     Bond          Equity        Allocation
 Income --                                                          Series         Series          Series
                                                                  ----------    ------------    ------------
   Interest ...................................................   $4,525,148    $     89,599    $  3,553,376
   Income on securities loaned ................................           --          37,529          18,690
   Dividends ..................................................           --         479,706       1,177,347
   Foreign taxes withheld .....................................           --         (34,365)        (72,974)
                                                                  ----------    ------------    ------------
      Total investment income .................................   $4,525,148    $    572,469    $  4,676,439
                                                                  ----------    ------------    ------------

 Expenses --
   Management fee .............................................   $  361,564    $    501,652    $    921,943
   Trustees' compensation .....................................        1,209             889           2,914
   Administrative fee .........................................        8,308           5,798          17,656
   Custodian fee ..............................................       30,094          70,571          91,512
   Printing ...................................................        7,522           9,635          15,243
   Auditing fees ..............................................       17,446          33,042          38,685
   Legal fees .................................................        1,863             803           1,201
   Miscellaneous ..............................................        1,718           5,882           6,112
                                                                  ----------    ------------    ------------
      Total expenses ..........................................   $  429,724    $    628,272    $  1,095,266
   Fees paid indirectly .......................................       (8,700)         (9,270)         (6,921)
                                                                  ----------    ------------    ------------
      Net expenses ............................................   $  421,024    $    619,002    $  1,088,345
                                                                  ----------    ------------    ------------
        Net investment income (loss) ..........................   $4,104,124    $    (46,533)   $  3,588,094
                                                                  ----------    ------------    ------------

Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
   Investment transactions ....................................   $ (761,897)   $     50,777    $  7,194,238
   Written option transactions ................................           --              --         781,069
   Futures contracts ..........................................           --              --      (1,935,016)
   Foreign currency transactions ..............................           --         (78,845)      4,767,767
                                                                  ----------    ------------    ------------
   Net realized gain (loss) on investments and foreign currency
      transactions ............................................   $ (761,897)   $    (28,068)   $ 10,808,058
                                                                  ----------    ------------    ------------
 Change in unrealized appreciation (depreciation) --
   Investments ................................................   $2,850,884    $(10,450,364)   $(16,771,324)
   Written options ............................................           --              --         (85,338)
   Futures contracts ..........................................           --              --       1,156,910
   Translation of assets and liabilities in foreign currencies            --         (11,220)     (1,473,911)
                                                                  ----------    ------------    ------------
      Net unrealized gain (loss) on investments and foreign
        currency translation ..................................   $2,850,884    $(10,461,584)   $(17,173,663)
                                                                  ----------    ------------    ------------
      Net realized and unrealized gain (loss) on investments
        and foreign currency ..................................   $2,088,987    $(10,489,652)   $ (6,365,605)
                                                                  ----------    ------------    ------------
        Increase (decrease) in net assets from operations .....   $6,193,111    $(10,536,185)   $ (2,777,512)
                                                                  ==========    ============    ============


Net investment income (loss):                                       Global          Global
                                                                  Governments    Total Return
 Income --                                                           Series         Series
                                                                  -----------    -----------
   Interest ...................................................   $ 3,900,483    $ 2,381,931
   Income on securities loaned ................................            --         11,397
   Dividends ..................................................            --      1,791,086
   Foreign taxes withheld .....................................            --        (84,313)
                                                                  -----------    -----------
      Total investment income .................................   $ 3,900,483    $ 4,100,101
                                                                  -----------    -----------

 Expenses --
   Management fee .............................................   $   486,786    $   766,622
   Trustees' compensation .....................................         1,730          2,484
   Administrative fee .........................................         9,320         14,596
   Custodian fee ..............................................        49,212         84,600
   Printing ...................................................        18,697         16,244
   Auditing fees ..............................................        39,500         36,364
   Legal fees .................................................         1,567          1,725
   Miscellaneous ..............................................         1,137          2,441
                                                                  -----------    -----------
      Total expenses ..........................................   $   607,949    $   925,076
   Fees paid indirectly .......................................        (6,678)        (6,433)
                                                                  -----------    -----------
      Net expenses ............................................   $   601,271    $   918,643
                                                                  -----------    -----------
      Net investment income (loss) ............................   $ 3,299,212    $ 3,181,458
                                                                  -----------    -----------

Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
   Investment transactions ....................................   $(4,187,291)   $ 5,338,887
   Written option transactions ................................       720,058         42,459
   Futures contracts ..........................................            --             --
   Foreign currency transactions ..............................    (2,643,868)     1,440,689
                                                                  -----------    -----------
   Net realized gain (loss) on investments and foreign currency
      transactions ............................................   $(6,111,101)   $ 6,822,035
                                                                  -----------    -----------
 Change in unrealized appreciation (depreciation) --
   Investments ................................................   $ 3,621,186    $(7,513,475)
   Written options ............................................      (173,409)       (14,978)
   Futures contracts ..........................................            --             --
   Translation of assets and liabilities in foreign currencies       (222,628)      (271,300)
                                                                  -----------    -----------
      Net unrealized gain (loss) on investments and foreign
        currency translation ..................................   $ 3,225,149    $(7,799,753)
                                                                  -----------    -----------
      Net realized and unrealized gain (loss) on investments
        and foreign currency ..................................   $(2,885,952)   $  (977,718)
                                                                  -----------    -----------
        Increase (decrease) in net assets from operations .....   $   413,260    $ 2,203,740
                                                                  ===========    ===========

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statement of Operations -- Year Ended December 31, 2000 -- continued

                                                                                                                International
Net investment income:                                                           Government        High           Growth and
                                                                                 Securities        Yield            Income
 Income --                                                                         Series          Series           Series
                                                                                 -----------    ------------    ------------
  Interest ...................................................................   $36,987,681    $ 36,502,290    $    287,902
  Income on securities loaned ................................................            --              --          21,253
  Dividends ..................................................................            --         374,916       2,350,905
  Foreign taxes withheld .....................................................            --              --        (126,024)
                                                                                 -----------    ------------    ------------
   Total investment income ...................................................   $36,987,681    $ 36,877,206    $  2,534,036
                                                                                 -----------    ------------    ------------
 Expenses --
  Management fee .............................................................   $ 2,885,430    $  2,578,091    $    824,351
  Trustees' compensation .....................................................        11,927           8,284           1,967
  Administrative fee .........................................................        74,096          49,401          12,110
  Custodian fee ..............................................................       159,551         110,212         128,190
  Printing ...................................................................        54,746          52,329          13,734
  Auditing fees ..............................................................        32,800          36,800          33,131
  Legal fees .................................................................           862           2,279           1,873
  Miscellaneous ..............................................................           367           6,456           2,527
                                                                                 -----------    ------------    ------------
   Total expenses ............................................................   $ 3,219,779    $  2,843,852    $  1,017,883
  Fees paid indirectly .......................................................       (15,266)        (21,998)         (2,159)
                                                                                 -----------    ------------    ------------
   Net expenses ..............................................................   $ 3,204,513    $  2,821,854    $  1,015,724
                                                                                 -----------    ------------    ------------
    Net investment income ....................................................   $33,783,168    $ 34,055,352    $  1,518,312
                                                                                 -----------    ------------    ------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ....................................................   $(2,945,354)   $ (6,645,691)   $  7,487,978
  Written option transactions ................................................            --              --              --
  Foreign currency transactions ..............................................            --         246,878         (28,664)
                                                                                 -----------    ------------    ------------
  Net realized gain (loss) on investments and foreign currency transactions ..   $(2,945,354)   $ (6,398,813)   $  7,459,314
                                                                                 -----------    ------------    ------------
 Change in unrealized appreciation (depreciation) --
  Investments ................................................................   $29,733,729    $(50,488,044)   $(10,629,329)
  Written options ............................................................            --              --              --
  Translation of assets and liabilities in foreign currencies ................            --        (110,836)         (7,694)
                                                                                 -----------    ------------    ------------
   Net unrealized loss on investments and foreign currency translation .......   $29,733,729    $(50,598,880)   $(10,637,023)
                                                                                 -----------    ------------    ------------
   Net realized and unrealized gain (loss) on investments and foreign currency   $26,788,375    $(56,997,693)   $ (3,177,709)
                                                                                 -----------    ------------    ------------
    Increase (decrease) in net assets from operations ........................   $60,571,543    $(22,942,341)   $ (1,659,397)
                                                                                 ===========    ============    ============


Net investment income:                                                              Money       Strategic
                                                                                    Market        Income
 Income --                                                                          Series        Series
                                                                                 -----------    ----------
  Interest ...................................................................   $27,511,121    $2,147,518
  Income on securities loaned ................................................            --            --
  Dividends ..................................................................            --            --
  Foreign taxes withheld .....................................................            --            --
                                                                                 -----------    ----------
   Total investment income ...................................................   $27,511,121    $2,147,518
                                                                                 -----------    ----------
 Expenses --
  Management fee .............................................................   $ 2,175,562    $  182,776
  Trustees' compensation .....................................................        11,727           453
  Administrative fee .........................................................        61,491         3,332
  Custodian fee ..............................................................       146,911        21,446
  Printing ...................................................................        51,188         4,228
  Auditing fees ..............................................................        18,800        15,196
  Legal fees .................................................................         1,223         1,783
  Miscellaneous ..............................................................        45,713         7,973
                                                                                 -----------    ----------
   Total expenses ............................................................   $ 2,512,615    $  237,187
  Fees paid indirectly .......................................................        (7,828)       (4,241)
                                                                                 -----------    ----------
   Net expenses ..............................................................   $ 2,504,787    $  232,946
                                                                                 -----------    ----------
    Net investment income ....................................................   $25,006,334    $1,914,572
                                                                                 -----------    ----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ....................................................   $        --    $ (245,385)
  Written option transactions ................................................            --       112,623
  Foreign currency transactions ..............................................            --      (263,580)
                                                                                 -----------    ----------
  Net realized gain (loss) on investments and foreign currency transactions ..   $        --    $ (396,342)
                                                                                 -----------    ----------
 Change in unrealized appreciation (depreciation) --
  Investments ................................................................   $        --    $ (674,804)
  Written options ............................................................            --       (19,496)
  Translation of assets and liabilities in foreign currencies ................            --        36,254
                                                                                 -----------    ----------
   Net unrealized loss on investments and foreign currency translation .......   $        --    $ (658,046)
                                                                                 -----------    ----------
   Net realized and unrealized gain (loss) on investments and foreign currency   $        --    $(1,054,388)
                                                                                 -----------    ----------
    Increase (decrease) in net assets from operations ........................   $25,006,334    $   860,184
                                                                                 ===========    ===========

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statement of Changes in Net Assets -- Year Ended December 31, 2000

                                                                                               Emerging         Global
Increase (decrease) in net assets:                                                              Markets          Asset
                                                                                 Bond           Equity        Allocation
From operations --                                                              Series          Series          Series
                                                                              -----------    ------------    ------------
 Net investment income (loss) .............................................   $ 4,104,124    $    (46,533)   $  3,588,094
 Net realized gain (loss) on investments and foreign currency transactions       (761,897)        (28,068)     10,808,058
 Net unrealized gain (loss) on investments and foreign currency translation     2,850,884     (10,461,584)    (17,173,663)
                                                                              -----------    ------------    ------------
   Increase (decrease) in net assets from operations ......................   $ 6,193,111    $(10,536,185)   $ (2,777,511)
                                                                              -----------    ------------    ------------
Distributions declared to shareholders --
 From net investment income ...............................................   $(2,377,758)   $     (4,883)   $ (5,541,581)
 From net realized gain on investments and foreign currency transactions ..            --              --        (959,983)
 From paid-in capital .....................................................            --              --              --
                                                                              -----------    ------------    ------------
   Total distributions declared to shareholders ...........................   $(2,377,758)   $     (4,883)   $ (6,501,564)
                                                                              -----------    ------------    ------------
Net increase (decrease) in net assets from series share transactions ......   $20,004,597    $  8,746,891    $   (383,592)
                                                                              -----------    ------------    ------------
   Total increase (decrease) in net assets ................................   $23,819,950    $ (1,794,177)   $ (9,662,667)
Net assets --
 At beginning of period ...................................................    52,141,409      38,138,916     125,073,683
                                                                              -----------    ------------    ------------
 At end of period .........................................................   $75,961,359    $ 36,344,739    $115,411,016
                                                                              ===========    ============    ============
Accumulated undistributed net investment income (loss)
 included in net assets at end of period ..................................   $ 4,107,351    $    (18,501)   $  5,422,689
                                                                              ===========    ============    ============


Increase (decrease) in net assets:                                               Global          Global
                                                                               Governments    Total Return
From operations --                                                               Series          Series
                                                                              ------------    ------------
 Net investment income (loss) .............................................   $  3,299,212    $  3,181,458
 Net realized gain (loss) on investments and foreign currency transactions      (6,111,101)      6,822,035
 Net unrealized gain (loss) on investments and foreign currency translation      3,225,149      (7,799,753)
                                                                              ------------    ------------
   Increase (decrease) in net assets from operations ......................   $    413,260    $  2,203,740
                                                                              ------------    ------------
Distributions declared to shareholders --
 From net investment income ...............................................   $ (2,702,078)   $ (2,238,156)
 From net realized gain on investments and foreign currency transactions ..             --      (5,382,594)
 From paid-in capital .....................................................         (6,979)             --
                                                                              ------------    ------------
   Total distributions declared to shareholders ...........................   $ (2,709,057)   $ (7,620,750)
                                                                              ------------    ------------
Net increase (decrease) in net assets from series share transactions ......   $(10,581,269)   $      9,210
                                                                              ------------    ------------
   Total increase (decrease) in net assets ................................   $(12,877,066)   $ (5,407,800)
Net assets --
 At beginning of period ...................................................     74,318,111     107,099,401
                                                                              ------------    ------------
 At end of period .........................................................   $ 61,441,045    $101,691,601
                                                                              ============    ============
Accumulated undistributed net investment income (loss)
 included in net assets at end of period ..................................   $   (137,453)   $  3,920,564
                                                                              ============    ============

                                                                                                              International
Increase (decrease) in net assets:                                             Government          High        Growth and
                                                                               Securities          Yield         Income
From operations--                                                                Series           Series         Series
                                                                              ------------    ------------    ------------
 Net investment income ....................................................   $ 33,783,168    $ 34,055,352    $  1,518,312
 Net realized gain (loss) on investments and foreign currency transactions      (2,945,354)     (6,398,813)      7,459,314
 Net unrealized loss on investments and foreign currency translation ......     29,733,729     (50,598,880)    (10,637,023)
                                                                              ------------    ------------    ------------
   Increase (decrease) in net assets from operations ......................   $ 60,571,543    $(22,942,341)   $ (1,659,397)
                                                                              ------------    ------------    ------------
Distributions declared to shareholders --
 From net investment income ...............................................   $(31,085,513)   $(31,322,565)   $   (678,424)
 From net realized gain on investments and foreign currency transactions ..             --              --      (7,796,721)
                                                                              ------------    ------------    ------------
   Total distributions declared to shareholders ...........................   $(31,085,513)   $(31,322,565)   $ (8,475,145)
                                                                              ------------    ------------    ------------
Net increase (decrease) in net assets from series share transactions ......   $ 26,762,199    $ 32,207,204    $  8,507,841
                                                                              ------------    ------------    ------------
   Total increase (decrease) in net assets ................................   $ 56,248,229    $(22,057,702)   $ (1,626,701)
Net assets:
 At beginning of period ...................................................    510,759,918     355,099,988      84,568,548
                                                                              ------------    ------------    ------------
 At end of period .........................................................   $567,008,147    $333,042,286    $ 82,941,847
                                                                              ============    ============    ============
Accumulated undistributed net investment income included in
 net assets at end of period ..............................................   $ 33,874,890    $ 34,242,779    $  1,483,984
                                                                              ============    ============    ============


Increase (decrease) in net assets:                                                Money         Strategic
                                                                                 Market          Income
From operations --                                                               Series          Series
                                                                              ------------    -----------
 Net investment income ....................................................   $ 25,006,334    $ 1,914,572
 Net realized gain (loss) on investments and foreign currency transactions              --       (396,342)
 Net unrealized loss on investments and foreign currency translation ......             --       (658,046)
                                                                              ------------    -----------
   Increase (decrease) in net assets from operations ......................   $ 25,006,334    $   860,184
                                                                              ------------    -----------
Distributions declared to shareholders --
 From net investment income ...............................................   $(25,006,334)   $  (906,553)
 From net realized gain on investments and foreign currency transactions ..             --             --
                                                                              ------------    -----------
   Total distributions declared to shareholders ...........................   $(25,006,334)   $  (906,553)
                                                                              ------------    -----------
Net increase (decrease) in net assets from series share transactions ......   $(25,543,823)   $13,686,630
                                                                              ------------    -----------
   Total increase (decrease) in net assets ................................   $(25,543,823)   $13,640,261
Net assets:
 At beginning of period ...................................................    501,914,225     19,682,974
                                                                              ------------    -----------
 At end of period .........................................................   $476,370,402    $33,323,235
                                                                              ============    ===========
Accumulated undistributed net investment income included in
 net assets at end of period ..............................................   $         --    $ 1,316,775
                                                                              ============    ===========

See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1999

                                                                                        Emerging         Global
Increase (decrease) in net assets:                                                      Markets           Asset
                                                                          Bond           Equity        Allocation
From operations --                                                       Series          Series          Series
                                                                       -----------    -----------    ------------
 Net investment income .............................................   $ 2,379,650    $   106,264    $  2,903,569
 Net realized gain (loss) on investments and foreign currency
  transactions .....................................................    (1,091,324)       589,178       6,106,437
 Net unrealized gain (loss) on investments and foreign currency
  translation ......................................................    (1,871,146)    10,583,863      11,117,144
                                                                       -----------    -----------    ------------
   Increase (decrease) in net assets from operations ...............   $  (582,820)   $11,279,305    $ 20,127,150
                                                                       -----------    -----------    ------------
Distributions declared to shareholders --
 From net investment income ........................................   $  (290,409)   $        --    $ (6,365,955)
 From net realized gain on investments and foreign currency
  transactions .....................................................      (165,561)            --        (224,968)
 In excess of net realized gain on investments and foreign currency
  transactions .....................................................          (214)            --              --
                                                                       -----------    -----------    ------------
   Total distributions declared to shareholders ....................   $  (456,184)   $        --    $ (6,590,923)
                                                                       -----------    -----------    ------------
Net increase (decrease) in net assets from series share transactions   $33,585,650    $ 9,740,763    $(15,103,155)
                                                                       -----------    -----------    ------------
      Total increase (decrease) in net assets ......................   $32,546,646    $21,020,068    $ (1,566,928)
Net assets --
 At beginning of period ............................................    19,594,763     17,118,848     126,640,611
                                                                       -----------    -----------    ------------
 At end of period ..................................................   $52,141,409    $38,138,916    $125,073,683
                                                                       ===========    ===========    ============
Accumulated undistributed net investment income (loss)
 included in net assets at end of period ...........................   $ 2,374,228    $   (63,975)   $  5,451,428
                                                                       ===========    ===========    ============


Increase (decrease) in net assets:                                         Global          Global
                                                                        Governments     Total Return
From operations --                                                         Series          Series
                                                                       ------------    ------------
 Net investment income .............................................   $  3,967,205    $  2,503,096
 Net realized gain (loss) on investments and foreign currency
  transactions .....................................................     (1,468,326)      5,637,563
 Net unrealized gain (loss) on investments and foreign currency
  translation ......................................................     (7,522,969)        270,819
                                                                       ------------    ------------
   Increase (decrease) in net assets from operations ...............   $ (5,024,090)   $  8,411,478
                                                                       ------------    ------------
Distributions declared to shareholders --
 From net investment income ........................................   $ (7,831,468)   $ (3,142,302)
 From net realized gain on investments and foreign currency
  transactions .....................................................     (2,592,542)     (4,453,265)
 In excess of net realized gain on investments and foreign currency
  transactions .....................................................           (477)             --
                                                                       ------------    ------------
   Total distributions declared to shareholders ....................   $(10,424,487)   $ (7,595,567)
                                                                       ------------    ------------
Net increase (decrease) in net assets from series share transactions   $ (9,453,319)   $  6,328,108
                                                                       ------------    ------------
      Total increase (decrease) in net assets ......................   $(24,901,896)   $  7,144,019
Net assets --
 At beginning of period ............................................     99,220,007      99,955,382
                                                                       ------------    ------------
 At end of period ..................................................   $ 74,318,111    $107,099,401
                                                                       ============    ============
Accumulated undistributed net investment income (loss)
 included in net assets at end of period ...........................   $  2,613,183    $  2,090,094
                                                                       ============    ============

                                                                                                        International
Increase (decrease) in net assets:                                       Government         High          Growth and
                                                                         Securities         Yield           Income
From operations --                                                         Series          Series           Series
                                                                        ------------    ------------    -----------
 Net investment income ..............................................   $ 31,129,958    $ 31,228,390    $   717,911
 Net realized gain (loss) on investments and foreign currency
  transactions ......................................................     (2,949,200)     (6,020,248)     7,300,440
 Net unrealized gain (loss) on investments and foreign currency
  translation .......................................................    (37,685,474)     (2,256,030)     5,259,241
                                                                        ------------    ------------    -----------
  Increase in net assets from operations ............................   $ (9,504,716)   $ 22,952,112    $13,277,592
                                                                        ------------    ------------    -----------
Distributions declared to shareholders --
 From net investment income .........................................   $(24,646,040)   $(28,064,079)   $  (524,003)
 From net realized gain on investments and foreign currency
  transactions ......................................................             --              --     (1,761,981)
 In excess of net realized gain on investments and foreign currency
  transactions ......................................................             --              --             --
                                                                        ------------    ------------    -----------
  Total distributions declared to shareholders ......................   $(24,646,040)   $(28,064,079)   $(2,285,984)
                                                                        ------------    ------------    -----------
 Net increase (decrease) in net assets from series share transactions   $ 87,436,686    $ 33,979,598    $(1,833,468)
                                                                        ------------    ------------    -----------
  Total increase (decrease) in net assets ...........................   $ 53,285,930    $ 28,867,631    $ 9,158,140
Net assets:
 At beginning of period .............................................    457,473,988     326,232,357     75,410,408
                                                                        ------------    ------------    -----------
 At end of period ...................................................   $510,759,918    $355,099,988    $84,568,548
                                                                        ============    ============    ===========
Accumulated undistributed net investment income included in
 net assets at end of period ........................................   $ 31,084,768    $ 31,248,311    $   672,760
                                                                        ============    ============    ===========


Increase (decrease) in net assets:                                         Money         Strategic
                                                                           Market          Income
From operations --                                                         Series          Series
                                                                        ------------    -----------
 Net investment income ..............................................   $ 22,202,815    $   932,763
 Net realized gain (loss) on investments and foreign currency
  transactions ......................................................             --        (29,207)
 Net unrealized gain (loss) on investments and foreign currency
  translation .......................................................             --       (295,114)
                                                                        ------------    -----------
  Increase in net assets from operations ............................   $ 22,202,815    $   608,442
                                                                        ------------    -----------
Distributions declared to shareholders --
 From net investment income .........................................   $(22,202,815)   $  (163,605)
 From net realized gain on investments and foreign currency
  transactions ......................................................             --        (45,806)
 In excess of net realized gain on investments and foreign currency
  transactions ......................................................             --        (62,512)
                                                                        ------------    -----------
  Total distributions declared to shareholders ......................   $(22,202,815)   $  (271,923)
                                                                        ------------    -----------
 Net increase (decrease) in net assets from series share transactions   $ 36,369,299    $11,566,026
                                                                        ------------    -----------
  Total increase (decrease) in net assets ...........................   $ 36,369,299    $11,902,545
Net assets:
 At beginning of period .............................................    465,544,926      7,780,429
                                                                        ------------    -----------
 At end of period ...................................................   $501,914,225    $19,682,974
                                                                        ============    ===========
Accumulated undistributed net investment income included in
 net assets at end of period ........................................   $         --    $   887,036
                                                                        ============    ===========

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights

                                                                                                 Bond Series
                                                                           ---------------------------------------------------------
                                                                              Year Ended         Year Ended        Period Ended
                                                                           December 31, 2000  December 31, 1999  December 31, 1998**
                                                                           -----------------  -----------------  -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..................................       $10.3556           $10.6897           $10.0000***
                                                                                --------           --------           --------
Income from investment operations# --
  Net investment income(ss) .............................................       $ 0.7129           $ 0.6694           $ 0.3306
  Net realized and unrealized gain (loss) on investments
   and foreign currency .................................................         0.3021            (0.8527)            0.3591
                                                                                --------           --------           --------
      Total from investment operations ..................................       $ 1.0150           $(0.1833)          $ 0.6897
                                                                                --------           --------           --------
Less distributions declared to shareholders --
  From net investment income ............................................       $(0.4570)          $(0.0960)          $     --
  From net realized gain on investments and
    foreign currency transactions .......................................             --            (0.0547)                --
  In excess of net realized gain on investments and
    foreign currency transactions .......................................             --            (0.0001)                --
                                                                                --------           --------           --------
      Total distributions declared to shareholders ......................       $(0.4570)          $(0.1508)          $     --
                                                                                --------           --------           --------
Net asset value--end of period ..........................................       $10.9136           $10.3556           $10.6897
                                                                                ========           ========           ========
Total return+++ .........................................................         10.18%             (1.69)%             6.90%++
Ratios (to average net assets)/Supplemental data(ss):
  Expenses## ............................................................          0.72%              0.72%              1.03%+
  Net investment income .................................................          6.85%              6.37%              4.88%+
Portfolio turnover ......................................................           252%               267%               161%
Net assets at end of period (000 Omitted) ...............................       $ 75,961           $ 52,141           $ 19,595

(ss) The investment adviser voluntarily waived a portion of its fee for the Bond Series for the period indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

Net investment income ......................................................                                          $ 0.3282
Ratios (to average net assets):
 Expenses## ................................................................                                             1.07%+
 Net investment income .....................................................                                             4.84%+

                                                                           Emerging Markets Equity Series
                                                       -------------------------------------------------------------------
                                                                   Year Ended December 31,
                                                       ---------------------------------------------      Period Ended
                                                         2000         1999        1998        1997     December 31, 1996*
                                                       -------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period .............   $11.4210     $ 7.4902    $11.0359     $10.0013     $10.0000***
                                                       --------     --------    --------     --------     --------
Income from investment operations# --
 Net investment income (loss)(ss) ..................   $(0.0123)    $ 0.0395    $ 0.0934     $ 0.1638     $ 0.0706
 Net realized and unrealized gain (loss) on
  investments and foreign currency .................    (2.5839)      3.8913     (3.2974)      0.8773      (0.0693)
                                                       --------     --------    --------     --------     --------
   Total from investment operations ................   $(2.5962)    $ 3.9308    $(3.2040)    $ 1.0411     $ 0.0013
                                                       --------     --------    --------     --------     --------
Less distributions declared to shareholders --
 From net investment income ........................   $(0.0013)    $     --    $(0.1362)    $(0.0065)    $     --
 From net realized gain on investments and
  foreign currency transactions ....................         --           --     (0.0967)          --           --
 In excess of net realized gain on investments
  and foreign currency transactions ................         --           --     (0.0517)          --           --
 From paid-in capital ..............................         --           --     (0.0571)          --           --
                                                       --------     --------    --------     --------     --------
   Total distributions declared to shareholders ....   $(0.0013)    $     --    $(0.3417)    $(0.0065)    $     --
                                                       --------     --------    --------     --------     --------
Net asset value -- end of period ...................   $ 8.8235     $11.4210    $ 7.4902     $11.0359     $10.0013
                                                       ========     ========    ========     ========     ========
Total return+++ ....................................    (22.76)%      52.47%    (29.98)%       10.46%        0.00%++
Ratios (to average net assets)/Supplemental data(ss):
 Expenses## ........................................      1.57%        1.60%       1.59%        1.07%        1.55%+
 Net investment income .............................     (0.12)%       0.44%       1.03%        1.38%        0.77%+
Portfolio turnover .................................       149%         137%         92%          69%           4%
Net assets at end of period (000 Omitted) ..........   $ 36,345     $ 38,139    $ 17,119     $ 24,181     $  3,271

(ss) The investment adviser voluntarily waived a portion of its fee for the Emerging Markets Equity Series for certain of the periods indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

Net investment income (loss) .......................                                         $ 0.1552     $(0.0975)
Ratios (to average net assets):
 Expenses## ........................................                                            1.55%        3.38%+
 Net investment income (loss) ......................                                            0.90%      (1.12)%+

+     Annualized.
++    Not annualized.
* For the period from the commencement of the series' investment operations, June 5, 1996, through December 31, 1996.
** For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
***   Net asset value on date of commencement of operations.
#     Per share data are based on average shares outstanding.
##    Ratios do not reflect reductions from certain expense offset arrangements.
+++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                     Global Asset Allocation Series
                                                       ------------------------------------------------------------
                                                                         Year Ended December 31,
                                                       ------------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                       --------     --------     --------     --------     --------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period .............   $16.1889     $14.4449     $14.5377     $13.7794     $12.2250
                                                       --------     --------     --------     --------     --------
Income from investment operations# --
 Net investment income(ss) .........................   $ 0.4595     $ 0.3522     $ 0.4686     $ 0.4412     $ 0.3731
 Net realized and unrealized gain on investments and
  foreign currency .................................    (0.8312)      2.2004       0.5338       1.0178       1.5563
                                                       --------     --------     --------     --------     --------
   Total from investment operations ................   $(0.3717)    $ 2.5526     $ 1.0024     $ 1.4590     $ 1.9294
                                                       --------     --------     --------     --------     --------
 Less distributions declared to shareholders --
 From net investment income ........................   $(0.7285)    $(0.7810)    $(0.4975)    $(0.2242)    $(0.1300)
 From net realized gain on investments and foreign
  currency transactions ............................    (0.1262)     (0.0276)     (0.5977)     (0.4765)     (0.2450)
                                                       --------     --------     --------     --------     --------
   Total distributions declared to shareholders ....   $(0.8547)    $(0.8086)    $(1.0952)    $(0.7007)    $(0.3750)
                                                       --------     --------     --------     --------     --------
Net asset value -- end of period ...................   $14.9625     $16.1889     $14.4449     $14.5377     $13.7794
                                                       ========     ========     ========     ========     ========
Total return++ .....................................    (2.31)%       18.48%        6.60%       10.87%       16.04%
Ratios (to average net assets)/Supplemental data(ss):
 Expenses## ........................................      0.90%        0.89%        0.90%        0.92%        0.94%
 Net investment income .............................      2.93%        2.44%        3.21%        3.06%        2.84%
Portfolio turnover .................................       144%         180%         163%         162%         154%
Net assets at end of period (000 Omitted) ..........   $115,411     $125,074     $126,641     $122,912     $ 77,016

(ss) The investment adviser voluntarily waived a portion of its fee for the Global Asset Allocation Series for the period indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

                                                                   Global Governments Series
                                                     ---------------------------------------------------------
                                                                    Year Ended December 31,
                                                     ---------------------------------------------------------
                                                       2000        1999        1998        1997         1996
                                                     --------    --------    --------    --------     --------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ...........   $10.2660    $12.2271    $10.7247    $11.2582     $12.4866
                                                     --------    --------    --------    --------     --------
Income from investment operations# --
 Net investment income ...........................   $ 0.4975    $ 0.5001    $ 0.5302    $ 0.5770     $ 0.6882
 Net realized and unrealized gain (loss) on
  investments and foreign currency ...............    (0.3930)    (1.1105)     1.1118     (0.6754)     (0.2081)
                                                     --------    --------    --------    --------     --------
   Total from investment operations ..............   $ 0.1045    $(0.6104)   $ 1.6420    $(0.0984)    $ 0.4801
                                                     --------    --------    --------    --------     --------
Less distributions declared to shareholders --
 From net investment income ......................   $(0.4149)   $(1.0140)   $(0.1396)   $(0.3742)    $(1.7085)
 From net realized gain on investments and foreign
  currency transactions ..........................         --     (0.3366)         --     (0.0548)          --
 In excess of net realized gain on investments and
  foreign currency transactions ..................         --     (0.0001)         --     (0.0061)          --
 From paid-in capital ............................    (0.0011)         --          --          --           --
                                                     --------    --------    --------    --------     --------
   Total distributions declared to shareholders ..   $(0.4160)   $(1.3507)   $(0.1396)   $(0.4351)    $(1.7085)
                                                     --------    --------    --------    --------     --------
Net asset value -- end of period .................   $ 9.9545    $10.2660    $12.2271    $10.7247     $11.2582
                                                     ========    ========    ========    ========     ========
Total return++ ...................................      1.22%     (5.18)%      15.46%     (0.76)%        4.66%
Ratios (to average net assets)/Supplemental data:
 Expenses## ......................................      0.94%       0.90%       0.88%       0.91%        0.90%
 Net investment income ...........................      5.11%       4.55%       4.75%       5.43%        6.00%
Portfolio turnover ...............................       131%        176%        315%        344%         390%
Net assets at end of period (000 Omitted) ........   $ 61,441    $ 74,318    $ 99,220    $110,386     $141,764

#     Per share data are based on average shares outstanding.
##    Ratios do not reflect reductions from certain expense offset arrangements.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                    Global Total Return Series
                                                     ------------------------------------------------------------
                                                                      Year Ended December 31,
                                                     ------------------------------------------------------------
                                                       2000         1999         1998         1997         1996
                                                     --------     --------     --------     --------     --------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ...........   $16.6459     $16.6060     $14.6971     $13.2657     $11.8346
                                                     --------     --------     --------     --------     --------
Income from investment operations# --
 Net investment income ...........................   $ 0.4953     $ 0.3916     $ 0.3813     $ 0.3979     $ 0.4131
 Net realized and unrealized gain (loss) on
  investments and foreign currency ...............    (0.1550)      0.8992       2.2629       1.3759       1.2480
                                                     --------     --------     --------     --------     --------
   Total from investment operations ..............   $ 0.3403     $ 1.2908     $ 2.6442     $ 1.7738     $ 1.6611
                                                     --------     --------     --------     --------     --------
Less distributions declared to shareholders--
 From net investment income ......................   $(0.3655)    $(0.5175)    $(0.3201)    $(0.1756)    $(0.2300)
 From net realized gain on investments and foreign
  currency transactions ..........................    (0.8790)     (0.7334)     (0.4152)     (0.1668)          --
                                                     --------     --------     --------     --------     --------
  Total distributions declared to shareholders ...   $(1.2445)    $(1.2509)    $(0.7353)    $(0.3424)    $(0.2300)
                                                     --------     --------     --------     --------     --------
Net asset value -- end of period .................   $15.7417     $16.6459     $16.6060     $14.6971     $13.2657
                                                     ========     ========     ========     ========     ========
Total return++ ...................................      2.28%        8.43%       18.37%       13.61%       14.33%
Ratios (to average net assets)/Supplemental data:
 Expenses## ......................................      0.91%        0.89%        0.93%        1.04%        0.96%
 Net investment income ...........................      3.13%        2.48%        2.44%        2.85%        3.33%
Portfolio turnover ...............................        86%         116%         141%         171%         148%
Net assets at end of period (000 Omitted) ........   $101,692     $107,099     $ 99,955     $ 71,823     $ 37,638

                                                                   Government Securities Series
                                                    ------------------------------------------------------------
                                                                      Year Ended December 31,
                                                    ------------------------------------------------------------
                                                      2000         1999         1998         1997         1996
                                                    --------     --------     --------     --------     --------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..........   $12.4770     $13.3946     $13.0406     $12.8672     $13.3900
                                                    --------     --------     --------     --------     --------
Income from investment operations# --
 Net investment income ..........................   $ 0.8099     $ 0.8074     $ 0.7663     $ 0.8109     $ 0.8445
 Net realized and unrealized gain (loss) on
  investments and foreign currency ..............     0.6155      (1.0618)      0.3211       0.2490      (0.6620)
                                                    --------     --------     --------     --------     --------
  Total from investment operations ..............   $ 1.4254     $(0.2544)    $ 1.0874     $ 1.0599     $ 0.1825
                                                    --------     --------     --------     --------     --------
Less distributions declared to shareholders from
 net investment income ..........................   $(0.7931)    $(0.6632)    $(0.7334)    $(0.8865)    $(0.7053)
                                                    --------     --------     --------     --------     --------
Net asset value -- end of period ................   $13.1093     $12.4770     $13.3946     $13.0406     $12.8672
                                                    ========     ========     ========     ========     ========
Total return++ ..................................      12.11%       (1.88)%       8.70%        8.72%        1.65%
Ratios (to average net assets)/Supplemental data:
 Expenses## .....................................       0.62%        0.61%        0.62%        0.63%        0.63%
 Net investment income ..........................       6.47%        6.30%        5.82%        6.38%        6.60%
Portfolio turnover ..............................         70%          83%         107%         182%          57%
Net assets at end of period (000 Omitted) .......   $567,008     $510,760     $457,474     $387,732     $383,107

#     Per share data are based on average shares outstanding.
##    Ratios do not reflect reductions from certain expense offset arrangements.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                         High Yield Series
                                                    ------------------------------------------------------------
                                                                      Year Ended December 31,
                                                    ------------------------------------------------------------
                                                      2000         1999         1998         1997         1996
                                                    --------     --------     --------     --------     --------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..........   $ 9.0162     $ 9.1635     $ 9.7108     $ 9.2131     $ 8.9222
                                                    --------     --------     --------     --------     --------
Income from investment operations# --
 Net investment income ..........................   $ 0.8377     $ 0.8314     $ 0.8380     $ 0.8206     $ 0.8012
 Net realized and unrealized gain (loss) on
  investments and foreign currency ..............    (1.3897)     (0.2067)     (0.7526)      0.3319       0.2131
                                                    --------     --------     --------     --------     --------
   Total from investment operations .............   $(0.5520)    $ 0.6247     $ 0.0854     $ 1.1525     $ 1.0143
                                                    --------     --------     --------     --------     --------
Less distributions declared to shareholders from
 net investment income ..........................   $(0.8363)    $(0.7720)    $(0.6327)    $(0.6548)    $(0.7234)
                                                    --------     --------     --------     --------     --------
Net asset value -- end of period ................   $ 7.6279     $ 9.0162     $ 9.1635     $ 9.7108     $ 9.2131
                                                    ========     ========     ========     ========     ========
Total return++ ..................................      (6.79)%       6.92%        0.58%       13.24%       12.12%
Ratios (to average net assets)/Supplemental data:
 Expenses## .....................................       0.83%        0.83%        0.82%        0.84%        0.84%
 Net investment income ..........................       9.96%        9.10%        8.78%        8.70%        9.01%
Portfolio turnover ..............................         56%          86%         135%         130%          88%
Net assets at end of period (000 Omitted) .......   $333,042     $355,100     $326,232     $275,207     $196,498

                                                                  International Growth and Income Series
                                                       ------------------------------------------------------------
                                                                         Year Ended December 31,
                                                       ------------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                       --------     --------     --------     --------     --------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period .............   $14.9736     $13.1854     $11.1722     $10.6247     $10.1282
                                                       --------     --------     --------     --------     --------
Income from investment operations# --
 Net investment income(ss) .........................   $ 0.2491     $ 0.1236     $ 0.0983     $ 0.1356     $ 0.2326
 Net realized and unrealized gain (loss) on
  investments and foreign currency .................    (0.5854)      2.0769       2.3104       0.5497       0.2639
                                                       --------     --------     --------     --------     --------
   Total from investment operations ................   $(0.3363)    $ 2.2005     $ 2.4087     $ 0.6853     $ 0.4965
                                                       --------     --------     --------     --------     --------
Less distributions declared to shareholders --
 From net investment income ........................   $(0.1186)    $(0.0945)    $(0.1160)    $(0.1124)    $     --
 From net realized gain on investments and foreign
  currency transactions ............................    (1.3630)     (0.3178)     (0.2795)     (0.0254)          --
                                                       --------     --------     --------     --------     --------
   Total distributions declared to shareholders ....   $(1.4816)    $(0.4123)    $(0.3955)    $(0.1378)    $     --
                                                       --------     --------     --------     --------     --------
Net asset value -- end of period ...................   $13.1557     $14.9736     $13.1854     $11.1722     $10.6247
                                                       ========     ========     ========     ========     ========
Total return++ .....................................      (2.33)%      17.20%       21.68%        6.53%        4.84%
Ratios (to average net assets)/Supplemental data(ss):
 Expenses## ........................................       1.21%        1.16%        1.16%        1.22%        0.97%
 Net investment income .............................       1.81%        0.96%        0.79%        1.24%        2.21%
Portfolio turnover .................................         80%         103%          54%         194%          51%
Net assets at end of period (000 Omitted) ..........   $ 82,942     $ 84,569     $ 75,410     $ 51,368     $ 35,710

(ss) The investment adviser voluntarily waived a portion of its fee for the International Growth and Income Series for certain of the periods indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

Net investment income                                                                                      $ 0.2101
 Ratios (to average net assets):
 Expenses## ........................................                                                           1.16%
Net investment income ..............................                                                           2.02%

#     Per share data are based on average shares outstanding.
##    Ratios do not reflect reductions from certain expense offset arrangements.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                        Money Market Series
                                                    ------------------------------------------------------------
                                                                      Year Ended December 31,
                                                    ------------------------------------------------------------
                                                      2000         1999         1998         1997         1996
                                                    --------     --------     --------     --------     --------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..........   $  1.000     $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000
                                                    --------     --------     --------     --------     --------
Income from investment operations# --
 Net investment income ..........................   $ 0.0579     $ 0.0457     $ 0.0494     $ 0.0495     $ 0.0483
                                                    --------     --------     --------     --------     --------
Less distributions declared to shareholders from
 net investment income ..........................   $(0.0579)    $(0.0457)    $(0.0494)    $(0.0495)    $(0.0483)
                                                    --------     --------     --------     --------     --------
Net asset value -- end of period ................   $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000
                                                    ========     ========     ========     ========     ========
Total return++ ..................................       5.95%        4.66%        5.02%        5.06%        4.95%
Ratios (to average net assets)/Supplemental data:
 Expenses## .....................................       0.58%        0.57%        0.56%        0.57%        0.56%
 Net investment income ..........................       5.76%        4.57%        4.94%        4.94%        4.82%
Net assets at end of period (000 Omitted) .......   $476,370     $501,914     $465,545     $340,060     $409,165

                                                                  Strategic Income Series
                                                      ----------------------------------------------
                                                      Year Ended December 31,
                                                      ------------------------      Period Ended
                                                         2000           1999      December 31, 1998*
                                                       --------       --------    ------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period .............   $10.2537       $10.0439       $10.0000**
                                                       --------       --------       --------
Income from investment operations# --
 Net investment income(ss) .........................   $ 0.7859       $ 0.6998       $ 0.4206
 Net realized and unrealized loss on investments
  and foreign currency .............................    (0.5074)       (0.2490)       (0.3767)
                                                       --------       --------       --------
   Total from investment operations ................   $ 0.2785       $ 0.4508       $ 0.0439
                                                       --------       --------       --------
Less distributions declared to shareholders --
 From net investment income ........................   $(0.4335)      $(0.1450)      $     --
 From net realized gain on investments and foreign
  currency transactions ............................         --        (0.0406)            --
 In excess of net realized gain on investments and
  foreign currency transactions ....................         --        (0.0554)            --
                                                       --------       --------       --------
   Total distributions declared to shareholders ....   $(0.4335)      $(0.2410)      $     --
                                                       --------       --------       --------
Net asset value -- end of period ...................   $10.0987       $10.2537       $10.0439
                                                       ========       ========       ========
Total return+++ ....................................       2.87%          4.61%          0.40%++
Ratios (to average net assets)/Supplemental data(ss):
 Expenses## ........................................       0.98%          1.08%          1.29%+
 Net investment income .............................       7.90%          6.90%          6.52%+
Portfolio turnover .................................        107%           150%           182%
Net assets at end of period (000 Omitted) ..........   $ 33,323       $ 19,683       $  7,780

(ss) The investment adviser voluntarily waived a portion of its fee for the Strategic Income Series for the period indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

Net investment income                                                                $ 0.4122
Ratios (to average net assets):
 Expenses## ........................................                                    1.42%+
 Net investment income .............................                                    6.41%+

+     Annualized.
++    Not annualized.
* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
**    Net asset value on date of commencement of operations.
#     Per share data are based on average shares outstanding.
##    Ratios do not reflect reductions from certain expense offset arrangements.
+++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Notes to Financial Statements

(1) Business and Organization

The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-nine separate series (the series) of shares: Bond Series*, Capital Appreciation Series, Capital Opportunities Series, Emerging Growth Series, Emerging Markets Equity Series*, Equity Income Series, Global Asset Allocation Series*, Global Governments Series*, Global Growth Series, Global Telecommunications Series, Global Total Return Series*, Government Securities Series*, High Yield Series*, International Growth Series, International Growth and Income Series*, Managed Sectors Series, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Money Market Series*, New Discovery Series, Research Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series*, Technology Series, Total Return Series and Utilities Series. The Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Strategic Income Series, and Utilities Series are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain series of the trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The trust's use of amortized cost is subject to the trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts and options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over- the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - Certain series of the trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such series require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Certain series of the trust, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - Certain series of the trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Futures Contracts - Certain series of the trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the series. The series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the series' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned and the collateral on these loans were as follows:

                                                                                                               International
                                                             Emerging Market   Global Asset      Global Total    Growth and
                                                              Equity Series  Allocation Series  Return Series  Income Series
-----------------------------------------------------------------------------------------------------------------------------
Value of Securities Loaned...............................      $5,493,877       $3,742,359        $3,428,529     $7,290,884
Collateralized by:
   Cash..................................................      $5,688,966       $3,866,261        $3,551,360     $7,605,822

Cash collateral listed above was invested in the following short-term obligations:

                                                              Emerging Market Equity Series  Global Asset Allocation Series
                                                              -----------------------------  ------------------------------
                                                                              Amortized                      Amortized
                                                                              Cost and                       Cost and
Issuer                                                            Shares        Value           Shares         Value
-----------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio.............        5,688,966   $5,688,966        3,866,261    $3,866,261

                                                               Global Total Return Series  International Growth and Income Series
                                                               --------------------------  --------------------------------------
                                                                              Amortized                         Amortized
                                                                              Cost and                          Cost and
Issuer                                                            Shares        Value               Share         Value
---------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio.............        3,172,105  $3,172,105             7,605,822    $7,605,822
AIM S.T. Investments.....................................          379,255  $  379,255

Forward Foreign Currency Exchange Contracts - Certain series of the trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Certain series of the trust use the effective interest method for reporting interest income on payment-in-kind
(PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Each series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, each series will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the series' did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the series'. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. During the period, the series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                                                     Emerging     Global Asset      Global
                                                                   Market Equity   Allocation     Government   Global Total
                                                      Bond Series     Series         Series         Series     Return Series
                                                      -----------  -------------  ------------    ----------   -------------
Balance Credits...................................       $8,700        $9,270         $6,855         $6,678        $6,069
Directed Brokerage Credits........................       $   --        $   --         $   66         $   --        $  364
                                                         ------        ------         ------         ------        ------
Total.............................................       $8,700        $9,270         $6,921         $6,678        $6,433

                                                      Government                  International
                                                      Securities    High Yield     Growth and    Money Market    Strategic
                                                        Series        Series      Income Series     Series     Income Series
                                                      ----------    ----------    -------------  ------------  -------------
Balance Credits...................................       $15,266       $21,998       $2,159         $7,828        $4,241
                                                         -------       -------       ------         ------        ------
Total.............................................       $15,266       $21,998       $2,159         $7,828        $4,241

Tax Matters and Distributions - Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Realized gain is reported net of any foreign capital gains tax in the Statements of Operations.

During the year ended December 31, 2000, the following amounts were reclassified due to permanent differences between book and tax accounting for mortgage-backed securities and currency transactions. These changes had no effect on the net assets or net asset value per share.

                                                       Emerging     Global Asset      Global
                                                     Market Equity   Allocation     Government   Global Total
                                        Bond Series     Series         Series         Series     Return Series
                                        -----------  -------------  ------------    ----------   -------------
Increase (decrease):
Paid-in capital ......................   $      --    $(208,226)     $      --     $  (930,290)   $      --
Accumulated undistributed net
   realized gain (loss) on investments
   and foreign currency transactions .      (6,757)     111,336      (1,924,749)     4,271,081     (887,168)
Accumulated undistributed net
   investment income (loss) ..........       6,757       96,890       1,924,749     (3,340,791)     887,168

                                         Government                 International
                                         Securities    High Yield    Growth and      Strategic
                                           Series        Series     Income Series  Income Series
                                         ----------    ----------   -------------  -------------
Increase (decrease):
Paid-in capital ......................   $      --     $   5,804     $      --      $      --
Accumulated undistributed net
   realized gain (loss) on investments
   and foreign currency transactions .     (92,467)     (267,485)       28,664        578,280
Accumulated undistributed net
   investment income (loss) ..........      92,467       261,681       (28,664)      (578,280)

At December 31, 2000, the following series, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                     Total
                                   Carryover     2001       2002         2003         2004         2005         2006
                                ---------------------------------------------------------------------------------------
Bond Series ...................   $ 1,783,852   $   --   $       --   $       --   $       --   $       --   $       --
Emerging Market Equity Series .     3,540,987       --           --           --           --           --    3,540,987
Global Government Series ......     4,125,248       --           --           --           --           --           --
Government Securities Series ..    12,942,843       --    2,746,862       78,697    1,721,078    2,450,444           --
High Yield Series .............    20,259,110       --      701,562    2,157,902           --           --    5,630,168
Money Market Series ...........           671       --          141           --          530           --           --


                                     2007         2008
----------------------------------------------------------
Bond Series ...................   $  888,249   $  895,603
Emerging Market Equity Series .           --           --
Global Government Series ......    2,327,152    1,798,096
Government Securities Series ..    2,706,925    3,238,837
High Yield Series .............    6,145,967    6,623,511
Money Market Series ...........           --           --

(3) Transactions with Affiliates

Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreements also provide that certain series will be reimbursed for operating expenses and other expenses in excess of the expense limitation indicated below, calculated based on the average daily net assets of the series for the fiscal year. Management fees and expense limitations, respectively, are as follows:

                                                                                                           Total
                                                                                    Management            Expense
                                                                                        Fee             Limitations
-------------------------------------------------------------------------------------------------------------------
Bond Series..............................................................               0.60%               N/A
Emerging Markets Equity Series...........................................               1.25%               N/A
Global Asset Allocation Series...........................................               0.75%*              N/A
Global Governments Series................................................               0.75%*             1.25%
Global Total Return Series...............................................               0.75%*              N/A
Government Securities Series.............................................               0.55%              1.25%
High Yield Series........................................................               0.75%              1.25%
International Growth and Income Series...................................               0.975%*             N/A
Money Market Series......................................................               0.50%              0.60%
Strategic Income Series..................................................               0.75%               N/A

* The management fee for the Global Asset Allocation Series, Global Governments Series, and Global Total Return Series is 0.75% of the first $300 million of average daily net assets of each of the series and 0.675% of the average daily net assets of each series in excess of $300 million. The management fee for the International Growth and Income Series is reduced to 0.925% of the average daily net assets in excess of $500 million.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the series from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the series are officers or directors of MFS or Sun Life Assurance Company of Canada.

Administrator - Each series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

First $2 billion...................................... 0.0175%
Next $2.5 billion..................................... 0.0130%
Next $2.5 billion..................................... 0.0005%
In excess of $7 billion .............................. 0.0000%

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                           Emerging     Global Asset      Global
                                                                            Market       Allocation     Government     Global Total
                                                           Bond Series   Equity Series     Series         Series       Return Series
------------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities............................     $97,750,053    $        --    $ 30,394,976   $39,176,149    $37,133,727
                                                           ===========    ===========    ============   ===========    ===========
Investments (non-U.S. government securities)..........     $62,900,061    $64,753,020    $131,386,541   $25,519,419    $47,760,330
                                                           ===========    ===========    ============   ===========    ===========

Sales
U.S. government securities............................     $82,924,059    $        --    $ 28,761,031   $46,722,868    $30,532,192
                                                           ===========    ===========    ============   ===========    ===========
Investments (non-U.S. government securities)..........     $62,034,271    $56,227,709    $131,534,631   $27,509,220    $54,157,717
                                                           ===========    ===========    ============   ===========    ===========

                                                                           Government                    International     Strategic
                                                                           Securities     High Yield      Growth and        Income
                                                                             Series         Series       Income Series      Series
------------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities............................................     $393,115,729   $         --    $        --    $17,827,798
                                                                           ============   ============    ===========    ===========
Investments (non-U.S. government securities)..........................     $  2,852,628   $175,858,142    $67,096,051    $19,883,889
                                                                           ============   ============    ===========    ===========

Sales
U.S. government securities............................................     $347,487,473   $         --    $        --    $ 9,699,376
                                                                           ============   ============    ===========    ===========
Investments (non-U.S. government securities)..........................     $ 10,270,237   $178,930,078    $65,148,604    $11,442,678
                                                                           ============   ============    ===========    ===========

Purchases and sales of investments for Money Market Series which consist solely of short-term obligations, amounted to $17,853,260,000 and $17,911,089,000, respectively, excluding repurchase agreements.

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                                              Emerging     Global Asset       Global
                                                               Market       Allocation      Government    Global Total
                                              Bond Series   Equity Series     Series          Series      Return Series
-----------------------------------------------------------------------------------------------------------------------
Aggregate cost ...........................   $74,039,112    $40,478,513    $113,657,272    $60,689,306    $94,365,519
                                             ===========    ===========    ============    ===========    ===========
Gross unrealized appreciation ............   $ 2,010,827    $ 2,137,805    $ 11,447,373    $ 1,716,540    $11,886,438
                                             ===========    ===========    ============    ===========    ===========
Gross unrealized depreciation ............   $(1,055,557)   $(6,550,817)   $ (9,682,940)   $(1,608,217)   $(5,066,077)
                                             ===========    ===========    ============    ===========    ===========
Net unrealized appreciation (depreciation)   $   955,270    $(4,413,012)   $  1,764,433    $   108,323    $ 6,820,361
                                             ===========    ===========    ============    ===========    ===========

                                             Government                     International
                                             Securities      High Yield      Growth and         Money        Strategic
                                               Series          Series       Income Series   Market Series  Income Series
------------------------------------------------------------------------------------------------------------------------
Aggregate cost ...........................   $553,756,163    $392,675,046    $79,555,911    $446,170,814   $34,292,939
                                             ============    ============    ===========    ============   ===========
Gross unrealized appreciation ............   $ 14,184,556    $  4,838,094    $10,783,457    $         --   $   717,213
                                             ============    ============    ===========    ============   ===========
Gross unrealized depreciation ............   $ (4,547,719)   $(69,989,505)   $(5,336,756)   $         --   $(1,758,716)
                                             ============    ============    ===========    ============   ===========
Net unrealized appreciation (depreciation)   $  9,636,837    $(65,151,411)   $ 5,446,701    $         --   $(1,041,503)
                                             ============    ============    ===========    ============   ===========

(5) Shares of Beneficial Interest

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                                          Bond Series
                                                                   ---------------------------------------------------------
                                                                          Year Ended                       Year Ended
                                                                       December 31, 2000                December 31, 1999
                                                                   --------------------------       ------------------------
                                                                     Shares         Amount           Shares          Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................      3,010,433    $ 31,448,200       4,076,452    $42,704,401
Shares issued to shareholders in reinvestment of distributions        240,907       2,377,758          43,529        456,184
Shares reacquired ............................................     (1,326,147)    (13,821,361)       (917,951)    (9,574,935)
                                                                    ---------    ------------       ---------    -----------
  Net increase ...............................................      1,925,193    $ 20,004,597       3,202,030    $33,585,650
                                                                    =========    ============       =========    ===========

                                                                                   Emerging Market Equity Series
                                                                   -----------------------------------------------------------
                                                                           Year Ended                       Year Ended
                                                                        December 31, 2000                December 31, 1999
                                                                   --------------------------      ---------------------------
                                                                     Shares         Amount           Shares          Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................      2,617,789    $ 28,640,373       2,571,338    $ 23,808,271
Shares issued to shareholders in reinvestment of distributions            480           4,883              --              --
Shares reacquired ............................................     (1,838,522)    (19,898,365)     (1,517,462)    (14,067,508)
                                                                   ----------    ------------      ----------    ------------
  Net increase ...............................................        779,747    $  8,746,891       1,053,876    $  9,740,763
                                                                   ==========    ============      ==========    ============

                                                                                  Global Asset Allocation Series
                                                                   ----------------------------------------------------------
                                                                           Year Ended                       Year Ended
                                                                        December 31, 2000                December 31, 1999
                                                                   --------------------------      --------------------------
                                                                     Shares         Amount           Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................        786,765    $ 12,277,359         563,283    $  8,244,781
Shares issued to shareholders in reinvestment of distributions        434,887       6,501,564         468,438       6,590,923
Shares reacquired ............................................     (1,234,191)    (19,162,515)     (2,072,999)    (29,938,859)
                                                                   ----------    ------------      ----------    ------------
  Net decrease ...............................................        (12,539)   $   (383,592)     (1,041,278)   $(15,103,155)
                                                                   ==========    ============      ==========    ============

                                                                                      Global Governments Series
                                                                   ----------------------------------------------------------
                                                                           Year Ended                       Year Ended
                                                                        December 31, 2000                December 31, 1999
                                                                   --------------------------      --------------------------
                                                                     Shares         Amount           Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................      1,095,954    $ 10,634,317         779,078    $  8,706,210
Shares issued to shareholders in reinvestment of distributions        291,297       2,709,337         988,124      10,424,487
Shares reacquired ............................................     (2,454,293)    (23,924,923)     (2,642,719)    (28,584,016)
                                                                   ----------    ------------      ----------    ------------
  Net decrease ...............................................     (1,067,042)   $(10,581,269)       (875,517)   $ (9,453,319)
                                                                   ==========    ============      ==========    ============

                                                                                      Global Total Return Series
                                                                   ----------------------------------------------------------
                                                                           Year Ended                       Year Ended
                                                                        December 31, 2000                December 31, 1999
                                                                   --------------------------      --------------------------
                                                                     Shares         Amount           Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................        620,667    $  9,774,587       1,042,248    $ 16,414,536
Shares issued to shareholders in reinvestment of distributions        501,695       7,620,750         495,794       7,595,567
Shares reacquired ............................................     (1,096,325)    (17,386,127)     (1,123,290)    (17,681,995)
                                                                   ----------    ------------      ----------    ------------
  Net increase ...............................................         26,037    $      9,210         414,752    $  6,328,108
                                                                   ==========    ============      ==========    ============

                                                                                    Government Securities Series
                                                                   --------------------------------------------------------------
                                                                            Year Ended                       Year Ended
                                                                         December 31, 2000                December 31, 1999
                                                                   ----------------------------      ----------------------------
                                                                     Shares         Amount             Shares          Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................      13,316,615    $ 166,872,071       14,835,504    $ 190,413,088
Shares issued to shareholders in reinvestment of distributions       2,636,600       31,085,513        1,962,264       24,646,040
Shares reacquired ............................................     (13,637,100)    (171,195,385)     (10,015,273)    (127,622,442)
                                                                   -----------    -------------      -----------    -------------
  Net increase ...............................................       2,316,115    $  26,762,199        6,782,495    $  87,436,686
                                                                   ===========    =============      ===========    =============

                                                                                           High Yield Series
                                                                   --------------------------------------------------------------
                                                                            Year Ended                       Year Ended
                                                                         December 31, 2000                December 31, 1999
                                                                   ----------------------------      ----------------------------
                                                                     Shares         Amount             Shares          Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................      14,576,210    $ 120,523,397       16,691,615    $ 152,336,515
Shares issued to shareholders in reinvestment of distributions       3,815,172       31,322,565        3,118,231       28,064,079
Shares reacquired ............................................     (14,115,238)    (119,638,758)     (16,026,334)    (146,420,996)
                                                                   -----------    -------------      -----------    -------------
  Net increase ...............................................       4,276,144    $  32,207,204        3,783,512    $  33,979,598
                                                                   ===========    =============      ===========    =============

                                                                                International Growth and Income Series
                                                                   --------------------------------------------------------------
                                                                            Year Ended                       Year Ended
                                                                         December 31, 2000                December 31, 1999
                                                                    --------------------------        ---------------------------
                                                                      Shares         Amount             Shares          Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................       3,865,954    $ 54,417,301         7,929,665    $ 102,719,640
Shares issued to shareholders in reinvestment of distributions         635,318       8,475,145           180,996        2,285,984
Shares reacquired ............................................      (3,844,523)    (54,384,605)       (8,182,035)    (106,839,092)
                                                                    ----------    ------------        ----------    -------------
  Net increase (decrease) ....................................         656,749    $  8,507,841           (71,374)   $  (1,833,468)
                                                                    ==========    ============        ==========    =============

                                                                                       Money Market Series
                                                                  ---------------------------------------------------------------
                                                                          Year Ended                       Year Ended
                                                                       December 31, 2000                December 31, 1999
                                                                  -----------------------------     -----------------------------
                                                                    Shares           Amount           Shares          Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................     765,404,348    $ 765,404,348      768,753,754    $ 768,753,754
Shares issued to shareholders in reinvestment of distributions      25,006,334       25,006,334       22,202,815       22,202,815
Shares reacquired ............................................    (815,954,505)    (815,954,505)    (754,587,270)    (754,587,270)
                                                                  ------------    -------------     ------------    -------------
  Net increase (decrease) ....................................     (25,543,823)   $ (25,543,823)      36,369,299    $  36,369,299
                                                                  ============    =============     ============    =============

                                                                                       Strategic Income Series
                                                                    ---------------------------------------------------------
                                                                            Year Ended                     Year Ended
                                                                         December 31, 2000              December 31, 1999
                                                                    -------------------------       -------------------------
                                                                      Shares         Amount           Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................      1,910,030    $ 19,080,049       1,368,577    $ 13,823,676
Shares issued to shareholders in reinvestment of distributions         94,139         906,553          26,738         271,923
Shares reacquired ............................................       (624,017)     (6,299,972)       (250,353)     (2,529,573)
                                                                    ---------    ------------       ---------    ------------
  Net increase ...............................................      1,380,152    $ 13,686,630       1,144,962    $ 11,566,026
                                                                    =========    ============       =========    ============

(6) Line of Credit

The trust and other affiliated series participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each series for the year ended December 31, 2000, was as follows:

                                                                  Commitment Fee
-------------------------------------------------------------------------------
Bond Series.......................................................    $  447
Emerging Market Equity Series.....................................       299
Global Asset Allocation Series....................................       651
Global Governments Series.........................................       286
Global Total Return Series........................................       741
Government Securities Series......................................     3,742
High Yield Series.................................................     2,621
International Growth and Income Series............................       290
Money Market Series...............................................     3,180
Strategic Income Series...........................................       190

Emerging Markets Equity Series interest expense incurred on the borrowings amounted to $3,515 for the year December 31, 2000. The average dollar amount of borrowings was $51,923 and the weighted average interest rate on these borrowings was 6.38%.

(7) Financial Instruments

Certain series of the trust trade financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions -- Global Asset Allocation Series

                                                 Number of
                                                 Contracts     Premiums
------------------------------------------------------------------------
Outstanding, beginning of period .........             4    $   225,163
Options written ..........................            36      2,253,187
Options terminated in closing transactions           (12)    (1,041,398)
Options exercised ........................           (14)      (524,045)
Options expired ..........................           (10)      (550,851)
                                                     ---    -----------
Outstanding, end of period ...............             4    $   362,056
                                                     ===    ===========

At December 31, 2000, the series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- Global Government Series

                                               Number of
                                               Contracts   Premiums
--------------------------------------------------------------------
Outstanding, beginning of period .........           5    $ 338,517
Options written ..........................          14      961,991
Options terminated in closing transactions         (10)    (987,574)
Options exercised ........................          (4)     (63,504)
Options expired ..........................          (3)    (109,742)
                                                   ---    ---------
Outstanding, end of period ...............           2    $ 139,688
                                                   ===    =========

At December 31, 2000, the series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- Global Total Return Series

                                               Number of
                                               Contracts  Premiums
-------------------------------------------------------------------
Outstanding, beginning of period .........          1    $ 30,494
Options written ..........................          4      61,755
Options terminated in closing transactions         (4)    (75,087)
                                                   --    --------
Outstanding, end of period ...............          1    $ 17,162
                                                   ==    ========

At December 31, 2000, the series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- Strategic Income Series

                                               Number of
                                               Contracts   Premiums
--------------------------------------------------------------------
Outstanding, beginning of period .........         4      $  28,454
Options written ..........................        30        363,429
Options terminated in closing transactions       (10)      (153,544)
Options exercised ........................       (13)       (82,162)
Options expired ..........................        (8)       (85,649)
                                                 ---      ---------
Outstanding, end of period ...............         3      $  70,528
                                                 ===      =========

At December 31, 2000, the series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                                    Net Unrealized
                                                                    Contracts to                       Contracts    Appreciation
Series                          Transaction    Settlement Date     Deliver/Receive  In Exchange For    at Value    (Depreciation)
----------------------------------------------------------------------------------------------------------------------------------
Global Asset Allocation Series  Sales          03/13/01   AUD          2,445,912     $ 1,322,211     $ 1,360,735     $ (38,524)
                                               06/05/01   BRL          3,821,255       1,939,724       1,902,214        37,510
                                               03/13/01   CHF          1,836,241       1,079,681       1,139,849       (60,168)
                                               03/13/01   DKK            547,438          64,480          69,086        (4,606)
                                               01/12/01   EUR            522,380         459,538         490,662       (31,124)
                                               03/13/01   JPY        209,299,343       1,888,506       1,851,788        36,718
                                               03/13/01   MXN          5,963,192         615,619         607,337         8,282
                                               03/13/01   SEK         22,628,827       2,338,849       2,409,366       (70,517)
                                               03/13/01   SGD          2,865,652       1,668,016       1,666,240         1,776
                                                                                     -----------     -----------     ---------
                                                                                     $11,376,624     $11,497,277     $(120,653)
                                                                                     ===========     ===========     =========

                             -----------------------------------------------------------------------------------------------------
                                Purchases       06/05/01  BRL          3,821,255     $ 1,903,964     $ 1,902,214     $  (1,750)
                                                03/13/01  EUR          3,852,856       3,416,482       3,627,907       211,425
                                                03/13/01  JPY        259,997,414       2,383,111       2,300,343       (82,768)
                                                                                     -----------     -----------     ---------
                                                                                     $ 7,703,557     $ 7,830,464     $ 126,907
                                                                                     ===========     ===========     =========

At December 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $1,252,991 with Deutsche Bank, $172,106 with CS First Boston and $65,243 with UBS and a net receivable of $200,043 with Merrill Lynch.

At December 31, 2000, the series had sufficient cash and/or securities to cover any commitments under these contracts.

                                                                                                                    Net Unrealized
                                                                    Contracts to                       Contracts    Appreciation
Series                          Transaction    Settlement Date     Deliver/Receive  In Exchange For    at Value    (Depreciation)
----------------------------------------------------------------------------------------------------------------------------------
Global Governments Series       Sales          06/05/01   BRL          1,289,741     $   654,691     $   642,031     $  12,660
                                               03/13/01   DKK          1,892,987         222,967         238,892       (15,925)
                                               03/13/01   GRD        254,291,000         657,677         703,107       (45,430)
                                               03/13/01   SEK          1,764,265         182,349         187,847        (5,498)
                                                                                     -----------     -----------     ---------
                                                                                     $ 1,717,684     $ 1,771,877     $ (54,193)
                                                                                     ===========     ===========     =========

                             -----------------------------------------------------------------------------------------------------
                                Purchases      03/13/01   AUD            104,532     $    56,508     $    58,154     $   1,646
                                               06/05/01   BRL          1,289,741         642,622         642,031          (591)
                                               03/13/01   CHF            497,201         292,346         308,638        16,292
                                                                                     -----------     -----------     ---------
                                                                                     $   991,476     $ 1,008,823     $  17,347
                                                                                     ===========     ===========     =========

At December 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $428,373 with Merrill Lynch and a net receivable of $306,235 with Deutsche Bank, $11,223 with UBS Warburg, and $975 with CS First Boston.

At December 31, 2000, the series had sufficient cash and/or securities to cover any commitments under these contracts.

                                                                                                                    Net Unrealized
                                                                    Contracts to                       Contracts    Appreciation
Series                          Transaction    Settlement Date     Deliver/Receive  In Exchange For    at Value    (Depreciation)
----------------------------------------------------------------------------------------------------------------------------------
Global Total Return Series      Sales          03/13/01   DKK         10,476,336     $ 1,233,962     $ 1,322,096     $ (88,134)
                                               03/13/01   GRD        375,306,757         970,663       1,037,713       (67,050)
                                               03/13/01   SEK          5,561,252         574,795         592,125       (17,330)
                                                                                     -----------     -----------     ---------
                                                                                     $ 2,779,420     $ 2,951,934     $(172,514)
                                                                                     ===========     ===========     =========

                             -----------------------------------------------------------------------------------------------------
                                Purchases      03/13/01   AUD             88,045     $    47,596     $    48,983     $   1,387
                                                                                     ===========     ===========     =========

At December 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $60,369 with Deutsche Bank, $5,933 with CS First Boston, and a net receivable of $25,371 with Merrill Lynch.

Series
--------------------------------------------------------------------------------
High Yield Series

At December 31, 2000, forward foreign currency sales under master netting agreements amounted to a net payable of $97,870 with Deutsche Bank.

At December 31, 2000, the series had sufficient cash and/or securities to cover any commitments under these contracts.

                                                                                                                    Net Unrealized
                                                                    Contracts to                       Contracts    Appreciation
Series                          Transaction    Settlement Date     Deliver/Receive  In Exchange For    at Value    (Depreciation)
----------------------------------------------------------------------------------------------------------------------------------
Strategic Income Series         Sales          03/13/01   AUD            146,758     $    79,335     $    81,646     $  (2,311)
                                               06/05/01   BRL            716,040         363,472         356,443         7,029
                                               03/13/00   DKK            588,295          69,293          74,242        (4,949)
                                               03/13/01   GRD        266,992,265         690,527         738,226       (47,699)
                                               03/13/01   JPY        43,627,975          399,889         386,000        13,889
                                                                                     -----------     -----------     ---------
                                                                                     $ 1,602,516     $ 1,636,557     $ (34,041)
                                                                                     ===========     ===========     =========

                             -----------------------------------------------------------------------------------------------------
                                Purchases      06/05/01   BRL            716,040     $   356,771     $   356,443     $    (328)
                                               03/13/01   CHF              5,577           3,279           3,462           183
                                               03/13/01   EUR          3,142,966       2,827,658       2,959,464       131,806
                                               03/13/01   SEK             10,896           1,126           1,159            33
                                                                                     -----------     -----------     ---------
                                                                                     $ 3,188,834     $ 3,320,528     $ 131,694
                                                                                     ===========     ===========     =========

At December 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $72,549 with Deutsche Bank and a net payable of $80,899 with Merrill Lynch, $46,984 with CS First Boston, and $3,865 with UBS Warburg.

At December 31, 2000, the series had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts -- Global Asset Allocation Series

                                                                                Unrealized
                                                                               Appreciation
Description                               Expiration   Contracts   Position   (Depreciation)
--------------------------------------------------------------------------------------------
Nikkei 225                                March 2001      100        Short      $(441,173)
FTSE 100 Index                            March 2001       91        Long         169,723
S & P 500 Index Futures                   March 2001       12        Long        (117,091)
S & P 500 Barra Value Index Futures       March 2001       38        Long          82,305
S & P 500 Barra Growth Index Futures      March 2001       31        Short        711,093
                                                                                ---------
                                                                                $ 404,857
                                                                                =========

At December 31, 2000, the series had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities

Each series of the trust may invest not more than a certain amount of its net assets in securities which are subject to legal or contractual restrictions on resale. Such restrictions range between 0% and 15% of the series' net assets.

At December 31, 2000, the High Yield Series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.3% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                                           Date of     Principal/Share
Series              Description                                          Acquisition        Amount          Cost        Value
-------------------------------------------------------------------------------------------------------------------------------
High Yield Series   Airplane Pass-Through Trust, 10.875s, 2019            03/13/96          691,390      $  691,390   $510,951
                    Atlantic Gulf Communities Corp.                       09/25/95               30              --          2
                    Merrill Lynch Mortgage Investors, Inc., 8.49s, 2022   06/22/97          500,000         346,563    485,625
                                                                                                         ----------   --------
                                                                                                         $1,037,953   $996,578
                                                                                                         ==========   ========


         --------------------------------------------------------------

   This MFS(R)/Sun Life Series Trust Annual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

Independent Auditor's Report

To the Trustees and the Shareholders of MFS/Sun Life Series Trust:

We have audited the accompanying statement of assets and liabilities of Bond Series, Emerging Markets Equity Series, Global Asset Allocation Series, Global Governments Series, Global Total Return Series, Government Securities Series, High Yield Series, International Gowth and Income Series, Money Market Series and Strategic Income Series (each a portfolio of MFS/Sun Life Series Trust), including the portfolios of investments, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bond Series, Emerging Markets Equity Series, Global Asset Allocation Series, Global Governments Series, Global Total Return Series, Government Securities Series, High Yield Series, International Gowth and Income Series, Money Market Series, and Strategic Income Series as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

Federal Tax Information

The series below have designated the following as a capital gain dividend for the year ended December 31, 2000:

                                                                  Long-Term
                                                                Capital Gains
-----------------------------------------------------------------------------
Global Asset Allocation Series.................................. $  959,983
Global Total Return Series......................................  5,382,594
International Growth and Income Series .........................  7,796,721

For the year ended December 31, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations were as follows:

                                                              Dividends Received
                                                                  Deductions
--------------------------------------------------------------------------------
Global Asset Allocation Series................................        3.44%
Global Total Return Series ...................................        9.25%
International Growth and Income Series........................        17.74%

For the year ended December 31, 2000, income from foreign sources and the foreign tax credit were as follows:

                                                                    Interest and
                                                                      Dividends      Deductions
-----------------------------------------------------------------------------------------------
Global Total Return Series ...................................       $2,336,453       $116,616
International Growth and Income Series........................        2,159,346        124,954

MFS(R)/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

Samuel Adams, Trustee
Counsel, Kirkpatrick & Lockhart LLP,
Boston, Massachusetts

David D. Horn#, Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
New Vineyard, Maine

Derwyn F. Phillips,+ Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

William R. Gutow,+ Trustee
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment Management Company,
Dallas, Texas

J. Kermit Birchfield,+ Trustee
Consultant; Chairman, Display Technology, Inc.;
Managing Director, Century Partners, Inc.,
Gloucester, Massachusetts

Officers
C. James Prieur,# President
Stephen E. Cavan,* Secretary and Clerk
James R. Bordewick, Jr.,* Assistant Secretary
James O. Yost,* Treasurer
Mark E. Bradley,* Assistant Treasurer
Robert R. Flaherty,* Assistant Treasurer
Laura F. Healy,* Assistant Treasurer
Ellen Moynihan,* Assistant Treasurer

Trustee Emeritus

Garth Marston,
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors
Deloitte & Touche LLP

Portfolio Managers*
William J. Adams
Jean O. Alessandro
S. Irfan Ali
David A. Antonelli
John W. Ballen
Thomas D. Barrett
Stephen C. Bryant
David M. Calabro
Dale A. Dutile
Mitchell D. Dynan
Kenneth J. Enright
Joseph C. Flaherty, Jr.
Steven R. Gorham
David S. Kennedy
Geoffrey L. Kurinsky
John E. Lathrop
John D. Laupheimer, Jr.
David R. Mannheim
Paul M. McMahon
Constantino Mokas
Steven E. Nothern
Lisa B. Nurme
Stephen Pesek
Mark Regan
Bernard A. Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
Toni Y. Shimura
Frederick J. Simmons
Brian E. Stack
James T. Swanson

#Sun Life Assurance Company of Canada
+Independent Trustee
*MFS Investment Management(R)                                  SUN-2A 02/01 235M